UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4986
                                   --------

                      FRANKLIN INVESTORS SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  10/31
                          -----

Date of reporting period: 10/31/03
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                                OCTOBER 31, 2003


                                                            Franklin Convertible
                                                                 Securities Fund

                                                     Franklin Equity Income Fund

                                                     Franklin Short-Intermediate
                                                 U.S. Government Securities Fund


[GRAPHIC OMITTED]

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                    Franklin
                           Investors Securities Trust

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.
                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

Gain From Our Perspective


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.


SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ............................  1

SPECIAL FEATURE:
Interest Rates and Your
Fixed Income Investment .......................  3


ANNUAL REPORT

Franklin Convertible
Securities Fund ...............................  8

Franklin Equity
Income Fund ................................... 14

Franklin Short-Intermediate
U.S. Government
Securities Fund ............................... 24

Financial Highlights and
Statements of
Investments ................................... 31

Financial Statements .......................... 48

Notes to
Financial Statements .......................... 53

Independent Auditors'
Report ........................................ 62

Tax Designation ............................... 63

Board Members and
Officers ...................................... 64

Proxy Voting Policies and Procedures .......... 69

Annual Report

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.




[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 10/31/03
Convertible Bonds ......................... 51.7%
Convertible Preferred Stocks .............. 44.4%
Common Stocks & Warrants ..................  1.5%
Short-Term Investments &
Other Net Assets ..........................  2.4%

We are pleased to bring you Franklin Convertible Securities Fund's annual report for the fiscal year ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin Convertible Securities Fund - Class A posted a +33.10% cumulative total return for the 12 months under review, as shown in the Performance Summary beginning on page 11. The Fund outperformed its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which had a 25.92% total return. 1



1. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 33.


8 |  Annual Report

ECONOMIC AND MARKET OVERVIEW

During the year ended October 31, 2003, many factors strongly impacted the U.S. economy and markets. Uncertainty about the economy's strength and geopolitical events pushed interest rates down during the first part of the reporting period. By mid-June, the 10-year U.S. Treasury yield fell to 3.11%, the lowest level in more than 45 years. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, refinancing activity, stabilized equity markets and rising home values improved consumers' net worths and allowed them to continue spending, which kept the economy moving forward. In fact, retail sales in October 2003 grew 6.1% from one year earlier, helping the economy expand.

However, it was really business spending that posted strong results for the latter half of the period. Nonresidential fixed investment increased 14.0% annualized in the third quarter of 2003, the highest increase since first quarter 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also benefited from this improvement. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.3% over the past 12 months. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and prepayments declined.


INVESTMENT STRATEGY

We follow a strategy of maintaining a portfolio of BALANCED convertible securities. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.



                                                               Annual Report | 9

TOP FIVE PREFERRED STOCKS
Franklin Convertible Securities Fund
10/31/03

------------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY                      NET ASSETS
------------------------------------------------------
  Ford Motor Co. Capital Trust II           2.5%
   CONSUMER DURABLES
------------------------------------------------------
  Temple Inland Inc.                        1.8%
   PROCESS INDUSTRIES
------------------------------------------------------
  Host Marriott Corp.                       1.8%
   REAL ESTATE
------------------------------------------------------
  PMI Group Inc.                            1.7%
   FINANCE
------------------------------------------------------
  Commerce Capital Trust II                 1.7%
   FINANCE
------------------------------------------------------


TOP FIVE BONDS
Franklin Convertible Securities Fund
10/31/03

---------------------------------------------------------
  COMPANY                                   % OF TOTAL
  SECTOR/INDUSTRY                            NET ASSETS
---------------------------------------------------------
  Liberty Media Corp. into Viacom                 2.0%
   CONSUMER SERVICES
---------------------------------------------------------
  Gilead Sciences Inc.                            2.0%
   HEALTH TECHNOLOGY
---------------------------------------------------------
  Countrywide Financial                           2.0%
   FINANCE
---------------------------------------------------------
  NII Holdings Inc.                               1.9%
   COMMUNICATIONS
---------------------------------------------------------
  NPS Pharmaceuticals Inc.                        1.8%
   HEALTH TECHNOLOGY
---------------------------------------------------------


MANAGER'S DISCUSSION

During the year under review, our pharmaceutical industry (health technology) investments, including positions in ICN Pharmaceuticals and Gilead Sciences, contributed to the Fund's performance. Additionally, cyclical companies such as Cendant, Host Marriott and Capital One enjoyed the benefits of an improving economy. Turnarounds at some troubled companies contributed to the Fund's positive performance. For example, cable company Charter Communications successfully began a process to restructure its balance sheet, and the Fund benefited with its position in Charter convertible bonds. Likewise, operational improvements at Gap and Ford also helped the Fund.

Conversely, some holdings in more defensive, non-cyclical positions detracted from performance. Distribution services companies Amerisource Bergen and Performance Food Group hindered the Fund, as did our positions in hospital company Lifepoint Hospitals, waste collection company Waste Connections, and defense company L-3 Communications.

Thank you for your participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.





[PHOTO OMITTED]

/S/Alan E. Muschott, CFA





[PHOTO OMITTED]

/S/Edward D. Perks, CFA

Portfolio Management Team
Franklin Convertible Securities Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




10 |  Annual Report

Performance Summary as of 10/31/03

FRANKLIN CONVERTIBLE SECURITIES FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.03            $13.90           $10.87
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5007
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.99            $13.81           $10.82
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4261



PERFORMANCE

--------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +33.10%         +59.11%          +141.06%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +25.48%          +8.44%            +8.55%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,548         $14,993           $22,720
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                    +22.65%          +7.90%            +8.36%
--------------------------------------------------------------------------------------------------------
     Distribution Rate 5                         3.39%
--------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.55%
--------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR   INCEPTION (10/2/95)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +32.08%         +53.47%           +89.36%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +29.77%          +8.72%            +8.08%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,977         $15,191           $18,749
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                    +26.93%          +8.18%            +7.66%
--------------------------------------------------------------------------------------------------------
     Distribution Rate 5                         3.05%
--------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.99%
--------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Franklin Convertible                Goldman Sachs/Bloomberg
                Securities Fund - Class A           U.S. Convertible 100 Index
11/1/93                  $9,425                                 $10,000
11/30/93                 $9,250                                  $9,964
12/31/93                 $9,484                                 $10,118
1/31/94                  $9,741                                 $10,367
2/28/94                  $9,706                                 $10,321
3/31/94                  $9,351                                 $10,012
4/30/94                  $9,209                                  $9,832
5/31/94                  $9,244                                  $9,861
6/30/94                  $9,233                                  $9,751
7/31/94                  $9,438                                  $9,957
8/31/94                  $9,667                                 $10,238
9/30/94                  $9,625                                 $10,098
10/31/94                 $9,630                                 $10,050
11/30/94                 $9,353                                  $9,697
12/31/94                 $9,329                                  $9,626
1/31/95                  $9,270                                  $9,816
2/28/95                  $9,463                                 $10,141
3/31/95                  $9,734                                 $10,440
4/30/95                  $9,997                                 $10,691
5/31/95                 $10,295                                 $10,998
6/30/95                 $10,595                                 $11,366
7/31/95                 $11,024                                 $11,715
8/31/95                 $11,128                                 $11,861
9/30/95                 $11,335                                 $12,000
10/31/95                $11,091                                 $11,739
11/30/95                $11,379                                 $12,207
12/31/95                $11,585                                 $12,273
1/31/96                 $11,800                                 $12,623
2/29/96                 $11,986                                 $12,839
3/31/96                 $12,107                                 $13,016
4/30/96                 $12,399                                 $13,138
5/31/96                 $12,653                                 $13,373
6/30/96                 $12,454                                 $13,281
7/31/96                 $12,000                                 $12,839
8/31/96                 $12,428                                 $13,248
9/30/96                 $12,917                                 $13,681
10/31/96                $12,945                                 $13,606
11/30/96                $13,417                                 $14,064
12/31/96                $13,477                                 $13,957
1/31/97                 $14,080                                 $14,207
2/28/97                 $13,934                                 $14,255
3/31/97                 $13,630                                 $14,145
4/30/97                 $13,662                                 $14,344
5/31/97                 $14,347                                 $15,015
6/30/97                 $14,813                                 $15,460
7/31/97                 $15,589                                 $16,378
8/31/97                 $15,707                                 $16,255
9/30/97                 $16,371                                 $17,071
10/31/97                $15,854                                 $16,660
11/30/97                $15,983                                 $16,603
12/31/97                $16,209                                 $16,677
1/31/98                 $15,976                                 $16,609
2/28/98                 $16,364                                 $17,476
3/31/98                 $16,506                                 $18,120
4/30/98                 $16,707                                 $18,319
5/31/98                 $16,231                                 $17,824
6/30/98                 $15,898                                 $17,928
7/31/98                 $15,502                                 $17,529
8/31/98                 $13,806                                 $15,500
9/30/98                 $14,083                                 $15,800
10/31/98                $14,279                                 $16,422
11/30/98                $14,778                                 $17,155
12/31/98                $15,078                                 $17,966
1/31/99                 $15,422                                 $18,536
2/28/99                 $14,705                                 $17,961
3/31/99                 $14,681                                 $18,279
4/30/99                 $15,317                                 $19,313
5/31/99                 $15,642                                 $19,498
6/30/99                 $16,197                                 $19,796
7/31/99                 $15,993                                 $19,733
8/31/99                 $16,133                                 $19,622
9/30/99                 $16,081                                 $19,175
10/31/99                $16,313                                 $19,691
11/30/99                $16,991                                 $20,319
12/31/99                $18,267                                 $21,661
1/31/00                 $18,679                                 $21,832
2/29/00                 $19,846                                 $22,398
3/31/00                 $20,524                                 $22,994
4/30/00                 $20,202                                 $22,444
5/31/00                 $19,861                                 $22,046
6/30/00                 $20,662                                 $23,345
7/31/00                 $20,328                                 $23,061
8/31/00                 $21,999                                 $25,096
9/30/00                 $21,818                                 $24,398
10/31/00                $21,291                                 $23,481
11/30/00                $19,390                                 $21,044
12/31/00                $21,073                                 $22,176
1/31/01                 $22,583                                 $23,871
2/28/01                 $21,244                                 $22,124
3/31/01                 $20,533                                 $21,057
4/30/01                 $21,962                                 $21,882
5/31/01                 $21,807                                 $21,665
6/30/01                 $21,391                                 $20,947
7/31/01                 $21,119                                 $20,746
8/31/01                 $20,464                                 $20,343
9/30/01                 $18,660                                 $19,030
10/31/01                $19,341                                 $19,297
11/30/01                $20,546                                 $20,062
12/31/01                $21,244                                 $20,374
1/31/02                 $20,858                                 $19,956
2/28/02                 $20,336                                 $19,260
3/31/02                 $21,321                                 $19,977
4/30/02                 $21,159                                 $19,605
5/31/02                 $20,734                                 $19,458
6/30/02                 $19,189                                 $18,446
7/31/02                 $17,561                                 $17,315
8/31/02                 $17,767                                 $17,672
9/30/02                 $16,786                                 $16,772
10/31/02                $17,070                                 $17,359
11/30/02                $18,405                                 $18,738
12/31/02                $17,940                                 $18,484
1/31/03                 $18,099                                 $18,755
2/28/03                 $18,036                                 $18,655
3/31/03                 $18,300                                 $18,815
4/30/03                 $19,532                                 $19,721
5/31/03                 $20,812                                 $20,636
6/30/03                 $21,155                                 $20,551
7/31/03                 $21,478                                 $20,700
8/31/03                 $21,688                                 $20,998
9/30/03                 $21,854                                 $21,219
10/31/03                $22,720                                 $21,859

AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------
  CLASS A                          10/31/03
---------------------------------------------
  1-Year                            +25.48%
---------------------------------------------
  5-Year                             +8.44%
  10-Year                            +8.55%
---------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Franklin Convertible                Goldman Sachs/Bloomberg
                Securities Fund - Class C           U.S. Convertible 100 Index
10/2/95                   $9,901                                $10,000
10/31/95                  $9,708                                 $9,782
11/30/95                  $9,964                                $10,173
12/31/95                 $10,125                                $10,228
1/31/96                  $10,317                                $10,520
2/29/96                  $10,468                                $10,700
3/31/96                  $10,571                                $10,847
4/30/96                  $10,822                                $10,948
5/31/96                  $11,032                                $11,144
6/30/96                  $10,854                                $11,068
7/31/96                  $10,451                                $10,700
8/31/96                  $10,812                                $11,040
9/30/96                  $11,232                                $11,401
10/31/96                 $11,245                                $11,338
11/30/96                 $11,659                                $11,720
12/31/96                 $11,697                                $11,631
1/31/97                  $12,214                                $11,839
2/28/97                  $12,079                                $11,879
3/31/97                  $11,807                                $11,788
4/30/97                  $11,827                                $11,953
5/31/97                  $12,416                                $12,513
6/30/97                  $12,803                                $12,884
7/31/97                  $13,469                                $13,649
8/31/97                  $13,564                                $13,546
9/30/97                  $14,123                                $14,226
10/31/97                 $13,667                                $13,884
11/30/97                 $13,780                                $13,836
12/31/97                 $13,957                                $13,898
1/31/98                  $13,756                                $13,841
2/28/98                  $14,071                                $14,564
3/31/98                  $14,184                                $15,101
4/30/98                  $14,348                                $15,266
5/31/98                  $13,939                                $14,853
6/30/98                  $13,643                                $14,940
7/31/98                  $13,294                                $14,608
8/31/98                  $11,826                                $12,917
9/30/98                  $12,056                                $13,167
10/31/98                 $12,217                                $13,685
11/30/98                 $12,638                                $14,296
12/31/98                 $12,888                                $14,972
1/31/99                  $13,176                                $15,447
2/28/99                  $12,554                                $14,968
3/31/99                  $12,535                                $15,233
4/30/99                  $13,061                                $16,095
5/31/99                  $13,331                                $16,248
6/30/99                  $13,798                                $16,497
7/31/99                  $13,616                                $16,445
8/31/99                  $13,717                                $16,352
9/30/99                  $13,675                                $15,980
10/31/99                 $13,864                                $16,410
11/30/99                 $14,434                                $16,933
12/31/99                 $15,501                                $18,051
1/31/00                  $15,842                                $18,194
2/29/00                  $16,837                                $18,665
3/31/00                  $17,391                                $19,162
4/30/00                  $17,106                                $18,704
5/31/00                  $16,816                                $18,372
6/30/00                  $17,476                                $19,454
7/31/00                  $17,184                                $19,218
8/31/00                  $18,580                                $20,913
9/30/00                  $18,416                                $20,332
10/31/00                 $17,959                                $19,568
11/30/00                 $16,339                                $17,537
12/31/00                 $17,764                                $18,480
1/31/01                  $18,993                                $19,893
2/28/01                  $17,885                                $18,437
3/31/01                  $17,272                                $17,548
4/30/01                  $18,467                                $18,236
5/31/01                  $18,313                                $18,054
6/30/01                  $17,963                                $17,456
7/31/01                  $17,712                                $17,289
8/31/01                  $17,162                                $16,953
9/30/01                  $15,645                                $15,859
10/31/01                 $16,196                                $16,081
11/30/01                 $17,186                                $16,719
12/31/01                 $17,764                                $16,979
1/31/02                  $17,430                                $16,631
2/28/02                  $16,994                                $16,050
3/31/02                  $17,797                                $16,648
4/30/02                  $17,650                                $16,338
5/31/02                  $17,295                                $16,216
6/30/02                  $15,991                                $15,372
7/31/02                  $14,617                                $14,430
8/31/02                  $14,791                                $14,727
9/30/02                  $13,961                                $13,977
10/31/02                 $14,195                                $14,466
11/30/02                 $15,297                                $15,615
12/31/02                 $14,891                                $15,404
1/31/03                  $15,023                                $15,629
2/28/03                  $14,957                                $15,546
3/31/03                  $15,168                                $15,679
4/30/03                  $16,168                                $16,435
5/31/03                  $17,221                                $17,197
6/30/03                  $17,505                                $17,126
7/31/03                  $17,747                                $17,250
8/31/03                  $17,909                                $17,498
9/30/03                  $18,043                                $17,683
10/31/03                 $18,749                                $18,216

AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------
  CLASS C                          10/31/03
---------------------------------------------
  1-Year                            +29.77%
---------------------------------------------
  5-Year                             +8.72%
---------------------------------------------
  Since Inception (10/2/95)          +8.08%
---------------------------------------------


12 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES


THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES; HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price per share on 10/31/03.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/03.
7. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market.


        Annual Report | Past performance does not guarantee future results. | 13

Franklin Equity Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with higher than average yield of the stocks in the Standard & Poor's 500 Composite Index (S&P 500). 1



This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin Equity Income Fund - Class A posted a +18.72% cumulative total return for the 12 months under review, as shown in the Performance Summary beginning on page 19. Although the Fund performed well during the year under review, it underperformed its new benchmark, the Russell 1000[R] Value Index, which returned 22.87%. The Fund also underperformed the Russell 3000[R] Value Index's total return of 24.06%. 2 The Russell 1000 Value Index is replacing the Russell 3000 Value Index as the Fund's benchmark because the composition of the Russell 1000 Value Index better reflects the Fund's holdings. The Fund slightly underperformed its peers, as measured by the Lipper Equity Income Funds Average, which returned 19.85% for the same period. 3


ECONOMIC AND MARKET OVERVIEW

During the year ended October 31, 2003, many factors strongly impacted the U.S. economy and markets. Uncertainty about the economy's strength and geopolitical events pushed interest rates down during the first part of the reporting period. By mid-June, the 10-year U.S. Treasury yield fell to 3.11%, the lowest level in more than 45 years. For consumers, historically low mortgage rates enabled many



1. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
3. Source: Lipper Inc. The Lipper Equity Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. As of 10/31/03, there were 195 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 41.


14 |  Annual Report

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/01/02-10/31/03

--------------------------------------------------------------------------------
                                      DIVIDEND PER SHARE
              ------------------------------------------------------------------
   MONTH        CLASS A           CLASS B           CLASS C          CLASS R
--------------------------------------------------------------------------------
   November    3.24 cents        2.17 cents        2.23 cents        2.87 cents
   December    6.99 cents*       6.15 cents*       6.19 cents*       6.77 cents*
   January     3.24 cents        2.40 cents        2.44 cents        3.02 cents
   February    3.24 cents        2.40 cents        2.44 cents        3.02 cents
   March       3.24 cents        2.36 cents        2.34 cents        2.97 cents
   April       3.24 cents        2.36 cents        2.34 cents        2.97 cents
   May         3.24 cents        2.36 cents        2.34 cents        2.97 cents
   June        3.24 cents        2.33 cents        2.24 cents        2.95 cents
   July        3.24 cents        2.33 cents        2.24 cents        2.95 cents
   August      3.24 cents        2.33 cents        2.24 cents        2.95 cents
   September   3.24 cents        2.17 cents        2.13 cents        2.90 cents
   October     3.24 cents        2.17 cents        2.13 cents        2.90 cents
--------------------------------------------------------------------------------
   TOTAL      42.63 CENTS       31.53 CENTS       31.30 CENTS       39.24 CENTS

*Includes an additional 3.75 cent distribution to meet excise tax requirements.


homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, refinancing activity, stabilized equity markets and rising home values improved consumers' net worths and allowed them to continue spending, which kept the economy moving forward. In fact, retail sales in October 2003 grew 6.1% from one year earlier, helping the economy expand.

However, it was really business spending that posted strong results for the latter half of the period. Nonresidential fixed investment increased 14.0% annualized in the third quarter of 2003, the highest increase since first quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also benefited from this improvement. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a



                                                              Annual Report | 15

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
10/31/03

--------------------------------------------------
                                      % OF TOTAL
--------------------------------------------------
  SECTOR/INDUSTRY                     NET ASSETS
--------------------------------------------------
  Finance                                  29.2%*
--------------------------------------------------
  Energy Minerals                           9.7%
--------------------------------------------------
  Electronic Technology                     8.4%
--------------------------------------------------
  Producer Manufacturing                    7.8%
--------------------------------------------------
  Health Technology                         7.4%
--------------------------------------------------
  Communications                            6.6%
--------------------------------------------------
  Consumer Non-Durables                     5.6%
--------------------------------------------------
  Process Industries                        4.2%
--------------------------------------------------
  Consumer Services                         3.2%
--------------------------------------------------
  Utilities                                 2.9%
--------------------------------------------------
  Commercial Services                       2.2%
--------------------------------------------------
  Retail Trade                              2.1%
--------------------------------------------------
  Technology Services                       2.0%
--------------------------------------------------
  Consumer Durables                         1.7%
--------------------------------------------------
  Health Services                           1.2%
--------------------------------------------------
  Non-Energy Minerals                       1.0%
--------------------------------------------------
  Real Estate                               0.7%
--------------------------------------------------
  Short-Term Investments &
  Other Net Assets                          4.1%
--------------------------------------------------

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.


modest 1.3% over the past 12 months. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and prepayments declined.

INVESTMENT STRATEGY
We emphasize dividend yield in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to return. We look at the relative value of a company based on criteria such as revenues, book value and earnings potential. Then we search for high-quality companies with strong balance sheets and a distinct industry advantage. We target companies that have long track records of paying dividends that are higher than the average yield of the S&P 500, or of increasing dividends in recent years.

MANAGER'S DISCUSSION
During the year under review, several investments in economically sensitive sectors such as finance, electronic technology and producer manufacturing positively influenced the Fund's returns. Within electronic technology, Rockwell Automation, up more than 90%, exhibited the single highest contribution to overall Fund returns. Our investment in Motorola, which gained 50%, also contributed significantly to the Fund's returns.

The finance sector had the largest beneficial impact on the Fund's absolute returns, as the sector gained nearly 30% for the year. Within this group, our positions in Fleet Boston Financial and JP Morgan Chase were among the Fund's best performers. Each rose more than 80% for the one-year period. Stock selection within finance helped partially offset this sector's year-long average underweighting relative to the benchmark Russell 1000 Value Index. At year-end, the sector represented 29.2% of the Fund's total net assets, compared with the index's 36.3% weighting. We selectively added to existing positions as well as initiated new positions. Overall, fundamentals were strong within the finance sector, and many companies significantly raised their dividends in recent months.

Among our producer manufacturing investments, Honeywell and United Technologies were stand-out performers, with gains in excess of 30% each for the 12-month period.



16 |  Annual Report

Our investments within consumer services generated the Fund's highest relative returns. Our overweighted position in McDonald's shares returned nearly 40% for the Fund's fiscal year. Other positive contributors included Walt Disney (+37%) and publisher Dow Jones, which gained approximately 38% from the time of purchase during the year.

Several sectors detracted from Fund performance during the year. Utilities accounted for nearly half of the Fund's relative underperformance for the period. Although we were only slightly underweighted compared with the index, negative results of specific stocks in our portfolio, such as Duke Energy and First Energy, overshadowed the group's otherwise positive returns. Our communications sector holdings registered the Fund's most disappointing results. Shares of AT&T performed especially poorly after the company lowered its earnings outlook and warned that weak trends in 2002 would persist into 2003.

In short, the Fund's returns reflected investment results for above-average dividend yielding securities that underperformed non-dividend paying securities during the 12-month period. Despite the recently passed legislation that lowered taxes on qualified dividends, income-paying stocks were disappointing performers during the Fund's fiscal year. According to Ned Davis Research, non-dividend yielding issues outperformed higher yielding stocks in the S&P 500 by 31.4 percentage points (51.4% vs. 20.0%) for the 12-month period ended October 31, 2003. 1 Corporations, on the other hand, appeared to respond favorably to the recent legislation. For example, several companies within our portfolio significantly increased their dividends, most notably Citigroup (up 75%), McDonalds (up 70%), and Wells Fargo (up 50%).

At fiscal year-end, consistent with our strategy, our investment attention was oriented toward companies we believed were attractively valued and most likely to increase their dividends. These would include "fallen angel" growth companies in sectors such as technology and health care. We also increased our investments in selected finance companies and beaten-up cyclicals that we believe have the potential for a strong earnings recovery. Conversely, we were generally underweighted in consumer and interest rate-sensitive sectors relative to the Russell 1000 Value Index.



TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/03

----------------------------------------------------
  COMPANY                              % OF TOTAL
----------------------------------------------------
  SECTOR/INDUSTRY                       NET ASSETS
----------------------------------------------------
  Citigroup Inc.                              4.0%
   FINANCE
----------------------------------------------------
  ChevronTexaco Corp.                         2.8%
   ENERGY MINERALS
----------------------------------------------------
  BP PLC, ADR (U.K.)                          2.8%
   ENERGY MINERALS
----------------------------------------------------
  General Electric Co.                        2.6%
   PRODUCER MANUFACTURING
----------------------------------------------------
  Washington Mutual Inc.                      2.5%
   FINANCE
----------------------------------------------------
  Honeywell International Inc.                2.2%
   PRODUCER MANUFACTURING
----------------------------------------------------
  Dow Chemical Co.                            2.1%
   PROCESS INDUSTRIES
----------------------------------------------------
  Morgan Stanley                              2.1%
   FINANCE
----------------------------------------------------
  Altria Group Inc.                           2.1%
   CONSUMER NON-DURABLES
----------------------------------------------------
  Fannie Mae                                  2.1%
   FINANCE
----------------------------------------------------


                                                              Annual Report | 17

Thank you for your participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.





[PHOTO OMITTED]

/S/Frank M. Felicelli


[PHOTO OMITTED]

/S/Derek M. Taner

Portfolio Management Team
Franklin Equity Income Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


18 |  Annual Report

Performance Summary as of 10/31/03

FRANKLIN EQUITY INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.41            $17.84           $15.43
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4263
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.39            $17.76           $15.37
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3153
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.39            $17.77           $15.38
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3130
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.41            $17.85           $15.44
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3924
---------------------------------------------------------------------------------------------------




        Annual Report | Past performance does not guarantee future results. | 19

PERFORMANCE

-------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +18.72%         +19.31%          +121.07%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +11.91%          +2.37%            +7.62%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,191         $11,243           $20,835
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                    +11.78%          +2.06%            +7.17%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 5                 2.05%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6         2.08%
-------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          3-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +17.85%          -2.51%           +11.28%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +13.85%          -1.77%            +1.89%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,385          $9,480           $10,945
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                    +13.68%          -2.50%            +0.73%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 5                 1.47%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6         1.47%
-------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR   INCEPTION (10/2/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +17.82%         +14.90%           +77.70%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +15.62%          +2.61%            +7.24%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,562         $11,376           $17,598
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                    +15.48%          +2.31%            +6.58%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 5                 1.42%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6         1.46%
-------------------------------------------------------------------------------------------------------
  CLASS R                                                                1-YEAR    INCEPTION (8/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                             +18.46%           +13.53%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                         +17.46%            +9.91%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                         $11,746           $11,253
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                    +17.32%            +5.39%
-------------------------------------------------------------------------------------------------------
     Distribution Rate 5                 1.95%
-------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6         1.96%
-------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


20 |  Past performance does not guarantee future results.  |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Equity Income        Russell 1000       Russell 3000     Lipper Equity Income
                  Fund - Class A             Value Index        Value Index         Funds Average            CPI
11/1/93                $9,425               $10,000             $10,000               $10,000             $10,000
11/30/93               $9,327                $9,792              $9,789                $9,839             $10,007
12/31/93               $9,403                $9,979              $9,985                $9,986             $10,007
1/31/94                $9,623               $10,354             $10,360               $10,252             $10,034
2/28/94                $9,356               $10,001             $10,037                $9,981             $10,069
3/31/94                $8,962                $9,628              $9,656                $9,595             $10,103
4/30/94                $9,032                $9,813              $9,832                $9,732             $10,117
5/31/94                $9,145                $9,927              $9,933                $9,818             $10,124
6/30/94                $9,125                $9,689              $9,693                $9,669             $10,158
7/31/94                $9,366                $9,990              $9,982                $9,942             $10,185
8/31/94                $9,737               $10,278             $10,280               $10,250             $10,226
9/30/94                $9,547                $9,937              $9,963               $10,057             $10,254
10/31/94               $9,609               $10,076             $10,067               $10,129             $10,261
11/30/94               $9,337                $9,670              $9,661                $9,777             $10,275
12/31/94               $9,372                $9,782              $9,790                $9,864             $10,275
1/31/95                $9,638               $10,083             $10,055               $10,097             $10,316
2/28/95                $9,827               $10,482             $10,450               $10,415             $10,357
3/31/95                $9,968               $10,713             $10,661               $10,636             $10,391
4/30/95               $10,187               $11,051             $10,996               $10,866             $10,426
5/31/95               $10,399               $11,516             $11,437               $11,222             $10,446
6/30/95               $10,456               $11,672             $11,614               $11,340             $10,467
7/31/95               $10,591               $12,078             $12,021               $11,606             $10,467
8/31/95               $10,692               $12,249             $12,209               $11,735             $10,494
9/30/95               $11,065               $12,692             $12,625               $12,157             $10,515
10/31/95              $10,971               $12,566             $12,461               $12,048             $10,549
11/30/95              $11,341               $13,202             $13,079               $12,574             $10,542
12/31/95              $11,784               $13,534             $13,416               $12,940             $10,535
1/31/96               $12,062               $13,956             $13,802               $13,248             $10,597
2/29/96               $11,951               $14,061             $13,917               $13,307             $10,631
3/31/96               $12,043               $14,300             $14,158               $13,473             $10,686
4/30/96               $12,075               $14,355             $14,244               $13,591             $10,728
5/31/96               $12,167               $14,535             $14,439               $13,797             $10,748
6/30/96               $12,359               $14,547             $14,434               $13,860             $10,755
7/31/96               $11,911               $13,997             $13,865               $13,389             $10,776
8/31/96               $12,103               $14,397             $14,283               $13,702             $10,796
9/30/96               $12,396               $14,969             $14,831               $14,176             $10,830
10/31/96              $12,651               $15,548             $15,362               $14,502             $10,865
11/30/96              $13,232               $16,676             $16,447               $15,267             $10,885
12/31/96              $13,284               $16,463             $16,313               $15,186             $10,885
1/31/97               $13,634               $17,261             $17,047               $15,710             $10,920
2/28/97               $13,906               $17,515             $17,288               $15,917             $10,954
3/31/97               $13,667               $16,885             $16,683               $15,443             $10,981
4/30/97               $13,758               $17,594             $17,337               $15,864             $10,995
5/31/97               $14,481               $18,577             $18,347               $16,735             $10,988
6/30/97               $14,909               $19,374             $19,148               $17,368             $11,002
7/31/97               $15,621               $20,832             $20,525               $18,370             $11,016
8/31/97               $15,380               $20,089             $19,895               $17,812             $11,036
9/30/97               $16,169               $21,304             $21,110               $18,688             $11,064
10/31/97              $15,739               $20,708             $20,522               $18,204             $11,091
11/30/97              $16,435               $21,624             $21,360               $18,852             $11,084
12/31/97              $16,899               $22,255             $21,994               $19,329             $11,071
1/31/98               $16,781               $21,940             $21,674               $19,288             $11,091
2/28/98               $17,426               $23,417             $23,119               $20,255             $11,112
3/31/98               $18,347               $24,850             $24,487               $21,184             $11,132
4/30/98               $18,107               $25,016             $24,646               $21,172             $11,153
5/31/98               $17,832               $24,645             $24,232               $20,862             $11,174
6/30/98               $17,800               $24,961             $24,501               $21,042             $11,187
7/31/98               $17,297               $24,520             $23,936               $20,526             $11,201
8/31/98               $15,923               $20,871             $20,358               $18,209             $11,215
9/30/98               $16,761               $22,069             $21,525               $19,201             $11,229
10/31/98              $17,463               $23,779             $23,106               $20,309             $11,256
11/30/98              $18,026               $24,886             $24,146               $21,122             $11,256
12/31/98              $18,029               $25,733             $24,963               $21,673             $11,249
1/31/99               $17,686               $25,939             $25,102               $21,523             $11,277
2/28/99               $17,380               $25,573             $24,644               $21,121             $11,290
3/31/99               $17,606               $26,102             $25,102               $21,569             $11,325
4/30/99               $18,998               $28,540             $27,443               $23,115             $11,407
5/31/99               $19,207               $28,226             $27,221               $22,942             $11,407
6/30/99               $19,435               $29,046             $28,026               $23,607             $11,407
7/31/99               $18,907               $28,195             $27,216               $23,014             $11,441
8/31/99               $18,454               $27,149             $26,208               $22,446             $11,469
9/30/99               $17,943               $26,200             $25,321               $21,692             $11,524
10/31/99              $18,319               $27,708             $26,636               $22,520             $11,544
11/30/99              $18,121               $27,491             $26,451               $22,383             $11,551
12/31/99              $18,173               $27,624             $26,624               $22,614             $11,551
1/31/00               $17,609               $26,723             $25,767               $21,833             $11,585
2/29/00               $16,672               $24,738             $24,087               $20,576             $11,654
3/31/00               $18,260               $27,756             $26,812               $22,510             $11,750
4/30/00               $18,451               $27,433             $26,532               $22,465             $11,757
5/31/00               $18,828               $27,722             $26,764               $22,867             $11,771
6/30/00               $18,413               $26,455             $25,677               $22,323             $11,833
7/31/00               $18,583               $26,786             $26,034               $22,410             $11,860
8/31/00               $19,895               $28,277             $27,463               $23,638             $11,860
9/30/00               $20,192               $28,536             $27,688               $23,709             $11,922
10/31/00              $20,892               $29,237             $28,317               $24,166             $11,942
11/30/00              $20,441               $28,152             $27,296               $23,398             $11,949
12/31/00              $21,553               $29,562             $28,763               $24,559             $11,942
1/31/01               $21,773               $29,676             $28,920               $24,681             $12,018
2/28/01               $21,331               $28,850             $28,167               $23,970             $12,066
3/31/01               $20,670               $27,831             $27,209               $23,151             $12,093
4/30/01               $21,667               $29,196             $28,538               $24,357             $12,141
5/31/01               $21,997               $29,852             $29,186               $24,783             $12,196
6/30/01               $21,639               $29,190             $28,665               $24,141             $12,217
7/31/01               $21,928               $29,128             $28,564               $24,107             $12,183
8/31/01               $21,359               $27,961             $27,491               $23,326             $12,183
9/30/01               $19,734               $25,993             $25,479               $21,822             $12,237
10/31/01              $19,593               $25,769             $25,319               $21,861             $12,196
11/30/01              $20,776               $27,267             $26,815               $23,002             $12,176
12/31/01              $21,265               $27,910             $27,517               $23,421             $12,128
1/31/02               $21,224               $27,695             $27,347               $23,215             $12,155
2/28/02               $21,495               $27,739             $27,400               $23,345             $12,203
3/31/02               $22,148               $29,051             $28,753               $24,223             $12,272
4/30/02               $21,477               $28,055             $27,919               $23,447             $12,340
5/31/02               $21,738               $28,196             $27,972               $23,436             $12,340
6/30/02               $20,422               $26,577             $26,444               $22,067             $12,347
7/31/02               $18,743               $24,106             $23,877               $20,306             $12,361
8/31/02               $18,859               $24,288             $24,037               $20,469             $12,402
9/30/02               $16,604               $21,588             $21,431               $18,381             $12,423
10/31/02              $17,550               $23,187             $22,927               $19,379             $12,443
11/30/02              $18,760               $24,648             $24,398               $20,503             $12,443
12/31/02              $18,053               $23,577             $23,339               $19,752             $12,416
1/31/03               $17,332               $23,006             $22,768               $19,195             $12,471
2/28/03               $16,669               $22,393             $22,150               $18,733             $12,567
3/31/03               $16,660               $22,430             $22,200               $18,742             $12,642
4/30/03               $17,919               $24,405             $24,165               $20,159             $12,615
5/31/03               $19,136               $25,980             $25,788               $21,397             $12,594
6/30/03               $19,450               $26,305             $26,119               $21,639             $12,608
7/31/03               $19,510               $26,696             $26,574               $21,911             $12,622
8/31/03               $19,769               $27,112             $27,032               $22,262             $12,670
9/30/03               $19,690               $26,848             $26,765               $22,086             $12,711
10/31/03              $20,835               $28,491             $28,444               $23,188             $12,697

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Equity Income        Russell 1000       Russell 3000     Lipper Equity Income
                  Fund - Class B             Value Index        Value Index         Funds Average            CPI
1/1/99                $10,000               $10,000             $10,000               $10,000             $10,000
1/31/99                $9,805               $10,080             $10,056                $9,931             $10,024
2/28/99                $9,629                $9,938              $9,872                $9,745             $10,037
3/31/99                $9,748               $10,143             $10,056                $9,952             $10,067
4/30/99               $10,513               $11,091             $10,993               $10,665             $10,140
5/31/99               $10,617               $10,969             $10,905               $10,585             $10,140
6/30/99               $10,732               $11,287             $11,227               $10,892             $10,140
7/31/99               $10,435               $10,957             $10,902               $10,619             $10,171
8/31/99               $10,179               $10,550             $10,499               $10,357             $10,195
9/30/99                $9,885               $10,181             $10,143               $10,009             $10,244
10/31/99              $10,087               $10,767             $10,670               $10,391             $10,262
11/30/99               $9,966               $10,683             $10,596               $10,328             $10,268
12/31/99              $10,000               $10,735             $10,665               $10,434             $10,268
1/31/00                $9,677               $10,385             $10,322               $10,074             $10,299
2/29/00                $9,160                $9,613              $9,649                $9,494             $10,360
3/31/00               $10,023               $10,786             $10,741               $10,386             $10,445
4/30/00               $10,116               $10,660             $10,628               $10,365             $10,451
5/31/00               $10,317               $10,773             $10,722               $10,551             $10,464
6/30/00               $10,084               $10,280             $10,286               $10,300             $10,519
7/31/00               $10,171               $10,409             $10,429               $10,340             $10,543
8/31/00               $10,880               $10,988             $11,001               $10,907             $10,543
9/30/00               $11,043               $11,089             $11,091               $10,939             $10,598
10/31/00              $11,415               $11,361             $11,344               $11,151             $10,616
11/30/00              $11,162               $10,940             $10,935               $10,796             $10,622
12/31/00              $11,757               $11,488             $11,522               $11,331             $10,616
1/31/01               $11,876               $11,532             $11,585               $11,388             $10,683
2/28/01               $11,627               $11,211             $11,283               $11,060             $10,726
3/31/01               $11,258               $10,815             $10,900               $10,682             $10,750
4/30/01               $11,795               $11,346             $11,432               $11,238             $10,793
5/31/01               $11,969               $11,600             $11,691               $11,435             $10,842
6/30/01               $11,761               $11,343             $11,483               $11,139             $10,860
7/31/01               $11,911               $11,319             $11,442               $11,123             $10,830
8/31/01               $11,595               $10,866             $11,013               $10,763             $10,830
9/30/01               $10,709               $10,101             $10,206               $10,069             $10,879
10/31/01              $10,619               $10,014             $10,142               $10,087             $10,842
11/30/01              $11,255               $10,596             $10,742               $10,613             $10,824
12/31/01              $11,515               $10,846             $11,023               $10,807             $10,781
1/31/02               $11,486               $10,762             $10,955               $10,711             $10,805
2/28/02               $11,621               $10,779             $10,976               $10,771             $10,848
3/31/02               $11,975               $11,289             $11,518               $11,176             $10,909
4/30/02               $11,604               $10,902             $11,184               $10,819             $10,970
5/31/02               $11,738               $10,957             $11,205               $10,813             $10,970
6/30/02               $11,018               $10,328             $10,593               $10,182             $10,976
7/31/02               $10,108                $9,368              $9,565                $9,369             $10,988
8/31/02               $10,164                $9,438              $9,629                $9,444             $11,025
9/30/02                $8,945                $8,389              $8,585                $8,481             $11,043
10/31/02               $9,443                $9,010              $9,184                $8,942             $11,062
11/30/02              $10,096                $9,578              $9,774                $9,460             $11,062
12/31/02               $9,709                $9,162              $9,350                $9,114             $11,037
1/31/03                $9,309                $8,940              $9,121                $8,857             $11,086
2/28/03                $8,953                $8,702              $8,873                $8,643             $11,171
3/31/03                $8,936                $8,716              $8,893                $8,648             $11,239
4/30/03                $9,609                $9,484              $9,680                $9,302             $11,214
5/31/03               $10,252               $10,096             $10,330                $9,873             $11,196
6/30/03               $10,415               $10,222             $10,463                $9,984             $11,208
7/31/03               $10,442               $10,374             $10,645               $10,110             $11,220
8/31/03               $10,576               $10,536             $10,829               $10,272             $11,263
9/30/03               $10,527               $10,433             $10,722               $10,191             $11,300
10/31/03              $10,945               $11,072             $11,394               $10,699             $11,287

Annual Report | Past performance does not guarantee future results. | 21

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Equity Income        Russell 1000       Russell 3000     Lipper Equity Income
                  Fund - Class C             Value Index        Value Index         Funds Average            CPI
10/2/95                $9,903               $10,000             $10,000               $10,000             $10,000
10/31/95               $9,843                $9,901              $9,871                $9,910             $10,033
11/30/95              $10,184               $10,402             $10,360               $10,343             $10,026
12/31/95              $10,548               $10,664             $10,627               $10,644             $10,020
1/31/96               $10,800               $10,996             $10,933               $10,897             $10,078
2/29/96               $10,697               $11,079             $11,023               $10,945             $10,111
3/31/96               $10,775               $11,267             $11,215               $11,082             $10,163
4/30/96               $10,800               $11,311             $11,283               $11,180             $10,202
5/31/96               $10,872               $11,452             $11,437               $11,348             $10,222
6/30/96               $11,040               $11,461             $11,433               $11,401             $10,228
7/31/96               $10,634               $11,028             $10,982               $11,013             $10,248
8/31/96               $10,794               $11,344             $11,313               $11,271             $10,268
9/30/96               $11,049               $11,795             $11,748               $11,661             $10,300
10/31/96              $11,266               $12,251             $12,169               $11,929             $10,333
11/30/96              $11,771               $13,139             $13,028               $12,558             $10,352
12/31/96              $11,815               $12,971             $12,921               $12,491             $10,352
1/31/97               $12,119               $13,600             $13,503               $12,922             $10,385
2/28/97               $12,352               $13,800             $13,694               $13,093             $10,418
3/31/97               $12,140               $13,304             $13,214               $12,702             $10,444
4/30/97               $12,208               $13,863             $13,733               $13,049             $10,457
5/31/97               $12,839               $14,637             $14,532               $13,766             $10,450
6/30/97               $13,206               $15,265             $15,167               $14,286             $10,463
7/31/97               $13,830               $16,414             $16,258               $15,110             $10,477
8/31/97               $13,602               $15,829             $15,759               $14,651             $10,496
9/30/97               $14,301               $16,785             $16,721               $15,372             $10,522
10/31/97              $13,903               $16,316             $16,255               $14,974             $10,548
11/30/97              $14,510               $17,038             $16,920               $15,507             $10,542
12/31/97              $14,912               $17,535             $17,422               $15,899             $10,529
1/31/98               $14,799               $17,287             $17,168               $15,866             $10,548
2/28/98               $15,359               $18,451             $18,312               $16,660             $10,568
3/31/98               $16,163               $19,579             $19,396               $17,425             $10,587
4/30/98               $15,933               $19,710             $19,522               $17,415             $10,607
5/31/98               $15,681               $19,418             $19,195               $17,160             $10,627
6/30/98               $15,650               $19,667             $19,407               $17,308             $10,640
7/31/98               $15,198               $19,320             $18,960               $16,884             $10,653
8/31/98               $13,979               $16,445             $16,126               $14,978             $10,666
9/30/98               $14,707               $17,389             $17,050               $15,794             $10,679
10/31/98              $15,316               $18,736             $18,303               $16,705             $10,705
11/30/98              $15,802               $19,608             $19,127               $17,374             $10,705
12/31/98              $15,787               $20,276             $19,774               $17,827             $10,698
1/31/99               $15,485               $20,438             $19,884               $17,704             $10,725
2/28/99               $15,207               $20,149             $19,521               $17,373             $10,738
3/31/99               $15,395               $20,566             $19,884               $17,741             $10,770
4/30/99               $16,606               $22,487             $21,738               $19,013             $10,849
5/31/99               $16,770               $22,240             $21,562               $18,871             $10,849
6/30/99               $16,960               $22,886             $22,200               $19,418             $10,849
7/31/99               $16,488               $22,216             $21,558               $18,931             $10,881
8/31/99               $16,083               $21,391             $20,760               $18,463             $10,907
9/30/99               $15,626               $20,644             $20,057               $17,843             $10,960
10/31/99              $15,944               $21,832             $21,098               $18,524             $10,979
11/30/99              $15,762               $21,661             $20,952               $18,411             $10,986
12/31/99              $15,795               $21,766             $21,089               $18,601             $10,986
1/31/00               $15,291               $21,056             $20,410               $17,959             $11,018
2/29/00               $14,472               $19,491             $19,080               $16,925             $11,084
3/31/00               $15,844               $21,869             $21,238               $18,516             $11,175
4/30/00               $16,000               $21,615             $21,016               $18,479             $11,181
5/31/00               $16,317               $21,843             $21,200               $18,809             $11,195
6/30/00               $15,947               $20,845             $20,339               $18,362             $11,253
7/31/00               $16,085               $21,106             $20,621               $18,433             $11,279
8/31/00               $17,206               $22,280             $21,754               $19,443             $11,279
9/30/00               $17,462               $22,484             $21,932               $19,502             $11,338
10/31/00              $18,059               $23,036             $22,430               $19,878             $11,358
11/30/00              $17,658               $22,181             $21,622               $19,246             $11,364
12/31/00              $18,599               $23,292             $22,784               $20,201             $11,358
1/31/01               $18,778               $23,382             $22,907               $20,302             $11,430
2/28/01               $18,383               $22,732             $22,311               $19,717             $11,475
3/31/01               $17,809               $21,929             $21,552               $19,043             $11,501
4/30/01               $18,658               $23,004             $22,605               $20,035             $11,547
5/31/01               $18,922               $23,521             $23,118               $20,385             $11,599
6/30/01               $18,602               $22,999             $22,706               $19,857             $11,619
7/31/01               $18,839               $22,950             $22,625               $19,830             $11,586
8/31/01               $18,338               $22,031             $21,776               $19,187             $11,586
9/30/01               $16,927               $20,480             $20,182               $17,949             $11,638
10/31/01              $16,794               $20,304             $20,055               $17,982             $11,599
11/30/01              $17,800               $21,484             $21,240               $18,920             $11,580
12/31/01              $18,211               $21,990             $21,796               $19,265             $11,534
1/31/02               $18,165               $21,821             $21,662               $19,095             $11,560
2/28/02               $18,379               $21,856             $21,704               $19,202             $11,606
3/31/02               $18,928               $22,890             $22,775               $19,924             $11,671
4/30/02               $18,351               $22,105             $22,115               $19,287             $11,736
5/31/02               $18,555               $22,216             $22,157               $19,277             $11,736
6/30/02               $17,426               $20,940             $20,946               $18,151             $11,743
7/31/02               $15,987               $18,994             $18,913               $16,703             $11,756
8/31/02               $16,075               $19,137             $19,040               $16,836             $11,795
9/30/02               $14,148               $17,009             $16,975               $15,119             $11,815
10/31/02              $14,936               $18,269             $18,161               $15,940             $11,834
11/30/02              $15,968               $19,420             $19,326               $16,865             $11,834
12/31/02              $15,348               $18,577             $18,487               $16,247             $11,808
1/31/03               $14,726               $18,127             $18,035               $15,789             $11,860
2/28/03               $14,153               $17,644             $17,545               $15,409             $11,952
3/31/03               $14,136               $17,673             $17,585               $15,416             $12,023
4/30/03               $15,200               $19,229             $19,141               $16,582             $11,997
5/31/03               $16,216               $20,470             $20,427               $17,600             $11,978
6/30/03               $16,473               $20,726             $20,689               $17,799             $11,991
7/31/03               $16,505               $21,035             $21,049               $18,023             $12,004
8/31/03               $16,725               $21,362             $21,412               $18,311             $12,050
9/30/03               $16,647               $21,154             $21,201               $18,167             $12,089
10/31/03              $17,598               $22,449             $22,531               $19,073             $12,076

AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS C                    10/31/03
---------------------------------------
  1-Year                      +15.62%
---------------------------------------
  5-Year                       +2.61%
---------------------------------------
  Since Inception (10/2/95)    +7.24%
---------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Equity Income        Russell 1000       Russell 3000     Lipper Equity Income
                  Fund - Class R             Value Index        Value Index         Funds Average            CPI
8/1/02                $10,000               $10,000             $10,000               $10,000             $10,000
8/31/02               $10,067               $10,076             $10,067               $10,080             $10,033
9/30/02                $8,862                $8,955              $8,975                $9,052             $10,050
10/31/02               $9,364                $9,619              $9,602                $9,543             $10,067
11/30/02              $10,013               $10,225             $10,218               $10,097             $10,067
12/31/02               $9,628                $9,781              $9,775                $9,727             $10,044
1/31/03                $9,243                $9,544              $9,535                $9,453             $10,089
2/28/03                $8,888                $9,289              $9,277                $9,225             $10,167
3/31/03                $8,882                $9,305              $9,298                $9,230             $10,228
4/30/03                $9,557               $10,124             $10,121                $9,928             $10,205
5/31/03               $10,197               $10,777             $10,800               $10,537             $10,189
6/30/03               $10,363               $10,912             $10,939               $10,656             $10,200
7/31/03               $10,393               $11,075             $11,129               $10,790             $10,211
8/31/03               $10,529               $11,247             $11,321               $10,963             $10,250
9/30/03               $10,485               $11,137             $11,209               $10,877             $10,283
10/31/03              $11,253               $11,819             $11,913               $11,419             $10,272

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS R                    10/31/03
---------------------------------------
  1-Year                      +17.46%
---------------------------------------
  Since Inception (8/1/02)     +9.91%
---------------------------------------


22 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES

CLASS A:         Subject to the current, maximum 5.75% initial sales charge.
                 Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and R) per share on 10/31/03.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/03.
7. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth rates.
8. The Lipper Equity Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. As of 10/31/03, there were 195 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered.

        Annual Report | Past performance does not guarantee future results. | 23

Franklin Short-Intermediate
U.S. Government Securities Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.





This annual report for Franklin Short-Intermediate U.S. Government Securities Fund covers the fiscal year ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin Short-Intermediate U.S. Government Securities Fund - Class A posted a +1.92% cumulative total return for the 12 months under review, as shown in the Performance Summary beginning on page 28. The Fund underperformed its benchmark, the Lehman Brothers Short U.S. Treasury 1-5 Year Index, which returned 2.16%. 1


ECONOMIC AND MARKET OVERVIEW

During the year ended October 31, 2003, many factors strongly impacted the U.S. economy and markets. Uncertainty about the economy's strength and geopolitical events pushed interest rates down during the first part of the reporting period. By mid-June, the 10-year U.S. Treasury yield fell to 3.11%, the lowest level in more than 45 years. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, refinancing activity, stabilized equity markets and rising home values improved consumers' net worths and allowed them to continue spending, which kept the economy moving forward. In fact, retail sales in October 2003 grew 6.1% from one year earlier, helping the economy expand.


1. Source: Standard & Poor's Micropal. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes (TINs), and state and local government series (SLGs). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


24 |  Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/02-10/31/03

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                 -------------------------------
   MONTH                                           CLASS A        ADVISOR CLASS
--------------------------------------------------------------------------------
   November                                       3.90 cents         3.99 cents
--------------------------------------------------------------------------------
   December                                       3.90 cents         4.00 cents
--------------------------------------------------------------------------------
   January                                        3.40 cents         3.50 cents
--------------------------------------------------------------------------------
   February                                       3.40 cents         3.50 cents
--------------------------------------------------------------------------------
   March                                          3.40 cents         3.48 cents
--------------------------------------------------------------------------------
   April                                          3.40 cents         3.48 cents
--------------------------------------------------------------------------------
   May                                            3.40 cents         3.48 cents
--------------------------------------------------------------------------------
   June                                           3.40 cents         3.48 cents
--------------------------------------------------------------------------------
   July                                           3.10 cents         3.18 cents
--------------------------------------------------------------------------------
   August                                         3.10 cents         3.18 cents
--------------------------------------------------------------------------------
   September                                      2.85 cents         2.94 cents
--------------------------------------------------------------------------------
   October                                        2.85 cents         2.94 cents
--------------------------------------------------------------------------------
   TOTAL                                         40.10 CENTS        41.15 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


However, it was really business spending that posted strong results for the latter half of the period. Nonresidential fixed investment increased 14.0% annualized in the third quarter of 2003, the highest increase since the first quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also benefited from this improvement. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.3% over the past 12 months. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and prepayments declined.



                                                              Annual Report | 25

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/03

Agency Bonds .........................  45.1%
Mortgage-Backed Securities ...........  41.1%
Treasury Notes .......................  11.3%
Short-Term Investments &
Other Net Assets .....................   2.5%


INVESTMENT STRATEGY

We seek to maintain the portfolio's weighted average life between two and five years. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. 2 Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and non-proprietary research to help identify attractive investment opportunities.


MANAGER'S DISCUSSION

During the year under review, our commitment to our investment process provided positive returns through a portfolio of a combination of mortgage-backed securities, Treasuries and agency debentures. At the end of the period, the Fund's largest allocation was to callable and non-callable agency debentures. These securities historically have offered a yield premium over comparable duration Treasuries.

Another large portion of the portfolio's assets was invested in mortgage-backed securities. In the mortgage sector, we used our proprietary research to uncover areas of the markets where we thought prepayment risk was mispriced. This led us primarily to securities in the 5% to 6.5% coupon level, though we looked into higher coupon opportunities where we saw value. We also looked to some higher-quality mortgage-related securities to help add yield, as these securities typically carry a yield premium over their government guaranteed counterparts.



2. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

26 |  Annual Report

During periods of stable or rising interest rates, investors tend to see these sectors outperform similar maturity government guaranteed sectors. However, during periods of declining interest rates, as experienced over the reporting period, high levels of mortgage prepayments can hold back performance of portfolios that invest in them. This hampered our performance relative to similar credit-quality products with less call risk than these sectors.

Thank you for your participation in Franklin Short-Intermediate U.S. Government Securities Fund. We look forward to serving your future investment needs.



[PHOTO OMITTED]
/S/Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 27

Performance Summary as of 10/31/03

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.20            $10.37           $10.57
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4010
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          10/31/03         10/31/02
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.20            $10.36           $10.56
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4115
---------------------------------------------------------------------------------------------------



PERFORMANCE

---------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +1.92%         +27.27%           +62.20%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          -0.35%          +4.47%            +4.72%
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +0.61%          +4.68%            +4.80%
---------------------------------------------------------------------------------------------------
     Distribution Rate 4                  3.22%
---------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5          2.11%
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS 6                                        1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +2.02%         +27.92%           +63.23%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +2.02%          +5.05%            +5.02%
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     +2.91%          +5.24%            +5.10%
---------------------------------------------------------------------------------------------------
     Distribution Rate 4                  3.41%
---------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5          2.26%
---------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


28 |  Past performance does not guarantee future results.  |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin Short-Intermediate        Lehman Brothers Short U.S.
                   U.S. Government                   Short U.S. Treasury
               Securities Fund - Class A               1-5 Year Index             CPI
11/1/93                 $9,774                          $10,000                 $10,000
11/30/93                $9,718                           $9,978                 $10,007
12/31/93                $9,754                          $10,017                 $10,007
1/31/94                 $9,854                          $10,100                 $10,034
2/28/94                 $9,704                           $9,997                 $10,069
3/31/94                 $9,573                           $9,899                 $10,103
4/30/94                 $9,496                           $9,842                 $10,117
5/31/94                 $9,504                           $9,852                 $10,124
6/30/94                 $9,502                           $9,867                 $10,158
7/31/94                 $9,615                           $9,975                 $10,185
8/31/94                 $9,636                          $10,006                 $10,226
9/30/94                 $9,571                           $9,952                 $10,254
10/31/94                $9,584                           $9,965                 $10,261
11/30/94                $9,531                           $9,915                 $10,275
12/31/94                $9,544                           $9,937                 $10,275
1/31/95                 $9,683                          $10,088                 $10,316
2/28/95                 $9,832                          $10,258                 $10,357
3/31/95                 $9,885                          $10,315                 $10,391
4/30/95                 $9,970                          $10,421                 $10,426
5/31/95                $10,163                          $10,661                 $10,446
6/30/95                $10,219                          $10,725                 $10,467
7/31/95                $10,246                          $10,749                 $10,467
8/31/95                $10,303                          $10,822                 $10,494
9/30/95                $10,350                          $10,882                 $10,515
10/31/95               $10,437                          $10,988                 $10,549
11/30/95               $10,525                          $11,103                 $10,542
12/31/95               $10,603                          $11,199                 $10,535
1/31/96                $10,671                          $11,301                 $10,597
2/29/96                $10,627                          $11,223                 $10,631
3/31/96                $10,603                          $11,187                 $10,686
4/30/96                $10,600                          $11,177                 $10,728
5/31/96                $10,609                          $11,185                 $10,748
6/30/96                $10,690                          $11,280                 $10,755
7/31/96                $10,719                          $11,320                 $10,776
8/31/96                $10,748                          $11,349                 $10,796
9/30/96                $10,841                          $11,472                 $10,830
10/31/96               $10,956                          $11,629                 $10,865
11/30/96               $11,050                          $11,738                 $10,885
12/31/96               $11,026                          $11,708                 $10,885
1/31/97                $11,067                          $11,760                 $10,920
2/28/97                $11,087                          $11,782                 $10,954
3/31/97                $11,063                          $11,745                 $10,981
4/30/97                $11,148                          $11,857                 $10,995
5/31/97                $11,222                          $11,943                 $10,988
6/30/97                $11,297                          $12,035                 $11,002
7/31/97                $11,428                          $12,211                 $11,016
8/31/97                $11,426                          $12,195                 $11,036
9/30/97                $11,513                          $12,307                 $11,064
10/31/97               $11,600                          $12,423                 $11,091
11/30/97               $11,609                          $12,448                 $11,084
12/31/97               $11,698                          $12,541                 $11,071
1/31/98                $11,820                          $12,689                 $11,091
2/28/98                $11,818                          $12,684                 $11,112
3/31/98                $11,850                          $12,727                 $11,132
4/30/98                $11,906                          $12,788                 $11,153
5/31/98                $11,961                          $12,865                 $11,174
6/30/98                $12,017                          $12,938                 $11,187
7/31/98                $12,073                          $12,994                 $11,201
8/31/98                $12,232                          $13,200                 $11,215
9/30/98                $12,403                          $13,449                 $11,229
10/31/98               $12,457                          $13,504                 $11,256
11/30/98               $12,427                          $13,469                 $11,256
12/31/98               $12,464                          $13,514                 $11,249
1/31/99                $12,513                          $13,571                 $11,277
2/28/99                $12,406                          $13,448                 $11,290
3/31/99                $12,480                          $13,542                 $11,325
4/30/99                $12,505                          $13,582                 $11,407
5/31/99                $12,445                          $13,536                 $11,407
6/30/99                $12,471                          $13,575                 $11,407
7/31/99                $12,460                          $13,605                 $11,441
8/31/99                $12,489                          $13,644                 $11,469
9/30/99                $12,604                          $13,741                 $11,524
10/31/99               $12,645                          $13,764                 $11,544
11/30/99               $12,661                          $13,779                 $11,551
12/31/99               $12,653                          $13,770                 $11,551
1/31/00                $12,598                          $13,745                 $11,585
2/29/00                $12,696                          $13,843                 $11,654
3/31/00                $12,782                          $13,963                 $11,750
4/30/00                $12,803                          $13,976                 $11,757
5/31/00                $12,800                          $14,035                 $11,771
6/30/00                $12,990                          $14,210                 $11,833
7/31/00                $13,064                          $14,301                 $11,860
8/31/00                $13,192                          $14,425                 $11,860
9/30/00                $13,322                          $14,541                 $11,922
10/31/00               $13,386                          $14,625                 $11,942
11/30/00               $13,530                          $14,791                 $11,949
12/31/00               $13,714                          $15,004                 $11,942
1/31/01                $13,873                          $15,195                 $12,018
2/28/01                $13,965                          $15,313                 $12,066
3/31/01                $14,058                          $15,440                 $12,093
4/30/01                $14,069                          $15,439                 $12,141
5/31/01                $14,122                          $15,515                 $12,196
6/30/01                $14,134                          $15,567                 $12,217
7/31/01                $14,335                          $15,794                 $12,183
8/31/01                $14,440                          $15,912                 $12,183
9/30/01                $14,657                          $16,217                 $12,237
10/31/01               $14,833                          $16,412                 $12,196
11/30/01               $14,687                          $16,303                 $12,176
12/31/01               $14,625                          $16,271                 $12,128
1/31/02                $14,718                          $16,315                 $12,155
2/28/02                $14,835                          $16,419                 $12,203
3/31/02                $14,696                          $16,237                 $12,272
4/30/02                $14,886                          $16,476                 $12,340
5/31/02                $14,962                          $16,570                 $12,340
6/30/02                $15,066                          $16,741                 $12,347
7/31/02                $15,239                          $17,020                 $12,361
8/31/02                $15,368                          $17,135                 $12,402
9/30/02                $15,498                          $17,370                 $12,423
10/31/02               $15,556                          $17,386                 $12,443
11/30/02               $15,480                          $17,271                 $12,443
12/31/02               $15,701                          $17,512                 $12,416
1/31/03                $15,692                          $17,485                 $12,471
2/28/03                $15,832                          $17,615                 $12,567
3/31/03                $15,823                          $17,636                 $12,642
4/30/03                $15,873                          $17,672                 $12,615
5/31/03                $15,985                          $17,832                 $12,594
6/30/03                $15,976                          $17,837                 $12,608
7/31/03                $15,690                          $17,611                 $12,622
8/31/03                $15,737                          $17,619                 $12,670
9/30/03                $15,947                          $17,880                 $12,711
10/31/03               $15,853                          $17,761                 $12,697

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin Short-Intermediate        Lehman Brothers Short U.S.
              U.S. Government Securities             Short U.S. Treasury
                 Fund - Advisor Class                  1-5 Year Index             CPI
11/1/93                  $10,000                        $10,000                 $10,000
11/30/93                  $9,943                         $9,978                 $10,007
12/31/93                  $9,980                        $10,017                 $10,007
1/31/94                  $10,082                        $10,100                 $10,034
2/28/94                   $9,929                         $9,997                 $10,069
3/31/94                   $9,794                         $9,899                 $10,103
4/30/94                   $9,716                         $9,842                 $10,117
5/31/94                   $9,724                         $9,852                 $10,124
6/30/94                   $9,722                         $9,867                 $10,158
7/31/94                   $9,837                         $9,975                 $10,185
8/31/94                   $9,859                        $10,006                 $10,226
9/30/94                   $9,793                         $9,952                 $10,254
10/31/94                  $9,806                         $9,965                 $10,261
11/30/94                  $9,752                         $9,915                 $10,275
12/31/94                  $9,765                         $9,937                 $10,275
1/31/95                   $9,907                        $10,088                 $10,316
2/28/95                  $10,060                        $10,258                 $10,357
3/31/95                  $10,114                        $10,315                 $10,391
4/30/95                  $10,201                        $10,421                 $10,426
5/31/95                  $10,398                        $10,661                 $10,446
6/30/95                  $10,456                        $10,725                 $10,467
7/31/95                  $10,483                        $10,749                 $10,467
8/31/95                  $10,541                        $10,822                 $10,494
9/30/95                  $10,589                        $10,882                 $10,515
10/31/95                 $10,679                        $10,988                 $10,549
11/30/95                 $10,768                        $11,103                 $10,542
12/31/95                 $10,848                        $11,199                 $10,535
1/31/96                  $10,918                        $11,301                 $10,597
2/29/96                  $10,873                        $11,223                 $10,631
3/31/96                  $10,849                        $11,187                 $10,686
4/30/96                  $10,846                        $11,177                 $10,728
5/31/96                  $10,854                        $11,185                 $10,748
6/30/96                  $10,937                        $11,280                 $10,755
7/31/96                  $10,967                        $11,320                 $10,776
8/31/96                  $10,997                        $11,349                 $10,796
9/30/96                  $11,092                        $11,472                 $10,830
10/31/96                 $11,210                        $11,629                 $10,865
11/30/96                 $11,306                        $11,738                 $10,885
12/31/96                 $11,281                        $11,708                 $10,885
1/31/97                  $11,321                        $11,760                 $10,920
2/28/97                  $11,341                        $11,782                 $10,954
3/31/97                  $11,317                        $11,745                 $10,981
4/30/97                  $11,405                        $11,857                 $10,995
5/31/97                  $11,482                        $11,943                 $10,988
6/30/97                  $11,558                        $12,035                 $11,002
7/31/97                  $11,693                        $12,211                 $11,016
8/31/97                  $11,691                        $12,195                 $11,036
9/30/97                  $11,782                        $12,307                 $11,064
10/31/97                 $11,872                        $12,423                 $11,091
11/30/97                 $11,894                        $12,448                 $11,084
12/31/97                 $11,985                        $12,541                 $11,071
1/31/98                  $12,112                        $12,689                 $11,091
2/28/98                  $12,111                        $12,684                 $11,112
3/31/98                  $12,133                        $12,727                 $11,132
4/30/98                  $12,179                        $12,788                 $11,153
5/31/98                  $12,248                        $12,865                 $11,174
6/30/98                  $12,306                        $12,938                 $11,187
7/31/98                  $12,365                        $12,994                 $11,201
8/31/98                  $12,516                        $13,200                 $11,215
9/30/98                  $12,705                        $13,449                 $11,229
10/31/98                 $12,748                        $13,504                 $11,256
11/30/98                 $12,718                        $13,469                 $11,256
12/31/98                 $12,757                        $13,514                 $11,249
1/31/99                  $12,809                        $13,571                 $11,277
2/28/99                  $12,700                        $13,448                 $11,290
3/31/99                  $12,778                        $13,542                 $11,325
4/30/99                  $12,805                        $13,582                 $11,407
5/31/99                  $12,745                        $13,536                 $11,407
6/30/99                  $12,772                        $13,575                 $11,407
7/31/99                  $12,761                        $13,605                 $11,441
8/31/99                  $12,791                        $13,644                 $11,469
9/30/99                  $12,911                        $13,741                 $11,524
10/31/99                 $12,955                        $13,764                 $11,544
11/30/99                 $12,973                        $13,779                 $11,551
12/31/99                 $12,965                        $13,770                 $11,551
1/31/00                  $12,910                        $13,745                 $11,585
2/29/00                  $13,011                        $13,843                 $11,654
3/31/00                  $13,087                        $13,963                 $11,750
4/30/00                  $13,124                        $13,976                 $11,757
5/31/00                  $13,121                        $14,035                 $11,771
6/30/00                  $13,317                        $14,210                 $11,833
7/31/00                  $13,394                        $14,301                 $11,860
8/31/00                  $13,527                        $14,425                 $11,860
9/30/00                  $13,647                        $14,541                 $11,922
10/31/00                 $13,728                        $14,625                 $11,942
11/30/00                 $13,863                        $14,791                 $11,949
12/31/00                 $14,054                        $15,004                 $11,942
1/31/01                  $14,232                        $15,195                 $12,018
2/28/01                  $14,328                        $15,313                 $12,066
3/31/01                  $14,423                        $15,440                 $12,093
4/30/01                  $14,436                        $15,439                 $12,141
5/31/01                  $14,491                        $15,515                 $12,196
6/30/01                  $14,504                        $15,567                 $12,217
7/31/01                  $14,711                        $15,794                 $12,183
8/31/01                  $14,821                        $15,912                 $12,183
9/30/01                  $15,045                        $16,217                 $12,237
10/31/01                 $15,227                        $16,412                 $12,196
11/30/01                 $15,078                        $16,303                 $12,176
12/31/01                 $15,016                        $16,271                 $12,128
1/31/02                  $15,113                        $16,315                 $12,155
2/28/02                  $15,235                        $16,419                 $12,203
3/31/02                  $15,093                        $16,237                 $12,272
4/30/02                  $15,289                        $16,476                 $12,340
5/31/02                  $15,382                        $16,570                 $12,340
6/30/02                  $15,476                        $16,741                 $12,347
7/31/02                  $15,654                        $17,020                 $12,361
8/31/02                  $15,789                        $17,135                 $12,402
9/30/02                  $15,939                        $17,370                 $12,423
10/31/02                 $15,984                        $17,386                 $12,443
11/30/02                 $15,908                        $17,271                 $12,443
12/31/02                 $16,136                        $17,512                 $12,416
1/31/03                  $16,129                        $17,485                 $12,471
2/28/03                  $16,274                        $17,615                 $12,567
3/31/03                  $16,266                        $17,636                 $12,642
4/30/03                  $16,319                        $17,672                 $12,615
5/31/03                  $16,435                        $17,832                 $12,594
6/30/03                  $16,427                        $17,837                 $12,608
7/31/03                  $16,150                        $17,611                 $12,622
8/31/03                  $16,184                        $17,619                 $12,670
9/30/03                  $16,402                        $17,880                 $12,711
10/31/03                 $16,323                        $17,761                 $12,697

        Annual Report | Past performance does not guarantee future results. | 29

ENDNOTES


THE FUND'S YIELD AND SHARE PRICE ARE NOT GUARANTEED AND WILL VARY WITH MARKET CONDITIONS, INTEREST RATE MOVEMENTS AND UNSCHEDULED MORTGAGE PREPAYMENTS. SECURITIES OWNED BY THE FUND, BUT NOT SHARES OF THE FUND, ARE GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

ADVISOR CLASS:   No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/03.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/03.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.70% and +5.56%.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes (TINs), and state and local government series (SLGs). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment.
The total return index is rebalanced monthly by market capitalization.


ENDNOTES



30 |  Past performance does not guarantee future results.  |  Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                     -----------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS A                                                                  2003         2002       2001        2000        1999
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $10.87       $13.07     $15.93      $12.75      $11.75
                                                                     -----------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................        .56          .69 c      .76         .75         .61
 Net realized and unrealized gains (losses) ......................       2.97        (2.14) c   (2.12)       3.08        1.03
                                                                     -----------------------------------------------------------
Total from investment operations .................................       3.53        (1.45)     (1.36)       3.83        1.64
                                                                     -----------------------------------------------------------
Less distributions from:
 Net investment income ...........................................       (.50)        (.75)      (.83)       (.65)       (.64)
 Net realized gains ..............................................         --           --       (.67)         --          --
                                                                     -----------------------------------------------------------
Total distributions ..............................................       (.50)        (.75)     (1.50)       (.65)       (.64)
                                                                     -----------------------------------------------------------
Net asset value, end of year .....................................     $13.90       $10.87     $13.07      $15.93      $12.75
                                                                     ===========================================================

Total return b ...................................................     33.10%     (11.74)%    (9.15)%      30.51%      14.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $294,987     $168,040   $169,659    $159,130    $129,908
Ratios to average net assets:
 Expenses ........................................................       .98%        1.00%      1.00%       1.05%       1.05%
 Net investment income ...........................................      4.49%        5.45% c    5.26%       4.92%       4.92%
Portfolio turnover rate ..........................................     49.90%       91.25%    163.07%     177.02%     147.75%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:
 Net investment income per share ....................... $(.017)
 Net realized and unrealized gains (losses) per share ..   .017
 Ratio of net investment income to average net assets ..   (.14)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




                                                              Annual Report | 31

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND (CONTINUED)

                                                                     -----------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS C                                                                  2003         2002       2001        2000        1999
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $10.82       $13.01     $15.86      $12.70      $11.70
                                                                     -----------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................        .46          .60 c      .66         .64         .51
 Net realized and unrealized gains (losses) ......................       2.96        (2.13) c   (2.12)       3.06        1.04
                                                                     -----------------------------------------------------------
Total from investment operations .................................       3.42        (1.53)     (1.46)       3.70        1.55
                                                                     -----------------------------------------------------------
Less distributions from:
 Net investment income ...........................................       (.43)        (.66)      (.72)       (.54)       (.55)
 Net realized gains ..............................................         --           --       (.67)         --          --
                                                                     -----------------------------------------------------------
Total distributions ..............................................       (.43)        (.66)     (1.39)       (.54)       (.55)
                                                                     -----------------------------------------------------------
Net asset value, end of year .....................................     $13.81       $10.82     $13.01      $15.86      $12.70
                                                                     ===========================================================

Total return b ...................................................     32.08%     (12.35)%    (9.82)%      29.54%      13.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $106,719      $55,759    $46,861     $35,525     $29,148
Ratios to average net assets:
 Expenses ........................................................      1.75%        1.72%      1.75%       1.77%       1.80%
 Net investment income ...........................................      3.72%        4.73% c    4.55%       4.21%       4.16%
Portfolio turnover rate ..........................................     49.90%       91.25%    163.07%     177.02%     147.75%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:
 Net investment income per share .............................  $(.017)
 Net realized and unrealized gains (losses) per share ........    .017
 Ratio of net investment income to average net assets ........   (.14)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




32 |  See notes to financial statements.  |  Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003



-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                      SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  COMMON STOCKS AND WARRANTS 1.5%
  CONSUMER NON-DURABLES  1.5%
a Dean Foods Inc. ........................................................................        191,696     $  5,798,804
                                                                                                              ---------------
  ELECTRONIC TECHNOLOGY
a Xicor Inc., Private Placement, wts., 144A, 11/19/06 ....................................         40,107          120,321
                                                                                                              ---------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $4,408,490)                                                            5,919,125
                                                                                                              ---------------
  CONVERTIBLE PREFERRED STOCKS 44.4%
  COMMUNICATIONS  1.1%
  Alltel Corp., 7.75%, cvt. pfd. .........................................................         90,000        4,410,000
                                                                                                              ---------------
  CONSUMER DURABLES 4.2%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ......................................        220,000       10,219,000
  General Motors Corp., 6.25%, cvt. pfd. .................................................        235,000        6,518,900
                                                                                                              ---------------
                                                                                                                16,737,900
                                                                                                              ---------------
  CONSUMER NON-DURABLES  .7%
  Constellation Brands Inc., 5.75%, cvt. pfd. ............................................        100,000        2,925,300
                                                                                                              ---------------
  CONSUMER SERVICES 2.7%
  Cendant Corp., 7.75%, cvt. pfd. ........................................................        120,000        5,808,000
  Six Flags Inc., 7.25%, cvt. pfd. .......................................................        250,000        4,925,000
                                                                                                              ---------------
                                                                                                                10,733,000
                                                                                                              ---------------
  DISTRIBUTION SERVICES  .9%
  McKesson Financing Trust, 5.00%, cvt. pfd. .............................................         75,000        3,703,125
                                                                                                              ---------------
  ELECTRONIC TECHNOLOGY 3.2%
  Northrop Grumman, 7.00%, cvt. pfd., B ..................................................         40,000        4,740,000
  Raytheon Co., 8.25%, cvt. pfd. .........................................................         75,000        3,787,500
  Solectron Corp., 7.25%, cvt. pfd. ......................................................        273,000        4,387,110
                                                                                                              ---------------
                                                                                                                12,914,610
                                                                                                              ---------------
  ENERGY MINERALS  1.6%
  Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A ........................................         80,000        6,530,000
                                                                                                              ---------------
  FINANCE 12.2%
  Capital One Financial, 6.25%, cvt. pfd. ................................................        100,000        4,787,500
  Chubb Corp., 7.00%, cvt. pfd. ..........................................................        150,000        4,162,500
  Commerce Capital Trust II, 5.95%, cvt. pfd. ............................................        115,000        6,655,625
  Hartford Financial Service Group Inc., 6.00%, cvt. pfd. ................................         75,000        4,122,750
  PMI Group Inc., 5.875%, cvt. pfd. ......................................................        270,000        6,939,000
  Prudential Financial Inc., 6.75%, cvt. pfd. ............................................        100,700        6,210,169
  Travelers Property Casualty Corp., cvt. pfd. ...........................................        250,000        5,985,000
  Unumprovident Corp., 8.25%, cvt. pfd. ..................................................        150,000        5,272,425
  Washington Mutual Inc., 5.375%, cvt. pfd. ..............................................         20,000        1,165,000
  Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A .............................         60,000        3,495,000
                                                                                                              ---------------
                                                                                                                48,794,969
                                                                                                              ---------------
  HEALTH SERVICES 2.1%
  Anthem Inc., 6.00%, cvt. pfd. ..........................................................         70,000        5,706,400
  Express Scripts Exchange Trust, 7.00%, cvt. pfd. .......................................         30,000        2,760,000
                                                                                                              ---------------
                                                                                                                 8,466,400
                                                                                                              ---------------




                                                              Annual Report | 33

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                      SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS (CONT.)
  INDUSTRIAL SERVICES 2.1%
  Allied Waste Industries Inc., 6.25%, cvt. pfd. .........................................         92,500     $  5,920,000
  Williams Cos. Inc., 5.50%, cvt. pfd.,144A ..............................................         41,000        2,649,625
                                                                                                              ---------------
                                                                                                                 8,569,625
                                                                                                              ---------------
  PROCESS INDUSTRIES 3.4%
  IMC Global Inc., 7.50%, cvt. pfd. ......................................................         47,300        2,601,500
  International Paper Co., 5.25%, cvt. pfd. ..............................................         75,000        3,712,500
  Temple Inland Inc., 7.50%, cvt. pfd. ...................................................        140,000        7,401,800
                                                                                                              ---------------
                                                                                                                13,715,800
                                                                                                              ---------------
  REAL ESTATE 4.3%
  Citigroup Global Markets into Regency, 2.00%, cvt. pfd. ................................        105,000        3,749,025
  Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A .....................................        140,000        3,403,400
  Host Marriott Corp., 6.75%, cvt. pfd. ..................................................        152,800        7,077,238
  Simon Property Group Inc., 6.50%, cvt. pfd. ............................................         25,000        2,939,000
                                                                                                              ---------------
                                                                                                                17,168,663
                                                                                                              ---------------
  RETAIL TRADE  1.5%
  Toys R Us Inc., 6.25%, cvt. pfd. .......................................................        144,000        5,904,000
                                                                                                              ---------------
  TECHNOLOGY SERVICES  .6%
  Electronic Data Systems Corp., 7.625%, cvt. pfd. .......................................        120,000        2,478,000
                                                                                                              ---------------
  TRANSPORTATION  .3%
  Union Pacific Capital Trust, 6.25%, cvt. pfd. ..........................................         25,042        1,273,085
                                                                                                              ---------------
  UTILITIES 3.5%
  DTE Energy Co., 8.75%, cvt. pfd. .......................................................        200,000        4,954,000
  FPL Group Inc., 8.50%, cvt. pfd. .......................................................         85,000        4,862,000
  PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ..........................................        200,000        4,180,000
                                                                                                              ---------------
                                                                                                                13,996,000
                                                                                                              ---------------
   Total Convertible Preferred Stocks (Cost $165,879,659) ................................                     178,320,477
                                                                                                              ---------------

                                                                                           ----------------
                                                                                           PRINCIPAL AMOUNT
                                                                                           ----------------

  CONVERTIBLE BONDS 51.7%
  COMMERCIAL SERVICES 2.6%
  Grey Global Group Inc., cvt., 144A, 5.00%, 10/15/33 ....................................   $  6,000,000        6,120,000
  Interpublic Group of Cos. Inc., cvt., 144A, 4.50%, 3/15/23 .............................      3,000,000        4,413,750
                                                                                                              ---------------
                                                                                                                10,533,750
                                                                                                              ---------------
  COMMUNICATIONS 1.8%
  NII Holdings Inc., senior note, cvt., 144A, 3.50%, 9/15/33 .............................      6,000,000        7,470,000
                                                                                                              ---------------
  CONSUMER DURABLES 1.4%
  K2 Inc., cvt., 144A, 5.00%, 6/15/10 ....................................................      4,000,000        5,760,080
                                                                                                              ---------------
  CONSUMER SERVICES  3.2%
b,c Adelphia Communications Corp., junior sub. note, cvt.,
    6.00%, 2/15/06 .......................................................................     11,250,000        4,781,250
  Liberty Media Corp. into Viacom, cvt., B, 3.25%, 3/15/31 ...............................      8,000,000        8,020,000
                                                                                                              ---------------
                                                                                                                12,801,250
                                                                                                              ---------------




34 |  Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS (CONT.)
  DISTRIBUTION SERVICES 3.2%
  Amerisource Health Corp., cvt., 5.00%, 12/01/07 ........................................   $  5,000,000     $  6,006,250
  Performance Food Group Co., cvt., 5.50%, 10/16/08 ......................................      5,500,000        6,820,000
                                                                                                              ---------------
                                                                                                                12,826,250
                                                                                                              ---------------
  ELECTRONIC TECHNOLOGY 2.9%
  Advanced Energy Industries Inc., cvt., 5.00%, 9/01/06 ..................................      2,000,000        2,110,000
  L-3 Communications Holdings Inc., cvt., 4.00%, 9/15/11 .................................      3,000,000        3,206,250
  Liberty Media Corp. into Motorola, senior deb., cvt., 3.50%, 1/15/31 ...................      8,000,000        6,470,000
                                                                                                              ---------------
                                                                                                                11,786,250
                                                                                                              ---------------
  FINANCE 4.0%
  Countrywide Financial, cvt., zero cpn., 2/08/31 ........................................      6,000,000        7,492,500
  Gatx Corp., cvt., 144A, 5.00%, 8/15/23 .................................................      3,000,000        3,416,250
  NCO Group Inc., cvt., 4.75%, 4/15/06 ...................................................      5,000,000        5,187,500
                                                                                                              ---------------
                                                                                                                16,096,250
                                                                                                              ---------------
  HEALTH SERVICES 3.7%
  LifePoint Hospitals Holding, cvt., 4.50%, 6/01/09 ......................................      2,500,000        2,418,750
  Pacificare Health Systems Inc., cvt., 3.00%, 10/15/32 ..................................      2,000,000        3,147,500
  Sierra Health Services Inc., cvt., 144A, 2.25%, 3/15/23 ................................      2,000,000        2,927,500
  Universal Health Services Inc, cvt., .426%, 6/23/20 ....................................     10,000,000        6,350,000
                                                                                                              ---------------
                                                                                                                14,843,750
                                                                                                              ---------------
  HEALTH TECHNOLOGY 13.4%
  Alpharma Inc., cvt., 3.00%, 6/01/06 ....................................................      4,000,000        4,700,000
  Alza Corp., cvt., zero cpn., 7/28/20 ...................................................      5,000,000        3,556,250
  Cubist Pharmaceuticals Inc., sub. note, cvt., 5.50%, 11/01/08 ..........................      3,000,000        2,587,500
  Gilead Sciences Inc., cvt., 144A, 2.00%, 12/15/07 ......................................      6,000,000        7,957,500
  ICN Pharmaceuticals Inc., sub. note, cvt., 6.50%, 7/15/08 ..............................      4,000,000        4,025,000
  Idec Pharmaceuticals Corp., cvt., zero cpn., 2/16/19 ...................................      2,500,000        3,581,250
  Indevus Pharmaceuticals Inc., cvt., 144A, 6.25%, 7/15/08 ...............................      4,000,000        4,472,472
  InterMune Inc., cvt., 5.75%, 7/15/06 ...................................................      7,000,000        6,781,250
  IVAX Corp., cvt., 4.50%, 5/15/08 .......................................................      5,000,000        4,893,750
  NPS Pharmaceuticals Inc., 3.00%, 6/15/08 ...............................................      7,000,000        7,061,600
  Osi Pharmaceuticals Inc., cvt., 4.00%, 2/01/09 .........................................      4,500,000        4,235,625
                                                                                                              ---------------
                                                                                                                53,852,197
                                                                                                              ---------------
  INDUSTRIAL SERVICES  1.1%
  Waste Connections Inc., cvt., 5.50%, 4/15/06 ...........................................      4,000,000        4,295,000
                                                                                                              ---------------
  PROCESS INDUSTRIES  .8%
  HMP Equity Holdings Corp.,144A, zero cpn., 5/15/08 .....................................      6,500,000        3,282,500
                                                                                                              ---------------
  PRODUCER MANUFACTURING 3.2%
  Lennox International Inc., cvt., 6.25%, 6/01/09 ........................................      5,500,000        6,600,000
  Tyco International Group SA, cvt., 144A, 2.75%, 1/15/18 (Luxembourg) ...................      5,500,000        6,098,125
                                                                                                              ---------------
                                                                                                                12,698,125
                                                                                                              ---------------




                                                              Annual Report | 35

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONVERTIBLE SECURITIES FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS (CONT.)
  RETAIL TRADE 1.9%
  Charming Shoppes Inc., cvt., 144A, 4.75%, 6/01/12 ......................................   $    800,000     $    807,000
  Charming Shoppes Inc., cvt., 4.75%, 6/01/12 ............................................      2,000,000        2,017,500
  Gap Inc., cvt., 144A, 5.75%, 3/15/09 ...................................................      3,500,000        4,668,125
                                                                                                              ---------------
                                                                                                                 7,492,625
                                                                                                              ---------------
  TECHNOLOGY SERVICES 4.2%
  Affiliated Computer Services Inc., cvt., 3.50%, 2/15/06 ................................      5,000,000        5,887,500
  Bisys Group Inc., cvt., 4.00%, 3/15/06 .................................................      4,000,000        3,910,000
  Electronic Data Systems Corp., cvt., 144A, 3.875%, 7/15/23 .............................      3,000,000        3,003,750
  Symantec Corp., cvt., 3.00%, 11/01/06 ..................................................      2,000,000        3,992,500
                                                                                                              ---------------
                                                                                                                16,793,750
                                                                                                              ---------------
  UTILITIES 4.3%
  Dynegy Inc., cvt., 144A, 4.75%, 8/15/23 ................................................      5,000,000        6,525,000
  Reliant Resources Inc., cvt., 144A, 5.00%, 8/15/10 .....................................      5,000,000        4,310,300
  Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ...............................      4,000,000        6,420,000
                                                                                                              ---------------
                                                                                                                17,255,300
                                                                                                              ---------------
   Total Convertible Bonds (Cost $192,354,329) ...........................................                     207,787,077
                                                                                                              ---------------
   Total Long Term Investments (Cost $362,642,478) .......................................                     392,026,679
                                                                                                              ---------------

                                                                                           ----------------
                                                                                                SHARES
                                                                                           ----------------

  SHORT TERM INVESTMENT (COST $15,158,003) 3.8%
d Franklin Institutional Fiduciary Trust Money Market Portfolio ..........................     15,158,003       15,158,003
                                                                                                              ---------------
  TOTAL INVESTMENTS (COST $377,800,481) 101.4% ...........................................                     407,184,682
  OTHER ASSETS, LESS LIABILITIES (1.4%) ..................................................                      (5,479,195)
                                                                                                              ---------------
  NET ASSETS 100.0% ......................................................................                    $401,705,487
                                                                                                              ===============




aNon-income producing.
bThe fund discontinues accruing income on defaulted securities. See Note 7. cSee Note 8 regarding other considerations.
dSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


36 |  See notes to financial statements.  |  Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN EQUITY INCOME FUND

                                                                     -----------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS A                                                                  2003         2002       2001        2000        1999
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $15.42       $17.76     $19.82      $19.20      $19.93
                                                                     -----------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................       .40          .42 c      .43         .53         .58
 Net realized and unrealized gains (losses) .......................      2.45        (2.21) c   (1.60)       1.89         .36
                                                                     -----------------------------------------------------------
Total from investment operations ..................................      2.85        (1.79)     (1.17)       2.42         .94
                                                                     -----------------------------------------------------------
Less distributions from:
 Net investment income ............................................      (.43)        (.40)      (.46)       (.52)       (.60)
 Net realized gains ...............................................        --         (.15)      (.43)      (1.28)      (1.07)
                                                                     -----------------------------------------------------------
Total distributions ...............................................      (.43)        (.55)      (.89)      (1.80)      (1.67)
                                                                     -----------------------------------------------------------
Net asset value, end of year ......................................    $17.84       $15.42     $17.76      $19.82      $19.20
                                                                     ===========================================================

Total return b ....................................................    18.72%     (10.43)%    (6.22)%      14.05%       4.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $501,658     $404,219   $373,232    $344,671    $385,968
Ratios to average net assets:
 Expenses .........................................................     1.00%        1.00%       .99%       1.04%        .94%
 Net investment income ............................................     2.46%        2.34% c    2.19%       2.94%       2.95%
Portfolio turnover rate ...........................................    54.07%       77.27%    114.13%      69.75%      50.20%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:
 Net investment income per share .............................. $(.012)
 Net realized and unrealized gains (losses) per share .........   .012
 Ratio of net investment income to average net assets .........  (.07)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




                                                              Annual Report | 37

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                                     -----------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS B                                                                  2003         2002       2001        2000        1999 d
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................   $15.37       $17.70     $19.76      $19.16      $19.37
                                                                     -----------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................................      .27          .28 c      .27         .39         .33
 Net realized and unrealized gains (losses) ........................     2.44        (2.19) c   (1.59)       1.88        (.16)
                                                                     -----------------------------------------------------------
Total from investment operations ...................................     2.71        (1.91)     (1.32)       2.27         .17
                                                                     -----------------------------------------------------------
Less distributions from:
 Net investment income .............................................     (.32)        (.27)      (.31)       (.39)       (.38)
 Net realized gains ................................................       --         (.15)      (.43)      (1.28)         --
                                                                     -----------------------------------------------------------
Total distributions ................................................     (.32)        (.42)      (.74)      (1.67)       (.38)
                                                                     -----------------------------------------------------------
Net asset value, end of year .......................................   $17.76       $15.37     $17.70      $19.76      $19.16
                                                                     ===========================================================

Total return b .....................................................   17.85%     (11.07)%    (6.97)%      13.17%        .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................  $42,764      $21,341    $10,661      $4,509      $2,493
Ratios to average net assets:
 Expenses ..........................................................    1.75%        1.75%      1.73%       1.78%       1.69% e
 Net investment income .............................................    1.71%        1.59% c    1.41%       2.18%       2.03% e
Portfolio turnover rate ............................................   54.07%       77.27%    114.13%      69.75%      50.20%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:
 Net investment income per share ............................  $(.012)
 Net realized and unrealized gains (losses) per share .......    .012
 Ratio of net investment income to average net assets .......   (.07)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
dFor the period January 1, 1999 (effective date) to October 31, 1999.
eAnnualized.




38 |  Annual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                                     -----------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS C                                                               2003         2002       2001        2000        1999
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $15.38       $17.70     $19.77      $19.14      $19.88
                                                                     -----------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................       .27          .28 c      .28         .40         .43
 Net realized and unrealized gains (losses) .......................      2.43        (2.18) c   (1.61)       1.89         .36
                                                                     -----------------------------------------------------------
Total from investment operations ..................................      2.70        (1.90)     (1.33)       2.29         .79
                                                                     -----------------------------------------------------------
Less distributions from:
 Net investment income ............................................      (.31)        (.27)      (.31)       (.38)       (.46)
 Net realized gains ...............................................        --         (.15)      (.43)      (1.28)      (1.07)
                                                                     -----------------------------------------------------------
Total distributions ...............................................      (.31)        (.42)      (.74)      (1.66)      (1.53)
                                                                     -----------------------------------------------------------
Net asset value, end of year ......................................    $17.77       $15.38     $17.70      $19.77      $19.14
                                                                     ===========================================================

Total return b ....................................................    17.82%     (11.07)%    (7.00)%      13.26%       4.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $147,739      $96,701    $84,912     $73,387     $82,353
Ratios to average net assets:
 Expenses .........................................................     1.76%        1.73%      1.74%       1.78%       1.69%
 Net investment income ............................................     1.70%        1.61% c    1.44%       2.20%       2.20%
Portfolio turnover rate ...........................................    54.07%       77.27%    114.13%      69.75%      50.20%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:
 Net investment income per share .............................. $(.012)
 Net realized and unrealized gains (losses) per share .........   .012
 Ratio of net investment income to average net assets .........  (.07)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




                                                              Annual Report | 39

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                                                                      --------------------------
                                                                                                      YEAR ENDED OCTOBER 31,
CLASS R                                                                                                     2003       2002 c
                                                                                                      --------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................................      $15.44     $16.20
                                                                                                      --------------------------
Income from investment operations:
 Net investment income a ...........................................................................         .34        .06
 Net realized and unrealized gains (losses) ........................................................        2.46       (.73)
                                                                                                      --------------------------
Total from investment operations ...................................................................        2.80       (.67)
                                                                                                      --------------------------
Less distributions from net investment income ......................................................        (.39)      (.09)
                                                                                                      --------------------------
Net asset value, end of year .......................................................................      $17.85     $15.44
                                                                                                      ==========================

Total return b .....................................................................................      18.46%    (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................................................     $14,685     $2,842
Ratios to average net assets:
 Expenses ..........................................................................................       1.25%      1.25% d
 Net investment income .............................................................................       2.21%      2.09% d
Portfolio turnover rate ............................................................................      54.07%     77.27%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period August 1, 2002 (effective date) to October 31, 2002.
dAnnualized.





40 |  See notes to financial statements.  |  Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003



-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN EQUITY INCOME FUND                                                                   SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 92.1%
  COMMERCIAL SERVICES 2.2%
  The McGraw-Hill Cos. Inc. ...............................................................        58,000     $  3,883,100
  R.R. Donnelley & Sons Co. ...............................................................       453,100       11,780,600
                                                                                                              ---------------
                                                                                                                15,663,700
                                                                                                              ---------------
  COMMUNICATIONS 6.6%
  Alltel Corp. ............................................................................       126,300        5,970,201
  AT&T Corp. ..............................................................................       259,900        4,831,541
  BellSouth Corp. .........................................................................       442,700       11,647,437
  SBC Communications Inc. .................................................................       488,000       11,702,240
  Verizon Communications Inc. .............................................................       376,950       12,665,520
                                                                                                              ---------------
                                                                                                                46,816,939
                                                                                                              ---------------
  CONSUMER DURABLES 1.0%
  Stanley Works ...........................................................................       218,600        7,288,124
                                                                                                              ---------------
  CONSUMER NON-DURABLES 5.6%
  Altria Group Inc. .......................................................................       319,800       14,870,700
  Kimberly-Clark Corp. ....................................................................       224,800       11,871,688
  Sara Lee Corp. ..........................................................................       634,100       12,637,613
                                                                                                              ---------------
                                                                                                                39,380,001
                                                                                                              ---------------
  CONSUMER SERVICES 3.2%
  Dow Jones & Co. Inc. ....................................................................       131,500        6,834,055
  Mandalay Resort Group ...................................................................       121,000        4,749,250
  McDonald's Corp. ........................................................................       212,700        5,319,627
  The Walt Disney Co. .....................................................................       241,200        5,460,768
                                                                                                              ---------------
                                                                                                                22,363,700
                                                                                                              ---------------
  ELECTRONIC TECHNOLOGY 8.4%
  Diebold Inc. ............................................................................       101,200        5,774,472
  General Dynamics Corp. ..................................................................       121,000       10,127,700
  Hewlett-Packard Co. .....................................................................       211,200        4,711,872
  Motorola Inc. ...........................................................................       837,800       11,335,434
  Nokia Corp., ADR (Finland) ..............................................................       357,700        6,077,323
  Raytheon Co. ............................................................................       335,700        8,889,336
  Rockwell Automation Inc. ................................................................       405,200       12,581,460
                                                                                                              ---------------
                                                                                                                59,497,597
                                                                                                              ---------------
  ENERGY MINERALS 9.7%
  BP PLC, ADR (United Kingdom) ............................................................       461,800       19,571,084
  ChevronTexaco Corp. .....................................................................       268,860       19,976,298
  Exxon Mobil Corp. .......................................................................       288,534       10,554,574
  Petrochina Co. Ltd., ADR (China) ........................................................       161,300        5,871,320
  Shell Transport & Trading Co. PLC, ADR (United Kingdom) .................................       334,300       12,756,888
                                                                                                              ---------------
                                                                                                                68,730,164
                                                                                                              ---------------




                                                              Annual Report | 41

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN EQUITY INCOME FUND                                                                   SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE 27.7%
  Arthur J. Gallagher & Co. ...............................................................       273,900     $  7,995,141
  Bank of America Corp. ...................................................................       170,300       12,896,819
  Citigroup Inc. ..........................................................................       590,500       27,989,700
  Fannie Mae ..............................................................................       204,800       14,682,112
  Fleet Boston Financial Corp. ............................................................       315,200       12,730,928
  Jefferson-Pilot Corp. ...................................................................       139,100        6,640,634
  JP Morgan Chase & Co. ...................................................................       395,550       14,200,245
  KeyCorp .................................................................................       128,200        3,621,650
  Marsh & McLennan Cos. Inc. ..............................................................       201,400        8,609,850
  Morgan Stanley ..........................................................................       272,100       14,930,127
  National Commerce Financial Corp. .......................................................       385,300       10,584,191
  Old Republic International Corp. ........................................................        92,400        3,320,856
  St. Paul Cos. Inc. ......................................................................       359,500       13,707,735
  U.S. Bancorp ............................................................................       488,200       13,288,804
  Washington Mutual Inc. ..................................................................       405,300       17,731,875
  Wells Fargo & Co. .......................................................................       228,400       12,863,488
                                                                                                              ---------------
                                                                                                               195,794,155
                                                                                                              ---------------
  HEALTH SERVICES 1.2%
  CIGNA Corp. .............................................................................       147,100        8,392,055
                                                                                                              ---------------
  HEALTH TECHNOLOGY 7.4%
  Abbott Laboratories .....................................................................       192,600        8,208,612
  Bristol-Myers Squibb Co. ................................................................       252,900        6,416,073
  Merck & Co. Inc. ........................................................................        90,700        4,013,475
  Pall Corp. ..............................................................................       345,500        8,084,700
  Pfizer Inc. .............................................................................       326,400       10,314,240
  Schering-Plough Corp. ...................................................................       348,300        5,318,541
  Wyeth ...................................................................................       225,800        9,966,812
                                                                                                              ---------------
                                                                                                                52,322,453
                                                                                                              ---------------
  NON-ENERGY MINERALS 1.0%
  Alcoa Inc. ..............................................................................       226,500        7,150,605
                                                                                                              ---------------
  PROCESS INDUSTRIES 4.2%
  Dow Chemical Co. ........................................................................       401,900       15,147,611
  E.I. du Pont de Nemours & Co. ...........................................................       271,100       10,952,440
  Monsanto Co. ............................................................................       140,300        3,514,515
                                                                                                              ---------------
                                                                                                                29,614,566
                                                                                                              ---------------
  PRODUCER MANUFACTURING 7.8%
  Delphi Corp. ............................................................................       632,600        5,630,140
  General Electric Co. ....................................................................       633,800       18,386,538
  Honeywell International Inc. ............................................................       502,400       15,378,464
  Pitney Bowes Inc. .......................................................................       249,400       10,250,340
  United Technologies Corp. ...............................................................        69,000        5,843,610
                                                                                                              ---------------
                                                                                                                55,489,092
                                                                                                              ---------------



42 |  Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN EQUITY INCOME FUND                                                                   SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  REAL ESTATE .7%
  Vornado Realty Trust ....................................................................        96,100     $  4,857,855
                                                                                                              ---------------
  RETAIL TRADE 1.1%
  J.C. Penney Co. Inc. ....................................................................       315,300        7,456,845
                                                                                                              ---------------
  TECHNOLOGY SERVICES 2.0%
  Automatic Data Processing Inc. ..........................................................       130,500        4,925,070
  Electronic Data Systems Corp. ...........................................................       211,600        4,538,820
  Microsoft Corp. .........................................................................       171,000        4,471,650
                                                                                                              ---------------
                                                                                                                13,935,540
                                                                                                              ---------------
  UTILITIES 2.3%
  American Electric Power Co. Inc. ........................................................        93,400        2,632,946
  Pinnacle West Capital Corp. .............................................................       172,000        6,288,320
  PPL Corp. ...............................................................................       182,400        7,281,408
                                                                                                              ---------------
                                                                                                                16,202,674
                                                                                                              ---------------
   Total Common Stocks (Cost $568,052,645)                                                                     650,956,065
                                                                                                              ---------------
  CONVERTIBLE PREFERRED STOCKS 3.8%
  CONSUMER DURABLES .7%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .......................................       112,500        5,225,625
                                                                                                              ---------------
  FINANCE 1.5%
  Capital One Financial, 6.25%, cvt. pfd. .................................................        76,400        3,657,650
  Prudential Financial Inc., 6.75%, cvt. pfd. .............................................       111,600        6,882,372
                                                                                                              ---------------
                                                                                                                10,540,022
                                                                                                              ---------------
  RETAIL TRADE 1.0%
  Toys R Us Inc., 6.25%, cvt. pfd. ........................................................       169,700        6,957,700
                                                                                                              ---------------
  UTILITIES .6%
  Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ....................................       136,600        4,518,728
                                                                                                              ---------------
   Total Convertible Preferred Stocks (Cost $27,074,053) ..................................                     27,242,075
                                                                                                              ---------------
   Total Long Term Investments (Cost $595,126,698) ........................................                    678,198,140
                                                                                                              ---------------
  SHORT TERM INVESTMENT (COST $28,809,424) 4.1%
a Franklin Institutional Fiduciary Trust Money Market Portfolio ...........................    28,809,424       28,809,424
                                                                                                              ---------------
  TOTAL INVESTMENTS (COST $623,936,122) 100.0% ............................................                    707,007,564
  OTHER ASSETS, LESS LIABILITIES ..........................................................                       (162,857)
                                                                                                              ---------------
  NET ASSETS 100.0% .......................................................................                   $706,844,707
                                                                                                              ===============




aSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 43

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                    -----------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
CLASS A                                                                  2003         2002       2001        2000        1999
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $10.57       $10.58     $10.09      $10.11      $10.46
                                                                    -----------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................         .29          .44        .55 c       .57         .53
 Net realized and unrealized gains (losses) .....................        (.09)         .06        .51 c        --         (.38)
                                                                    -----------------------------------------------------------
Total from investment operations ................................         .20          .50       1.06         .57         .15
                                                                    -----------------------------------------------------------
Less distributions from net investment income ...................        (.40)        (.51)      (.57)       (.59)       (.50)
                                                                    -----------------------------------------------------------
Net asset value, end of year ....................................      $10.37       $10.57     $10.58      $10.09      $10.11
                                                                    ===========================================================

Total return b ..................................................       1.92%        4.87%     10.81%       5.86%       1.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................    $338,839     $295,623   $193,236    $141,646    $176,114
Ratios to average net assets:
 Expenses .......................................................        .77%         .80%       .86%        .85%        .79%
 Net investment income ..........................................       2.80%        4.22%      5.33% c     5.66%       5.18%
Portfolio turnover rate .........................................      92.69%      112.71%     53.64%      56.80%      64.26%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:
 Net investment income per share .............................. $(.017)
 Net realized and unrealized gains (losses) per share .........   .017
 Ratio of net investment income to average net assets .........  (.16)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




44 |  Annual Report

Franklin Investors Securities Trust

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                                    -----------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                         2003         2002       2001        2000        1999
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $10.56       $10.57     $10.08      $10.10      $10.45
                                                                    -----------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................        .29          .44        .55 c       .57         .54
 Net realized and unrealized gains (losses) ......................       (.08)         .07        .52 c       .01        (.38)
                                                                    -----------------------------------------------------------
Total from investment operations .................................        .21          .51       1.07         .58         .16
                                                                    -----------------------------------------------------------
Less distributions from net investment income ....................       (.41)        (.52)      (.58)       (.60)       (.51)
                                                                    -----------------------------------------------------------
Net asset value, end of year .....................................     $10.36       $10.56     $10.57      $10.08      $10.10
                                                                    ===========================================================

Total return b ...................................................      2.02%        4.97%     10.92%       5.97%       1.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................    $16,753       $7,348     $1,184      $1,483      $1,367
Ratios to average net assets:
 Expenses ........................................................       .67%         .70%       .76%        .75%        .69%
 Net investment income ...........................................      2.90%        4.32%      5.35% c     5.76%       5.26%
Portfolio turnover rate ..........................................     92.69%      112.71%     53.64%      56.80%      64.26%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cEffective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:
 Net investment income per share .............................  $(.017)
 Net realized and unrealized gains (losses) per share ........    .017
 Ratio of net investment income to average net assets ........   (.16)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




                         Annual Report | See notes to financial statements. | 45

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003



-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  AGENCY BONDS 45.1%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 22.8%
  2.375%, 4/15/06 .......................................................................    $ 20,500,000     $ 20,526,158
  2.75%, 8/15/06 ........................................................................       8,000,000        8,046,392
  3.625%, 9/15/08 .......................................................................      11,000,000       11,047,553
  4.25%, 6/15/05 ........................................................................      40,000,000       41,528,400
                                                                                                              ------------
                                                                                                                81,148,503
                                                                                                              ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 22.3%
  2.25%, 5/15/06 ........................................................................      25,000,000       24,952,375
  3.875%, 3/15/05 .......................................................................      24,000,000       24,740,760
  5.25%, 6/15/06 ........................................................................      27,600,000       29,567,687
                                                                                                              ------------
                                                                                                                79,260,822
                                                                                                              ------------
   Total Agency Bonds (Cost $158,248,067) ...............................................                      160,409,325
                                                                                                              ------------
  MORTGAGE-BACKED SECURITIES 41.1%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 10.5%
  FHLMC Gold, 6.00%, 11/01/32 - 4/01/33 .................................................       9,575,326        9,831,974
  FHLMC Gold, 8.50%, 12/01/22 - 7/01/31 .................................................       9,196,128       10,011,102
  FHLMC Gold, 9.50%, 3/01/21 - 3/01/21 ..................................................         417,391          457,780
  FHLMC Gold 15 year, 5.00%, 10/01/17 - 9/01/18 .........................................       4,955,773        5,037,199
  FHLMC Gold 15 year,  5.50%, 9/01/18 ...................................................       9,953,362       10,257,111
  FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13 ..........................................       1,566,700        1,660,334
                                                                                                              ------------
                                                                                                                37,255,500
                                                                                                              ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 22.5%
  FNMA,  5.00%, 7/01/33 .................................................................       9,933,828        9,807,407
  FNMA,  5.50%, 5/01/33 .................................................................       4,396,187        4,440,006
  FNMA, 9.00%, 1/01/17 - 1/01/17 ........................................................         776,381          862,376
  FNMA,  9.25%, 1/01/17 .................................................................         104,803          116,477
  FNMA, 9.50%, 7/01/16 - 6/01/22 ........................................................       1,348,498        1,504,651
  FNMA 15 year, 5.00%, 3/01/18 - 5/01/18 ................................................      15,653,769       15,916,314
  FNMA 15 year, 5.50%, 3/01/16 - 10/01/17 ...............................................      22,796,547       23,489,081
  FNMA 15 year, 6.00%, 4/01/16 - 5/01/17 ................................................      11,901,460       12,384,004
  FNMA 15 year, 6.50%, 12/01/08 - 10/01/16 ..............................................       5,636,992        5,944,068
  FNMA 15 year, 7.00%, 7/01/12 - 7/01/14 ................................................       2,020,547        2,147,398
  FNMA 15 year, 7.50%, 12/01/14 - 1/01/15 ...............................................         869,390          929,151
  FNMA 7 year balloon,  6.00%, 4/01/04 ..................................................         759,300          771,785
  FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06 ........................................       1,796,504        1,833,468
                                                                                                              ------------
                                                                                                                80,146,186
                                                                                                              ------------




46 |  Annual Report

Franklin Investors Securities Trust


-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONT.)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 8.1%
  GNMA, 5.50%, 4/15/33 - 5/15/33 ........................................................    $  1,921,453     $  1,948,495
  GNMA,  6.00%, 3/15/33 .................................................................         882,809          912,446
  GNMA, 7.50%, 8/15/05 - 1/15/17 ........................................................       6,269,813        6,607,813
  GNMA, 8.00%, 11/15/16 - 1/15/17 .......................................................         523,620          572,705
  GNMA, 8.50%, 9/15/04 - 1/15/17 ........................................................         727,818          787,774
  GNMA, 9.00%, 6/15/16 - 9/15/17 ........................................................       2,399,820        2,660,835
  GNMA,  9.50%, 11/15/17 ................................................................          63,837           70,914
  GNMA 15 year, 6.50%, 10/15/13 - 7/15/14 ...............................................       2,983,755        3,159,244
  GNMA 15 year, 7.50%, 10/15/14 - 12/15/14 ..............................................         770,444          826,871
  GNMA II,  5.00%, 9/20/33 ..............................................................       5,000,500        4,930,608
  GNMA II, 7.50%, 10/20/29 - 10/20/31 ...................................................       5,024,598        5,328,345
  GNMA II, 8.50%, 11/20/16 - 1/20/17 ....................................................         194,809          213,828
  GNMA II, 9.00%, 6/20/16 - 4/20/17 .....................................................         612,194          676,019
  GNMA II,  9.50%, 6/20/16 ..............................................................          90,874          100,220
                                                                                                              ---------------
                                                                                                                28,796,117
                                                                                                              ---------------
   Total Mortgage-Backed Securities (Cost $144,459,085) .................................                      146,197,803
                                                                                                              ---------------
  TREASURY NOTES 11.3%
  U.S. Treasury Note, 1.75%, 12/31/04 ...................................................       1,000,000        1,005,001
  U.S. Treasury Note, 2.00%, 5/15/06 ....................................................      15,000,000       14,968,365
  U.S. Treasury Note, 2.375%, 8/15/06 ...................................................      13,425,000       13,471,155
  U.S. Treasury Note, 4.625%, 5/15/06 ...................................................      10,000,000       10,616,020
                                                                                                              ---------------
   Total Treasury Notes (Cost $39,995,583) ..............................................                       40,060,541
                                                                                                              ---------------
   Total Long Term Investments (Cost $342,702,735) ......................................                      346,667,669
                                                                                                              ---------------
  SHORT TERM INVESTMENT (COST $7,626,697) 2.1%
a Franklin Institutional Fiduciary Trust Money Market Portfolio .........................       7,626,697        7,626,697
                                                                                                              ---------------
  TOTAL INVESTMENTS (COST $350,329,432) 99.6% ...........................................                      354,294,366
  OTHER ASSETS, LESS LIABILITIES .4% ....................................................                        1,297,711
                                                                                                              ---------------
  NET ASSETS 100.0% .....................................................................                     $355,592,077
                                                                                                              ===============




aSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 47

Franklin Investors Securities Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2003

                                                          -------------------------------------------------------------------
                                                                                                              FRANKLIN
                                                             FRANKLIN                                    SHORT-INTERMEDIATE
                                                            CONVERTIBLE            FRANKLIN EQUITY         U.S. GOVERNMENT
                                                          SECURITIES FUND            INCOME FUND           SECURITIES FUND
                                                          -------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ...................................................     $377,800,481            $623,936,122             $350,329,432
                                                          ===================================================================
Value ..................................................      407,184,682             707,007,564              354,294,366
 Receivables:
Investment securities sold .............................        2,171,485                      --                       --
Capital shares sold ....................................        2,245,469               1,905,720                  637,808
Dividends and interest .................................        2,447,385               1,572,517                2,824,726
                                                          -------------------------------------------------------------------
Total assets ...........................................      414,049,021             710,485,801              357,756,900
                                                          -------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ........................       11,286,235               1,573,429                       --
Capital shares redeemed ................................          576,699               1,100,953                1,546,144
Affiliates .............................................          378,686                 720,393                  213,594
Shareholders ...........................................           48,824                 120,994                  146,932
 Distributions to shareholders .........................               --                      --                  214,380
 Other liabilities .....................................           53,090                 125,325                   43,773
                                                          -------------------------------------------------------------------
Total liabilities ......................................       12,343,534               3,641,094                2,164,823
                                                          -------------------------------------------------------------------
        Net assets, at value ...........................     $401,705,487            $706,844,707             $355,592,077
                                                          ===================================================================
Net assets consist of:
 Undistributed net investment income ...................     $    729,368            $     77,255             $ (1,574,612)
 Net unrealized appreciation (depreciation) ............       29,384,201              83,071,442                3,964,934
 Accumulated net realized gain (loss) ..................      (21,755,148)            (44,123,364)              (4,442,146)
 Capital shares ........................................      393,347,066             667,819,374              357,643,901
                                                          -------------------------------------------------------------------
        Net assets, at value ...........................     $401,705,487            $706,844,707             $355,592,077
                                                          ===================================================================




48 |  Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003

                                                          ------------------------------------------------------------------
                                                                                                              FRANKLIN
                                                             FRANKLIN                                    SHORT-INTERMEDIATE
                                                            CONVERTIBLE          FRANKLIN EQUITY           U.S. GOVERNMENT
                                                          SECURITIES FUND          INCOME FUND             SECURITIES FUND
                                                          ------------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................     $294,986,949            $501,657,515             $338,839,266
                                                          ==================================================================
 Shares outstanding ....................................       21,221,502              28,127,298               32,669,048
                                                          ==================================================================
 Net asset value per share a ...........................           $13.90                  $17.84                   $10.37
                                                          ==================================================================
 Maximum offering price per share
  (net asset value per share / 94.25%,
  94.25%, 97.75%, respectively) ........................           $14.75                  $18.93                   $10.61
                                                          ==================================================================
CLASS B:
 Net assets, at value ..................................               --             $42,763,597                       --
                                                          ==================================================================
 Shares outstanding ....................................               --               2,407,746                       --
                                                          ==================================================================
 Net asset value and maximum offering
  price per share a ....................................               --                  $17.76                       --
                                                          ==================================================================
CLASS C:
 Net assets, at value ..................................     $106,718,538            $147,738,951                       --
                                                          ==================================================================
 Shares outstanding ....................................        7,729,283               8,314,579                       --
                                                          ==================================================================
 Net asset value per share a ...........................           $13.81                  $17.77                       --
                                                          ==================================================================
 Maximum offering price per share
  (net asset value per share / 99%) ....................           $13.95                  $17.95                       --
                                                          ==================================================================
CLASS R:
 Net assets, at value ..................................               --            $ 14,684,644                       --
                                                          ==================================================================
 Shares outstanding ....................................               --                 822,885                       --
                                                          ==================================================================
 Net asset value and maximum offering
  price per share a ....................................               --                  $17.85                       --
                                                          ==================================================================
ADVISOR CLASS:
 Net assets, at value ..................................               --                      --             $ 16,752,811
                                                          ==================================================================
 Shares outstanding ....................................               --                      --                1,616,636
                                                          ==================================================================
 Net asset value and maximum offering
  price per share ......................................               --                      --                   $10.36
                                                          ==================================================================




aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.




                         Annual Report | See notes to financial statements. | 49

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2003

                                                                        ------------------------------------------------------
                                                                                                              FRANKLIN
                                                                           FRANKLIN                      SHORT-INTERMEDIATE
                                                                          CONVERTIBLE    FRANKLIN EQUITY   U.S. GOVERNMENT
                                                                        SECURITIES FUND    INCOME FUND     SECURITIES FUND
                                                                        ------------------------------------------------------
Investment income:
 Dividends ...........................................................    $ 9,440,962     $ 20,438,473            $ 88,943
 Interest ............................................................      6,481,131          274,856          12,126,962
                                                                        ------------------------------------------------------
Total investment income ..............................................     15,922,093       20,713,329          12,215,905
                                                                        ------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................      1,540,225        2,857,841           1,769,256
 Distribution fees (Note 3)
Class A ..............................................................        534,142        1,124,872             331,257
Class B ..............................................................             --          300,108                  --
Class C ..............................................................        768,869        1,170,444                  --
Class R ..............................................................             --           47,282                  --
 Transfer agent fees (Note 3) ........................................        391,236        1,369,849             392,673
 Custodian fees ......................................................          2,613            5,365               3,518
 Reports to shareholders .............................................         84,196           77,718              16,338
 Registration and filing fees ........................................         50,087          101,625              53,641
 Professional fees ...................................................         33,339           27,747              18,909
 Trustees' fees and expenses .........................................          8,820           19,183              10,849
 Other ...............................................................         18,685           37,840              22,032
                                                                        ------------------------------------------------------
Total expenses .......................................................      3,432,212        7,139,874           2,618,473
                                                                        ------------------------------------------------------
        Net investment income ........................................     12,489,881       13,573,455           9,597,432
                                                                        ------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments ..........................................................      4,871,224      (22,542,590)            348,219
                                                                        ------------------------------------------------------
 Net unrealized appreciation (depreciation)
  on investments .....................................................     62,986,618      116,246,206          (3,757,205)
                                                                        ------------------------------------------------------
Net realized and unrealized gain (loss) ..............................     67,857,842       93,703,616          (3,408,986)
                                                                        ------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ....................................................    $80,347,723     $107,277,071         $ 6,188,446
                                                                        ======================================================




50 |  See notes to financial statements.  |  Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2003 and 2002

                                                 ---------------------------------------------------------------------------
                                                 FRANKLIN CONVERTIBLE SECURITIES FUND        FRANKLIN EQUITY INCOME FUND
                                                 ---------------------------------------------------------------------------
                                                       2003               2002                 2003              2002
                                                 ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................    $ 12,489,881       $ 13,099,500         $ 13,573,455      $ 12,118,797
  Net realized gain (loss) from
   investments and foreign
   currency transactions .......................       4,871,224        (24,306,885)         (22,542,590)      (20,756,221)
  Net unrealized appreciation
   (depreciation) on investments ...............      62,986,618        (23,409,131)         116,246,206       (61,546,274)
                                                 ---------------------------------------------------------------------------
    Net increase (decrease) in net assets
     resulting from operations .................      80,347,723        (34,616,516)         107,277,071       (70,183,698)
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................      (8,922,187)       (11,124,319)         (11,697,392)       (9,679,916)
   Class B .....................................              --                 --             (570,443)         (259,160)
   Class C .....................................      (2,614,441)        (3,019,665)          (2,214,498)       (1,487,205)
   Class R .....................................              --                 --             (217,044)           (5,653)
  Net realized gains:
   Class A .....................................              --                 --                   --        (3,280,067)
   Class B .....................................              --                 --                   --          (104,777)
   Class C .....................................              --                 --                   --          (753,560)
                                                 ---------------------------------------------------------------------------
 Total distributions to shareholders ...........     (11,536,628)       (14,143,984)         (14,699,377)      (15,570,338)
 Capital share transactions: (Note 2)
   Class A .....................................      76,042,581         35,059,040           29,108,119        97,345,351
   Class B .....................................              --                 --           16,524,096        14,179,176
   Class C .....................................      33,052,717         20,980,322           33,250,414        27,720,193
   Class R .....................................              --                 --           10,281,063         2,807,078
                                                 ---------------------------------------------------------------------------
 Total capital share transactions ..............     109,095,298         56,039,362           89,163,692       142,051,798
    Net increase (decrease) in net assets ......     177,906,393          7,278,862          181,741,386        56,297,762
Net assets:
 Beginning of year .............................     223,799,094        216,520,232          525,103,321       468,805,559
                                                 ---------------------------------------------------------------------------
 End of year ...................................    $401,705,487       $223,799,094         $706,844,707      $525,103,321
                                                 ===========================================================================
Undistributed net investment income
 included in net assets:
  End of year ..................................    $    729,368       $   (347,567)        $     77,255      $    779,951
                                                 ===========================================================================




                                                              Annual Report | 51

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended October 31, 2003 and 2002

                                                                                          ---------------------------------
                                                                                           FRANKLIN SHORT-INTERMEDIATE
                                                                                          U.S. GOVERNMENT SECURITIES FUND
                                                                                          ---------------------------------
                                                                                              2003              2002
                                                                                          ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................  $  9,597,432       $  9,444,880
  Net realized gain (loss) from investments .............................................       348,219          2,082,532
  Net unrealized appreciation (depreciation) on investments .............................    (3,757,205)           154,887
                                                                                          ---------------------------------
      Net increase (decrease) in net assets resulting from operations ...................     6,188,446         11,682,299
Distributions to shareholders from:
 Net investment income:
  Class A ...............................................................................   (12,554,921)       (10,541,077)
  Advisor Class .........................................................................      (438,650)          (217,901)
                                                                                          ---------------------------------
 Total distributions to shareholders ....................................................   (12,993,571)       (10,758,978)
 Capital share transactions: (Note 2)
  Class A ...............................................................................    49,767,205        101,608,060
  Advisor Class .........................................................................     9,659,314          6,019,338
                                                                                          ---------------------------------
 Total capital share transactions .......................................................    59,426,519        107,627,398
      Net increase (decrease) in net assets .............................................    52,621,394        108,550,719
Net assets:
 Beginning of year ......................................................................   302,970,683        194,419,964
                                                                                          ---------------------------------
 End of year ............................................................................  $355,592,077       $302,970,683
                                                                                          =================================
Undistributed net investment income included in net assets:
 End of year ............................................................................  $ (1,574,612)      $   (258,899)
                                                                                          =================================




52 |  See notes to financial statements.  |  Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified. The investment objectives of the Funds included in this report are:

--------------------------------------------------------------------------------------------------------------
  GROWTH AND INCOME                               INCOME
--------------------------------------------------------------------------------------------------------------
  Franklin Convertible Securities Fund            Franklin Short-Intermediate U.S. Government Securities Fund
  Franklin Equity Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.





                                                              Annual Report | 53

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.









54 |  Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------
  FUND                                                          CLASS
--------------------------------------------------------------------------------
  Franklin Convertible Securities Fund                          A & C
  Franklin Equity Income Fund                                   A, B, C & R
  Franklin Short-Intermediate U.S. Government Securities Fund   A & Advisor

At October 31, 2003, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                 -------------------------------------------------------------------
                                                          FRANKLIN                              FRANKLIN
                                                 CONVERTIBLE SECURITIES FUND              EQUITY INCOME FUND
                                                 -------------------------------------------------------------------
                                                    SHARES         AMOUNT              SHARES               AMOUNT
                                                 -------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2003
 Shares sold ..................................   11,256,863     $145,859,512         11,298,885      $ 180,284,751
 Shares issued in reinvestment of
 distributions ................................      504,562        6,335,608            597,653          9,606,078
 Shares redeemed ..............................   (5,999,503)     (76,152,539)        (9,976,374)      (160,782,710)
                                                 -------------------------------------------------------------------
 Net increase (decrease) ......................    5,761,922     $ 76,042,581          1,920,164      $  29,108,119
                                                 ===================================================================
Year ended October 31, 2002
 Shares sold ..................................    7,000,108     $ 92,203,046         15,187,167      $ 261,436,644
 Shares issued in reinvestment of
 distributions ................................      630,616        8,051,983            573,368         10,345,107
 Shares redeemed ..............................   (5,154,016)     (65,195,989)       (10,571,835)      (174,436,400)
                                                 -------------------------------------------------------------------
 Net increase (decrease) ......................    2,476,708     $ 35,059,040          5,188,700      $  97,345,351
                                                 ===================================================================
CLASS B SHARES:
Year ended October 31, 2003
 Shares sold ..................................                                        1,345,074      $  21,727,612
 Shares issued in reinvestment of
 distributions ................................                                           30,616            492,323
 Shares redeemed ..............................                                         (356,548)        (5,695,839)
                                                                                     -------------------------------
 Net increase (decrease) ......................                                        1,019,142      $  16,524,096
                                                                                     ===============================
Year ended October 31, 2002
 Shares sold ..................................                                        1,011,675      $  18,050,273
 Shares issued in reinvestment of
 distributions ................................                                           17,930            320,539
 Shares redeemed ..............................                                         (243,457)        (4,191,636)
                                                                                     -------------------------------
 Net increase (decrease) ......................                                          786,148       $ 14,179,176
                                                                                     ===============================



                                                              Annual Report | 55

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       ----------------------------------------------------------------
                                                 FRANKLIN                          FRANKLIN
                                       CONVERTIBLE SECURITIES FUND            EQUITY INCOME FUND
                                       ----------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ----------------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2003
 Shares sold .........................    3,399,887    $ 43,091,311         3,246,754    $ 52,596,093
 Shares issued in reinvestment of
 distributions .......................      155,140       1,936,454           121,613       1,949,876
 Shares redeemed .....................     (979,894)    (11,975,048)       (1,342,567)    (21,295,555)
                                       ----------------------------------------------------------------
 Net increase (decrease) .............    2,575,133    $ 33,052,717         2,025,800    $ 33,250,414
                                       ================================================================
Year ended October 31, 2002
 Shares sold .........................    2,724,016    $ 35,815,234         2,580,690    $ 46,034,859
 Shares issued in reinvestment of
 distributions .......................      177,381       2,239,644           108,673       1,957,802
 Shares redeemed .....................   (1,349,797)    (17,074,556)       (1,197,193)    (20,272,468)
                                       ----------------------------------------------------------------
 Net increase (decrease) .............    1,551,600    $ 20,980,322         1,492,170    $ 27,720,193
                                       ================================================================

CLASS R SHARES:
Year ended October 31, 2003
 Shares sold .........................                                        874,298    $ 14,091,414
 Shares issued in reinvestment of
 distributions .......................                                         13,290         216,695
 Shares redeemed .....................                                       (248,834)     (4,027,046)
                                                                            ---------------------------
 Net increase (decrease) .............                                        638,754    $ 10,281,063
                                                                            ===========================
Year ended October 31, 2002 a
 Shares sold .........................                                        183,898    $  2,803,523
 Shares issued in reinvestment of
 distributions .......................                                            365           5,599
 Shares redeemed .....................                                           (132)         (2,044)
                                                                            ---------------------------
Net increase (decrease) ..............                                        184,131    $  2,807,078
                                                                            ===========================

aFor the period August 1, 2002 (effective date) to October 31, 2002.






56 |  Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                        -----------------------------------
                                                                         FRANKLIN SHORT-INTERMEDIATE
                                                                               U.S. GOVERNMENT
                                                                                SECURITIES FUND
                                                                        -----------------------------------
                                                                         SHARES               AMOUNT
                                                                        -----------------------------------
CLASS A SHARES:
Year ended October 31, 2003
 Shares sold ........................................................    19,477,005        $ 205,048,231
 Shares issued in reinvestment of distributions .....................       926,126            9,732,587
 Shares redeemed ....................................................   (15,707,474)        (165,013,613)
                                                                        -----------------------------------
 Net increase (decrease) ............................................     4,695,657        $  49,767,205
                                                                        ===================================
Year ended October 31, 2002
 Shares sold ........................................................    19,636,094         $205,051,724
 Shares issued in reinvestment of distributions .....................       756,701            7,889,051
 Shares redeemed ....................................................   (10,682,275)        (111,332,715)
                                                                        -----------------------------------
 Net increase (decrease) ............................................     9,710,520         $101,608,060
                                                                        ===================================
ADVISOR CLASS:
Year ended October 31, 2003
 Shares sold ........................................................     1,128,128        $  11,826,979
 Shares issued in reinvestment of distributions .....................        36,549              383,367
 Shares redeemed ....................................................      (243,983)          (2,551,032)
                                                                        -----------------------------------
 Net increase (decrease) ............................................       920,694        $   9,659,314
                                                                        ===================================
Year ended October 31, 2002
 Shares sold ........................................................       867,227        $   9,004,640
 Shares issued in reinvestment of distributions .....................        16,091              168,192
 Shares redeemed ....................................................      (299,334)          (3,153,494)
                                                                        -----------------------------------
 Net increase (decrease) ............................................       583,984        $   6,019,338
                                                                        ===================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

------------------------------------------------------------------------------------------------------
  ENTITY                                                                     AFFILIATION
------------------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                          Investment manager
  Franklin Templeton Services LLC (FT Services)                              Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)                        Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)               Transfer agent

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE       MONTH-END NET ASSETS
--------------------------------------------------------------------------------
         .625%              First $100 million
         .500%              Over $100 million, up to and including $250 million
         .450%              In excess of $250 million





                                                              Annual Report | 57

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                   -------------------------------------------------------------
                                                                                                 FRANKLIN
                                                      FRANKLIN              FRANKLIN        SHORT-INTERMEDIATE
                                                     CONVERTIBLE             EQUITY           U.S. GOVERNMENT
                                                   SECURITIES FUND         INCOME FUND        SECURITIES FUND
                                                   -------------------------------------------------------------
Class A ..................................                .25%                 .25%                .10%
Class B ..................................                 --                 1.00%                 --
Class C ..................................               1.00%                1.00%                 --
Class R ..................................                 --                  .50%                 --

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                     ------------------------------------------------------
                                                                                             FRANKLIN
                                                        FRANKLIN         FRANKLIN       SHORT-INTERMEDIATE
                                                       CONVERTIBLE        EQUITY          U.S. GOVERNMENT
                                                     SECURITIES FUND    INCOME FUND       SECURITIES FUND
                                                     ------------------------------------------------------
Net commissions received (paid) ...................     $(188,482)      $(969,950)            $12,343
Contingent deferred sales charges .................     $  29,787       $  76,787             $25,951

The Funds paid transfer agent fees as noted in the Statement of Operations, of which the following amounts were paid to Investor Services:

                                                     ------------------------------------------------------
                                                                                             FRANKLIN
                                                        FRANKLIN        FRANKLIN        SHORT-INTERMEDIATE
                                                       CONVERTIBLE       EQUITY           U.S. GOVERNMENT
                                                     SECURITIES FUND   INCOME FUND        SECURITIES FUND
                                                     ------------------------------------------------------
Transfer agent fees ...............................     $272,108       $1,011,374            $269,790








58 |  Annual Report

Franklin Investors Securities Trust

4. INCOME TAXES

At October 31, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                     -------------------------------------------------
                                                                                         FRANKLIN
                                                        FRANKLIN        FRANKLIN    SHORT-INTERMEDIATE
                                                       CONVERTIBLE       EQUITY       U.S. GOVERNMENT
                                                     SECURITIES FUND   INCOME FUND    SECURITIES FUND
                                                     -------------------------------------------------
Capital loss carryovers expiring in:
 2004 .............................................     $        --    $        --         $  300,618
 2007 .............................................              --             --             21,004
 2008 .............................................              --             --          2,364,551
 2009 .............................................              --             --                 --
 2010 .............................................      21,111,397     20,614,119                 --
 2011 .............................................              --     21,382,501          1,752,525
                                                     -------------------------------------------------
                                                        $21,111,397    $41,996,620         $4,438,698
                                                     =================================================


On October 31, 2003, the Franklin Short-Intermediate U.S. Government Securities Fund had expired capital loss carryovers of $3,564,637, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2003 and 2002, were as follows:

                                      ----------------------------------------------------------------
                                         FRANKLIN CONVERTIBLE                 FRANKLIN EQUITY
                                           SECURITIES FUND                      INCOME FUND
                                      ----------------------------------------------------------------
                                          2003           2002               2003            2002
                                      ----------------------------------------------------------------
Distributions paid from:
 Ordinary income ..................   $11,536,628     $14,143,984        $14,699,377      $11,433,308
 Long term capital gain ...........            --              --                 --        4,137,030
                                      ----------------------------------------------------------------
                                      $11,536,628     $14,143,984        $14,699,377      $15,570,338
                                      ================================================================


                                                   -----------------------------
                                                    FRANKLIN SHORT-INTERMEDIATE
                                                          U.S. GOVERNMENT
                                                         SECURITIES FUND
                                                   -----------------------------
                                                      2003            2002
                                                   -----------------------------

Distributions paid from:
 Ordinary income ................................  $12,993,571      $10,758,978
 Long term capital gain .........................           --               --
                                                   -----------------------------
                                                   $12,993,571      $10,758,978
                                                   =============================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses and bond discounts and premiums.





                                                             Annual Report  | 59

Franklin Investors Securities Trust

4. INCOME TAXES (CONTINUED)

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distriubtions for book and tax purposes.

At October 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                    ---------------------------------------------------
                                                                                         FRANKLIN
                                                        FRANKLIN        FRANKLIN    SHORT-INTERMEDIATE
                                                       CONVERTIBLE       EQUITY       U.S. GOVERNMENT
                                                     SECURITIES FUND   INCOME FUND    SECURITIES FUND
                                                    ---------------------------------------------------
Cost of investments ..............................    $379,623,121     $626,062,866      $351,787,988
                                                    ---------------------------------------------------
Unrealized appreciation ..........................      40,586,211       95,688,171         3,277,707
Unrealized depreciation ..........................     (13,024,650)     (14,743,473)         (771,329)
                                                    ---------------------------------------------------
Net unrealized appreciation (depreciation) .......    $ 27,561,561     $ 80,944,698      $  2,506,378
                                                    ---------------------------------------------------
Undistributed ordinary income ....................    $  2,103,341     $     77,251      $     94,876
                                                    ---------------------------------------------------
Undistributed long term capital gains ............              --               --                --
                                                    ---------------------------------------------------
Distributable earnings ...........................    $  2,103,341     $     77,251      $     94,876
                                                    ---------------------------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the year ended October 31, 2003, were as follows:

                            ----------------------------------------------------
                                                                  FRANKLIN
                               FRANKLIN         FRANKLIN     SHORT-INTERMEDIATE
                              CONVERTIBLE        EQUITY        U.S. GOVERNMENT
                            SECURITIES FUND    INCOME FUND     SECURITIES FUND
                            ----------------------------------------------------
Purchases ................   $250,408,371     $407,489,977       $358,054,839
Sales ....................   $139,082,380     $304,554,837       $310,504,440








60 |  Annual Report

Franklin Investors Securities Trust

6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the year ended October 31, 2003, as follows:

                               -------------------------------------------------
                                                                   FRANKLIN
                                  FRANKLIN        FRANKLIN    SHORT-INTERMEDIATE
                                 CONVERTIBLE       EQUITY       U.S. GOVERNMENT
                               SECURITIES FUND   INCOME FUND    SECURITIES FUND
                               -------------------------------------------------
Dividend income .............       $89,791        $253,211            $88,943

7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund has 19.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Convertible Securities Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At October 31, 2003, the value of these securities was $4,781,250, representing 1.19% of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


8. OTHER CONSIDERATIONS

Advisers, as the Franklin Convertible Securities Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.





                                                              Annual Report | 61

Franklin Investors Securities Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Investors Securities Trust (hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 3, 2003





62 |  Annual Report

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2003.

                                  --------------------------------
                                     FRANKLIN           FRANKLIN
                                    CONVERTIBLE          EQUITY
                                  SECURITIES FUND      INCOME FUND
                                  --------------------------------
                                      $7,975,600       $16,926,115

In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2003.

                                  --------------------------------------
                                     FRANKLIN                FRANKLIN
                                    CONVERTIBLE               EQUITY
                                  SECURITIES FUND           INCOME FUND
                                  --------------------------------------
                                        0.04%                100.00%





                                                              Annual Report | 63

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 FRANK H. ABBOTT, III (82)      Trustee         Since 1986      115                     None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------

 HARRIS J. ASHTON (71)          Trustee         Since 1986      142                     Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                   company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

 S. JOSEPH FORTUNATO (71)       Trustee         Since 1989      143                     None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

 EDITH E. HOLIDAY (51)          Trustee         Since 1998      92                      Director, Amerada Hess Corporation
 One Franklin Parkway                                                                   (exploration and refining of oil and gas);
 San Mateo, CA 94403-1906                                                               Beverly Enterprises, Inc. (health care);
                                                                                        H.J. Heinz Company (processed foods and
                                                                                        allied products); RTI International Metals,
                                                                                        Inc. (manufacture and distribution of
                                                                                        titanium); and Canadian National Railway
                                                                                        (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

 FRANK W.T. LAHAYE (74)         Trustee         Since 1986      115                     Director, The California Center for Land
 One Franklin Parkway                                                                   Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

64 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 GORDON S. MACKLIN (75)         Trustee         Since 1992      142                     Director, White Mountains Insurance Group,
 One Franklin Parkway                                                                   Ltd. (holding company); Martek Biosciences
 San Mateo, CA 94403-1906                                                               Corporation; MedImmune, Inc.
                                                                                        (biotechnology); Overstock.com (Internet
                                                                                        services); and Spacehab, Inc. (aerospace
                                                                                        services); and FORMERLY, Director, MCI
                                                                                        Communication Corporation (subsequently
                                                                                        known as MCI WorldCom, Inc. and WorldCom,
                                                                                        Inc.) (communications services) (1988-2002).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 **EDWARD B. JAMIESON (55)      Trustee,        Trustee and     8                       None
 One Franklin Parkway           President and   President since
 San Mateo, CA 94403-1906       Chief Executive 1993 and Chief
                                Officer-        Executive
                                Investment      Officer -
                                Management      Investment
                                                Management
                                                since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 **CHARLES B. JOHNSON (70)      Trustee and     Trustee since   142                     None
 One Franklin Parkway           Chairman of     1986 and
 San Mateo, CA 94403-1906       the Board       Chairman of the
                                                Board since 1993

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 65

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 **RUPERT H. JOHNSON, JR. (63)  Trustee and     Trustee since   125                     None
 One Franklin Parkway           Vice President  1987 and Vice
 San Mateo, CA 94403-1906                       President since
                                                1986

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 MARK BOYADJIAN (39)            Vice President  Since April     Not Applicable          None
 One Franklin Parkway                           2003
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

 HARMON E. BURNS (58)           Vice President  Since 1986      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 RICHARD D'ADDARIO (54)         Vice President  Since 2002      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President and Director of Research, Franklin Advisers, Inc.; and officer of four of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 MARTIN L. FLANAGAN (43)        Vice President  Since 1995      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
 Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating
 Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
 Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
 Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


66 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 JIMMY D. GAMBILL (56)          Senior Vice     Since 2002      Not Applicable          None
 500 East Broward Blvd.         President and
 Suite 2100                     Chief
 Fort Lauderdale,               Executive
 FL 33394-3091                  Officer -
                                Finance and
                                Administration


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 DAVID P. GOSS (56)             Vice President  Since 2000      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

 BARBARA J. GREEN (56)          Vice President  Since 2000      Not Applicable          None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------


 MICHAEL O. MAGDOL (66)         Vice President  Since 2002      Not Applicable          Director, FTI Banque, Arch Chemicals, Inc.
 600 Fifth Avenue               - AML                                                   and Lingnan Foundation.
 Rockefeller Center             Compliance
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 67

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                LENGTH OF       FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED     BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 KIMBERLEY H. MONASTERIO (39)   Treasurer and   Treasurer since Not                     None
 One Franklin Parkway           Chief Financial 2000 and Chief  Applicable
 San Mateo, CA 94403-1906       Officer         Financial
                                                Officer since
                                                2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)         Vice President  Since 2000      Not Applicable          None
 One Franklin Parkway           and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as officer of Franklin Advisers, Inc., which is the Trust's adviser. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

68 |  Annual Report

Franklin Investors Securities Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.





                                                              Annual Report | 69

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request


For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


Franklin Templeton Investments


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. Effective June 30, 2003, the fund reopened to all new investors.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term ortfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/03                                          Not part of the semiannual report

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Investors
Securities Trust



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN [R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FIST1 A2003 12/03













                                                                OCTOBER 31, 2003
--------------------------------------------------------------------------------


                                                 Franklin Adjustable
                                                 U.S. Government Securities Fund

                                                 Franklin Floating Rate
                                                 Daily Access Fund

                                                 Franklin Total Return Fund


--------------------------------------------------------------------------------
                ANNUAL REPORT AND SHAREHOLDER LETTER  |  INCOME
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                           FRANKLIN                    Eligible shareholders can
                  INVESTORS SECURITIES TRUST           sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------









                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                  INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------



Not part of the annual report

Contents

SHAREHOLDER LETTER .........    1

Special Feature:
Interest Rates and Your Fixed
Income Investment ..........    3


ANNUAL REPORT

Franklin Adjustable
U.S. Government
Securities Fund ............    8

Franklin Floating Rate
Daily Access Fund ..........   15

Franklin Total
Return Fund ................   24

Financial Highlights and
Statements of Investments ..   33

Financial Statements .......   66

Notes to
Financial Statements .......   71

Independent
Auditors' Report ...........   83

Board Members
and Officers ...............   84

Proxy Voting Policies
and Procedures .............  108


--------------------------------------------------------------------------------

Annual Report



Franklin Adjustable
U.S. Government Securities Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities by investing in a portfolio consisting primarily of adjustable-rate U.S. government agency-issued or -guaranteed, mortgage-backed securities. 1



--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/03

[PIE CHART OMITTED]
FNMA ...................   49.9%
FHLMC ..................   22.1%
GNMA ...................   20.1%
Other ..................    7.9%
--------------------------------------------------------------------------------



This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2003.


PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Adjustable U.S. Government Securities Fund - Class A delivered a +1.00 cumulative total return, as shown in the Performance Summary beginning on page 12. The Fund's benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, and the Payden & Rygel



1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 35.



8 | Annual Report

Domestic 180-Day CD Index, returned 1.99% and 1.42% for the same period. 2 The Fund underperformed both indexes as higher prepayments negatively impacted the Fund, whereas both indexes are Treasury-based and not affected by prepayments.


ECONOMIC AND MARKET OVERVIEW

During the year ended October 31, 2003, many factors strongly impacted the U.S. economy and markets. Uncertainty about the economy's strength and geopolitical events pushed interest rates down during the first part of the reporting period. By mid-June, the 10-year U.S. Treasury yield fell to 3.11%, the lowest level in more than 45 years. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, refinancing activity, stabilized equity markets and rising home values improved consumers' net worths and allowed them to continue spending, which kept the economy moving forward. In fact, retail sales in October 2003 grew 6.1% from one year earlier, helping the economy expand.

However, it was really business spending that posted strong results for the latter half of the period. Nonresidential fixed investment increased 14.0% annualized in the third quarter of 2003, the highest increase since the first quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also benefited from this improvement. Additionally, many businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.3% over the past 12 months. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and prepayments declined.



2. Source: Standard & Poor's Micropal. The Lehman Brothers Short U.S. Government 1-2 Year Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to two years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. Payden & Rygel Domestic 180-Day CD Index is a total return index based on a constant maturity instrument. The index includes both accrued interest and market price changes in its monthly total return calculations. Month-end yield levels are obtained from the Federal Reserve H15 publication and used to calculate price changes. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



                                                               Annual Report | 9

DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government Securities Fund
11/1/02-10/31/03


--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                    ----------------------------
   MONTH                                             CLASS A          CLASS C*
--------------------------------------------------------------------------------
   November                                         2.8614 cents         --
--------------------------------------------------------------------------------
   December                                         3.0224 cents         --
--------------------------------------------------------------------------------
   January                                          2.5828 cents         --
--------------------------------------------------------------------------------
   February                                         2.8291 cents         --
--------------------------------------------------------------------------------
   March                                            2.7888 cents         --
--------------------------------------------------------------------------------
   April                                            2.6202 cents         --
--------------------------------------------------------------------------------
   May                                              2.4969 cents         --
--------------------------------------------------------------------------------
   June                                             2.5463 cents         --
--------------------------------------------------------------------------------
   July                                             2.4500 cents    1.9834 cents
--------------------------------------------------------------------------------
   August                                           2.2660 cents    1.9433 cents
--------------------------------------------------------------------------------
   September                                        2.6870 cents    2.3329 cents
--------------------------------------------------------------------------------
   October                                          2.1603 cents    1.8491 cents
--------------------------------------------------------------------------------
   TOTAL                                           31.3112 CENTS    8.1087 CENTS
--------------------------------------------------------------------------------
*Effective 7/1/03, the Fund began offering Class C shares.



INVESTMENT STRATEGY

We employ a conservative strategy as we strive to produce consistent performance in a variety of interest rate climates. In times of lower interest rates, we invest primarily in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.


MANAGER'S DISCUSSION

During the 12-month period, income was a better source of return than price. The Fund's Class A shares' 30-day standardized yield was 2.80% on October 31, 2003, compared with the 1.31% yield on a 1-year Treasury on the same date.

The interest rate decline early in the Fund's fiscal year contributed to higher ARM prepayments. However, the sharp interest rate upturn late in the period put pressure on ARMs. As a result, the Fund's Class A share price as measured by net asset value, decreased from $9.38 at the beginning of the period to $9.16 at period-end.





10 | Annual Report

During the past 12 months, we increased our cash position as a defensive measure during the bond sell-off.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.



[PHOTO OMITTED]
/S/T. Anthony Coffey

T. Anthony Coffey, CFA



[PHOTO OMITTED]
/S/Roger A. Bayston

Roger A. Bayston, CFA





[PHOTO OMITTED]
/S/Paul W. Varunok

Paul W. Varunok

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                              Annual Report | 11

Performance Summary as of 10/31/03

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses for each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03         10/31/02
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.22             $9.16            $9.38
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
----------------------------------------------------------------------------------------------------
  Dividend Income                     $0.313112
----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/03           7/1/03
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.12             $9.16            $9.28
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (7/1/03-10/31/03)
----------------------------------------------------------------------------------------------------
  Dividend Income                     $0.081087
----------------------------------------------------------------------------------------------------

PERFORMANCE
----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +1.00%           +23.98%          +54.46%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          -1.31%            +3.91%           +4.21%
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                     -0.72%            +3.88%           +4.20%
----------------------------------------------------------------------------------------------------
     Distribution Rate 4                   2.70%
----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5           2.80%
----------------------------------------------------------------------------------------------------
  CLASS C                                                                          INCEPTION (7/1/03)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                                                 -0.42%
----------------------------------------------------------------------------------------------------
  Aggregate Total Return 6                                                                  -2.35%
----------------------------------------------------------------------------------------------------
  Aggregate Total Return (9/30/03) 3,6                                                      -2.13%
----------------------------------------------------------------------------------------------------
     Distribution Rate 4                   2.33%
----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5           2.47%
----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




12 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested interest. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/93-10/31/03)

[LINE CHART OMITTED]

            Franklin Adjustable U.S.   Payden & Rygel Domestic   Lehman Brothers Short U.S.
           Government Securities Fund     180-Day CD Index 7   Government 1-2 Year Index 7
11/1/93          $9,780                         $10,000                $10,000
11/30/93         $9,708                         $10,024                $10,012
12/31/93         $9,684                         $10,054                $10,049
1/31/94          $9,718                         $10,087                $10,107
2/28/94          $9,660                         $10,086                $10,066
3/31/94          $9,590                         $10,108                $10,041
4/30/94          $9,529                         $10,124                $10,015
5/31/94          $9,572                         $10,151                $10,034
6/30/94          $9,599                         $10,182                $10,062
7/31/94          $9,639                         $10,227                $10,143
8/31/94          $9,639                         $10,266                $10,177
9/30/94          $9,629                         $10,291                $10,169
10/31/94         $9,518                         $10,331                $10,197
11/30/94         $9,514                         $10,354                $10,164
12/31/94         $9,493                         $10,394                $10,189
1/31/95          $9,570                         $10,466                $10,314
2/28/95          $9,679                         $10,530                $10,436
3/31/95          $9,736                         $10,582                $10,496
4/30/95          $9,826                         $10,644                $10,581
5/31/95         $10,034                         $10,714                $10,728
6/30/95          $9,998                         $10,767                $10,785
7/31/95         $10,061                         $10,827                $10,835
8/31/95         $10,145                         $10,878                $10,894
9/30/95         $10,197                         $10,927                $10,944
10/31/95        $10,239                         $10,985                $11,025
11/30/95        $10,336                         $11,043                $11,107
12/31/95        $10,364                         $11,104                $11,185
1/31/96         $10,437                         $11,164                $11,273
2/29/96         $10,444                         $11,208                $11,249
3/31/96         $10,507                         $11,247                $11,256
4/30/96         $10,516                         $11,296                $11,277
5/31/96         $10,559                         $11,343                $11,311
6/30/96         $10,659                         $11,388                $11,387
7/31/96         $10,691                         $11,436                $11,432
8/31/96         $10,723                         $11,496                $11,479
9/30/96         $10,799                         $11,552                $11,571
10/31/96        $10,909                         $11,612                $11,686
11/30/96        $10,960                         $11,667                $11,761
12/31/96        $11,012                         $11,719                $11,779
1/31/97         $11,087                         $11,770                $11,835
2/28/97         $11,151                         $11,818                $11,869
3/31/97         $11,181                         $11,858                $11,874
4/30/97         $11,272                         $11,913                $11,964
5/31/97         $11,339                         $11,975                $12,044
6/30/97         $11,418                         $12,035                $12,120
7/31/97         $11,535                         $12,100                $12,230
8/31/97         $11,542                         $12,155                $12,255
9/30/97         $11,623                         $12,210                $12,339
10/31/97        $11,692                         $12,270                $12,421
11/30/97        $11,698                         $12,322                $12,454
12/31/97        $11,779                         $12,385                $12,533
1/31/98         $11,872                         $12,456                $12,639
2/28/98         $11,879                         $12,505                $12,659
3/31/98         $11,910                         $12,561                $12,711
4/30/98         $11,967                         $12,616                $12,771
5/31/98         $11,999                         $12,678                $12,836
6/30/98         $12,056                         $12,735                $12,900
7/31/98         $12,087                         $12,797                $12,961
8/31/98         $12,162                         $12,865                $13,094
9/30/98         $12,235                         $12,944                $13,244
10/31/98        $12,190                         $13,010                $13,312
11/30/98        $12,172                         $13,054                $13,308
12/31/98        $12,235                         $13,115                $13,359
1/31/99         $12,298                         $13,174                $13,408
2/28/99         $12,375                         $13,215                $13,374
3/31/99         $12,412                         $13,275                $13,462
4/30/99         $12,463                         $13,330                $13,506
5/31/99         $12,500                         $13,374                $13,514
6/30/99         $12,511                         $13,404                $13,554
7/31/99         $12,547                         $13,464                $13,603
8/31/99         $12,596                         $13,519                $13,639
9/30/99         $12,645                         $13,582                $13,720
10/31/99        $12,708                         $13,641                $13,762
11/30/99        $12,743                         $13,712                $13,793
12/31/99        $12,772                         $13,778                $13,815
1/31/00         $12,836                         $13,840                $13,827
2/29/00         $12,876                         $13,902                $13,916
3/31/00         $12,944                         $13,965                $13,992
4/30/00         $13,003                         $14,026                $14,035
5/31/00         $13,034                         $14,085                $14,089
6/30/00         $13,121                         $14,173                $14,224
7/31/00         $13,195                         $14,262                $14,312
8/31/00         $13,256                         $14,350                $14,410
9/30/00         $13,346                         $14,432                $14,513
10/31/00        $13,399                         $14,513                $14,586
11/30/00        $13,498                         $14,598                $14,711
12/31/00        $13,628                         $14,705                $14,872
1/31/01         $13,711                         $14,836                $15,061
2/28/01         $13,796                         $14,914                $15,151
3/31/01         $13,910                         $14,990                $15,270
4/30/01         $13,966                         $15,070                $15,324
5/31/01         $14,051                         $15,145                $15,414
6/30/01         $14,137                         $15,197                $15,465
7/31/01         $14,209                         $15,260                $15,624
8/31/01         $14,236                         $15,323                $15,712
9/30/01         $14,332                         $15,426                $15,941
10/31/01        $14,472                         $15,481                $16,083
11/30/01        $14,497                         $15,508                $16,067
12/31/01        $14,506                         $15,532                $16,097
1/31/02         $14,546                         $15,556                $16,122
2/28/02         $14,571                         $15,581                $16,189
3/31/02         $14,615                         $15,585                $16,099
4/30/02         $14,721                         $15,645                $16,269
5/31/02         $14,710                         $15,657                $16,325
6/30/02         $14,778                         $15,692                $16,457
7/31/02         $14,840                         $15,720                $16,624
8/31/02         $14,820                         $15,748                $16,670
9/30/02         $14,912                         $15,776                $16,780
10/31/02        $14,972                         $15,807                $16,823
11/30/02        $14,969                         $15,838                $16,790
12/31/02        $15,002                         $15,861                $16,923
1/31/03         $15,012                         $15,882                $16,931
2/28/03         $15,057                         $15,898                $16,990
3/31/03         $15,102                         $15,921                $17,023
4/30/03         $15,129                         $15,932                $17,052
5/31/03         $15,169                         $15,955                $17,098
6/30/03         $15,162                         $15,978                $17,129
7/31/03         $15,087                         $15,989                $17,067
8/31/03         $15,075                         $16,001                $17,081
9/30/03         $15,152                         $16,018                $17,207
10/31/03        $15,105                         $16,031                $17,159



        Annual Report | Past performance does not guarantee future results. | 13

ENDNOTES


THE FUND'S YIELD AND SHARE PRICE ARE NOT GUARANTEED AND WILL VARY WITH MARKET CONDITIONS, INTEREST RATE MOVEMENTS AND UNSCHEDULED MORTGAGE PREPAYMENTS. THE FUND INVESTS ALL OF ITS ASSETS IN AN UNDERLYING MASTER PORTFOLIO WHOSE INVESTMENT GOAL IS THE SAME AS THE FUND'S. SECURITIES OWNED BY THE PORTFOLIO, BUT NOT SHARES OF THE FUND, ARE GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS C: Subject to no initial sales charge but subject to 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charges(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price per share on 10/31/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/03.

6. Aggregate total return represents the change in value of an investment since inception. Since these shares have existed for less than one year, average annual total returns are not provided.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Short U.S. Government 1-2 Year Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to two years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Payden & Rygel Domestic 180-Day CD Index is a total return index based on a constant maturity instrument. The index includes both accrued interest and market price changes in its monthly total return calculations. Month-end yield levels are obtained from the Federal Reserve H15 publication and used to calculate price changes.



14 | Past performance does not guarantee future results. | Annual Report

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and preservation of capital by investing at least 80% of its net assets in senior secured corporate loans and corporate debt securities with floating interest rates.



This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2003.


PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Floating Rate Daily Access Fund - Class A delivered a +7.65% cumulative total return, as shown in the Performance Summary beginning on page 19. The Fund underperformed its benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which returned 13.17% for the same period. 1


ECONOMIC AND MARKET OVERVIEW

During the year ended October 31, 2003, many factors strongly impacted the U.S. economy and markets. Uncertainty about the economy's strength and geopolitical events pushed interest rates down during the first part of the reporting period. By mid-June, the 10-year U.S. Treasury yield fell to 3.11%, the lowest level in more than 45 years. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, refinancing activity, stabilized equity markets and rising home values improved consumers' net worths and allowed them to continue spending, which kept the economy moving forward. In fact, retail sales in October 2003 grew 6.1% from one year earlier, helping the economy expand.

However, it was really business spending that posted strong results for the latter half of the period. Nonresidential fixed investment increased 14.0% annualized in the third quarter of 2003, the highest increase since the first quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also benefited from this improvement.
Additionally, many businesses continued to achieve



1. Source: Standard & Poor's Micropal. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 40.


                                                              Annual Report | 15
productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.3% over the past 12 months. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and prepayments declined.

The bank loan market appeared to be in a recovery mode after some difficult times in 2001 and 2002. The recovery seemed supported by favorable growth in the new-issue business, improved default rates, and a strong high yield bond market. The reporting period saw continued, incremental new-issue volume growth for the U.S. dollar denominated institutional loan market. Total institutional new-issue volume increased from $13 billion in fourth quarter 2002 to $23 billion in third quarter 2003. 2 Refinancings as well as mergers and acquisitions largely drove new-issue volume growth.

Additionally, from a default perspective, leveraged loan market fundamentals seemed to improve. The lagging 12-month institutional loan default rate fell to 2.9% at the end of third quarter 2003, from 6.0% at the close of 2002.2

During the period, favorable conditions for borrowers in the high yield market caused leveraged loan market pricing to tighten for seasoned issuers as some companies issued high yield bonds to meet their capital needs. High yield bond market strength allowed many issuers to refinance their entire capital structure with new high yield bonds and loans. The loan market has started to resemble the high yield bond market, with many deals restructured to meet market demands. Final interest rate spreads and price discounts were often very different from originally proposed terms. The entrance of non-traditional market participants such as hedge funds, distressed funds and structured investment vehicles increased demand for institutional loans.


INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. We seek to invest in companies with the ability to generate substantial free cash flow, that are in industries with strong barriers to entry, and that



2. Source: Standard & Poor's, STANDARD & POOR'S LCD LEVERAGED LENDING REVIEW, Third Quarter 2003.




16 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/02-10/31/03

--------------------------------------------------------------------------------
                                            DIVIDEND PER SHARE
                        --------------------------------------------------------
   MONTH                   CLASS A       CLASS B        CLASS C    ADVISOR CLASS
--------------------------------------------------------------------------------
   November              3.5220 cents  3.0043 cents  3.3126 cents   3.7171 cents
--------------------------------------------------------------------------------
   December              3.5514 cents  2.9587 cents  3.3558 cents   3.7680 cents
--------------------------------------------------------------------------------
   January               3.4971 cents  2.9189 cents  3.3051 cents   3.7080 cents
--------------------------------------------------------------------------------
   February              3.1917 cents  2.6876 cents  2.9863 cents   3.3831 cents
--------------------------------------------------------------------------------
   March                 3.4680 cents  2.8761 cents  3.1415 cents   3.6796 cents
--------------------------------------------------------------------------------
   April                 3.3860 cents  2.8391 cents  2.6231 cents   3.5897 cents
--------------------------------------------------------------------------------
   May                   3.4433 cents  2.8729 cents  2.9979 cents   3.6488 cents
--------------------------------------------------------------------------------
   June                  3.4797 cents  2.8633 cents  3.1513 cents   3.6932 cents
--------------------------------------------------------------------------------
   July                  3.2800 cents  2.7183 cents  2.9840 cents   3.5166 cents
--------------------------------------------------------------------------------
   August                2.5575 cents  2.0353 cents  2.2687 cents   2.7831 cents
--------------------------------------------------------------------------------
   September             2.9074 cents  2.3235 cents  2.5095 cents   3.1539 cents
--------------------------------------------------------------------------------
   October               2.5731 cents  1.9685 cents  2.1736 cents   2.7703 cents
--------------------------------------------------------------------------------
   TOTAL                38.8572 CENTS 32.0665 CENTS 34.8094 CENTS  41.4114 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.






possess significant asset coverage and collateral for loans the Fund holds. We also prefer companies with dominant market shares, strong management teams and stable growth prospects, according to our analysis.


MANAGER'S DISCUSSION

During the 12-month period, Franklin Floating Rate Daily Access Fund underperformed the CSFB Leveraged Loan Index because the Fund was primarily invested in defensive industries as opposed to volatile and more cyclical industries such as technology and telecommunications. Thus, the Fund experienced a lower return compared with its benchmark. Additionally, we held cash balances to meet potential daily redemptions while the benchmark held no cash balances.

On a positive note, at period-end three new holdings traded at premiums to our initial purchase price while offering attractive yields. First, we initiated a position in PerkinElmer, a leading provider of scientific instruments, consumables and services to the pharmaceutical, biomedical, environmental testing and general industrial industries. PerkinElmer's bank debt seemed attractive to us due to the company's leading market position, diversified product offering and global reach. The company also provided an attractive spread to the London Interbank Offered Rate and carried a relatively strong credit rating.




--------------------------------------
TOP 10 HOLDINGS
Franklin Floating Rate
Daily Access Fund
10/31/03
--------------------------------------
  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY          NET ASSETS
  Cinram International           1.6%
   MOVIES & ENTERTAINMENT
--------------------------------------
  Crown Castle Operating Co.     1.6%
   WIRELESS COMMUNICATIONS
--------------------------------------
  Nalco Co.                      1.5%
   CHEMICALS: SPECIALTY
--------------------------------------
  Dominos Inc.                   1.4%
   FOOD RETAIL
--------------------------------------
  Centerpoint Energy Inc.        1.2%
   ELECTRIC UTILITIES
--------------------------------------
  Laidlaw International Inc.     1.2%
   OTHER TRANSPORTATION
--------------------------------------
  Washington Group International 1.2%
   ENGINEERING & CONSTRUCTION
--------------------------------------
  Dobson Cellular Systems Inc.   1.0%
   WIRELESS COMMUNICATIONS
--------------------------------------
  Pantry Inc.                    1.0%
   SPECIALTY STORES
--------------------------------------
  DirecTV Holdings LLC           1.0%
   CABLE & SATELLITE TV
--------------------------------------




                                                              Annual Report | 17

Second, we also participated in financing Wackenhut Corrections' bank debt during the reporting period. Wackenhut is one of the world's largest operators of privatized correctional and detention facilities. In addition to core correctional services, the company operates state mental health facilities and provides ancillary services such as electronic home monitoring and prisoner transportation. The company, which has a strong management team, generated strong cash flows and provided significant asset coverage for their bank loans. During the period, Wackenhut experienced positive growth primarily from growing privatization among governmental entities, increasing prison populations nationwide, and the U.S. government's commitment to detain illegal immigrants. Wackenhut also provided the Fund with industry diversification.

Lastly, the Fund invested in DRS Technologies' debt during the 12 months under review. DRS is a leading supplier of sophisticated defense electronics products and systems to all branches of the U.S. military, major aerospace and defense prime contractors, government intelligence agencies and international military forces. We chose to invest in DRS's debt because of the company's stable funding base -- its products are viewed as "mission critical" -- and because its business stems from stable and recurring sources such as prime U.S. contractors and the military.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.



[PHOTO OMITTED]
/S/Richard C. D'Addario

Richard C. D'Addario
Portfolio Manager



[PHOTO OMITTED]
/S/David Ardini

David Ardini, CFA
Assistant Portfolio Manager

Franklin Floating Rate Daily Access Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



18 | Annual Report

Performance Summary as of 10/31/03

FRANKLIN FLOATING RATE DAILY ACCESS FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03         10/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.34            $10.03            $9.69
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                     $0.388572
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          10/31/03         10/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.34            $10.02            $9.68
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                     $0.320665
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/03         10/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.34            $10.03            $9.69
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                     $0.348094
--------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          10/31/03         10/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.34            $10.04            $9.70
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                     $0.414114
--------------------------------------------------------------------------------------------------



        Annual Report | Past performance does not guarantee future results. | 19

PERFORMANCE
------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR   INCEPTION (5/1/01)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +7.65%          +12.35%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +5.26%           +3.82%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                                      +4.02%           +3.72%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                  2.96%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5          3.03%
------------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR   INCEPTION (5/1/01)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +6.92%          +10.50%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +2.92%           +2.93%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                                      +1.75%           +2.82%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                  2.32%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5          2.38%
------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR   INCEPTION (5/1/01)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +7.21%          +11.34%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +6.21%           +4.39%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                                      +5.06%           +4.32%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                  2.56%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5          2.70%
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                                           1-YEAR   INCEPTION (5/1/01)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +7.92%          +13.15%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +7.92%           +5.06%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 3                                      +6.84%           +5.00%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                  3.26%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5          3.37%
------------------------------------------------------------------------------------------------------

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


20 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/01-10/31/03)

[LINE CHART OMITTED]

                Franklin Floating Rate Daily Access Fund         CSFB Leveraged Loan Index 6
5/1/01           $9,775                                          $10,000
5/31/01          $9,896                                          $10,120
6/30/01          $9,951                                          $10,132
7/31/01         $10,022                                          $10,158
8/31/01         $10,072                                          $10,239
9/30/01         $10,025                                          $10,043
10/31/01        $10,015                                           $9,886
11/30/01        $10,107                                          $10,042
12/31/01        $10,181                                          $10,146
1/31/02         $10,261                                          $10,202
2/28/02         $10,255                                          $10,163
3/31/02         $10,333                                          $10,281
4/30/02         $10,395                                          $10,391
5/31/02         $10,443                                          $10,384
6/30/02         $10,416                                          $10,227
7/31/02         $10,279                                          $10,072
8/31/02         $10,252                                          $10,043
9/30/02         $10,259                                          $10,065
10/31/02        $10,202                                           $9,930
11/30/02        $10,271                                          $10,100
12/31/02        $10,382                                          $10,259
1/31/03         $10,440                                          $10,398
2/28/03         $10,485                                          $10,452
3/31/03         $10,533                                          $10,486
4/30/03         $10,612                                          $10,634
5/31/03         $10,692                                          $10,777
6/30/03         $10,783                                          $10,929
7/31/03         $10,830                                          $11,003
8/31/03         $10,868                                          $11,027
9/30/03         $10,922                                          $11,138
10/31/03        $10,983                                          $11,238



CLASS B (5/1/01-10/31/03)

[LINE CHART OMITTED]

                Franklin Floating Rate Daily Access Fund         CSFB Leveraged Loan Index 6
5/1/01          $10,000                                          $10,000
5/31/01         $10,118                                          $10,120
6/30/01         $10,168                                          $10,132
7/31/01         $10,243                                          $10,158
8/31/01         $10,288                                          $10,239
9/30/01         $10,234                                          $10,043
10/31/01        $10,208                                           $9,886
11/30/01        $10,307                                          $10,042
12/31/01        $10,365                                          $10,146
1/31/02         $10,452                                          $10,202
2/28/02         $10,430                                          $10,163
3/31/02         $10,508                                          $10,281
4/30/02         $10,569                                          $10,391
5/31/02         $10,604                                          $10,384
6/30/02         $10,583                                          $10,227
7/31/02         $10,438                                          $10,072
8/31/02         $10,406                                          $10,043
9/30/02         $10,397                                          $10,065
10/31/02        $10,334                                          $9,930
11/30/02        $10,409                                          $10,100
12/31/02        $10,505                                          $10,259
1/31/03         $10,558                                          $10,398
2/28/03         $10,598                                          $10,452
3/31/03         $10,650                                          $10,486
4/30/03         $10,724                                          $10,634
5/31/03         $10,788                                          $10,777
6/30/03         $10,874                                          $10,929
7/31/03         $10,925                                          $11,003
8/31/03         $10,948                                          $11,027
9/30/03         $10,995                                          $11,138
10/31/03        $10,750                                          $11,238



        Annual Report | Past performance does not guarantee future results. | 21

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                    10/31/03
--------------------------------------
  1-Year                       +6.21%
--------------------------------------
  Since Inception (5/1/01)     +4.39%
--------------------------------------


CLASS C (5/1/01-10/31/03)

[LINE CHART OMITTED]

                Franklin Floating Rate Daily Access Fund         CSFB Leveraged Loan Index 6
5/1/01          $10,000                                          $10,000
5/31/01         $10,120                                          $10,120
6/30/01         $10,173                                          $10,132
7/31/01         $10,252                                          $10,158
8/31/01         $10,299                                          $10,239
9/30/01         $10,238                                          $10,043
10/31/01        $10,225                                           $9,886
11/30/01        $10,326                                          $10,042
12/31/01        $10,388                                          $10,146
1/31/02         $10,476                                          $10,202
2/28/02         $10,456                                          $10,163
3/31/02         $10,545                                          $10,281
4/30/02         $10,605                                          $10,391
5/31/02         $10,641                                          $10,384
6/30/02         $10,610                                          $10,227
7/31/02         $10,468                                          $10,072
8/31/02         $10,449                                          $10,043
9/30/02         $10,443                                          $10,065
10/31/02        $10,385                                           $9,930
11/30/02        $10,452                                          $10,100
12/31/02        $10,564                                          $10,259
1/31/03         $10,621                                          $10,398
2/28/03         $10,664                                          $10,452
3/31/03         $10,709                                          $10,486
4/30/03         $10,781                                          $10,634
5/31/03         $10,858                                          $10,777
6/30/03         $10,947                                          $10,929
7/31/03         $10,991                                          $11,003
8/31/03         $11,027                                          $11,027
9/30/03         $11,077                                          $11,138
10/31/03        $11,134                                          $11,238



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  ADVISOR CLASS              10/31/03
--------------------------------------
  1-Year                       +7.92%
--------------------------------------
  Since Inception (5/1/01)     +5.06%
--------------------------------------


ADVISOR CLASS (5/1/01-10/31/03)

[LINE CHART OMITTED]

                Franklin Floating Rate Daily Access Fund                 CSFB Leveraged Loan Index 6
5/1/01          $10,000                                                  $10,000
5/31/01         $10,126                                                  $10,120
6/30/01         $10,184                                                  $10,132
7/31/01         $10,269                                                  $10,158
8/31/01         $10,322                                                  $10,239
9/30/01         $10,276                                                  $10,043
10/31/01        $10,258                                                   $9,886
11/30/01        $10,365                                                  $10,042
12/31/01        $10,432                                                  $10,146
1/31/02         $10,526                                                  $10,202
2/28/02         $10,511                                                  $10,163
3/31/02         $10,604                                                  $10,281
4/30/02         $10,670                                                  $10,391
5/31/02         $10,711                                                  $10,384
6/30/02         $10,695                                                  $10,227
7/31/02         $10,557                                                  $10,072
8/31/02         $10,532                                                  $10,043
9/30/02         $10,530                                                  $10,065
10/31/02        $10,485                                                   $9,930
11/30/02        $10,557                                                  $10,100
12/31/02        $10,663                                                  $10,259
1/31/03         $10,736                                                  $10,398
2/28/03         $10,773                                                  $10,452
3/31/03         $10,836                                                  $10,486
4/30/03         $10,919                                                  $10,634
5/31/03         $10,993                                                  $10,777
6/30/03         $11,100                                                  $10,929
7/31/03         $11,150                                                  $11,003
8/31/03         $11,193                                                  $11,027
9/30/03         $11,250                                                  $11,138
10/31/03        $11,315                                                  $11,238



22 | Past performance does not guarantee future results. | Annual Report

ENDNOTES


THE SENIOR SECURED LOANS IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE A HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THIS RISK MAY BE HEIGHTENED BY A SLOWDOWN IN THE ECONOMY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge but subject to 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/03.

6. Source: Standard & Poor's Micropal. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market.



        Annual Report | Past performance does not guarantee future results. | 23

Franklin Total Return Fund

YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: Franklin Total Return Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of net assets in investment-grade fixed income securities, including government and corporate debt securities and mortgage and asset-backed securities.



We are pleased to bring you Franklin Total Return Fund's annual report for the fiscal year ended October 31, 2003.


PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Total Return Fund - Class A delivered a +8.88% cumulative total return, as shown in the Performance Summary beginning on page 28. The Fund outperformed its benchmark, the Lehman Brothers U.S. Universal Index, which returned 6.72% for the same period. 1


ECONOMIC AND MARKET OVERVIEW

During the year ended October 31, 2003, many factors strongly impacted the U.S. economy and markets. Uncertainty about the economy's strength and geopolitical events pushed interest rates down during the first part of the reporting period. By mid-June, the 10-year U.S. Treasury yield fell to 3.11%, the lowest level in more than 45 years. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Prepayments on mortgage-backed securities increased as well. Additionally, refinancing activity, stabilized equity markets and rising home values improved consumers' net worths and allowed them to continue spending, which kept the economy moving forward. In fact, retail sales in October 2003 grew 6.1% from one year earlier, helping the economy expand.





-------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments
-------------------------------------------
SECTOR               10/31/03   10/31/02
-------------------------------------------
Mortgage-Backed
Securities              34.9%      27.4%
-------------------------------------------
Corporate Bonds         34.5%      30.6%
-------------------------------------------
Asset-Backed Securities  9.9%       7.8%
-------------------------------------------
U.S. Government
and Agency Securities    8.5%      18.4%
-------------------------------------------
Foreign Government
Securities               6.0%       5.1%
-------------------------------------------
Senior Floating Rate     1.3%       0.0%
-------------------------------------------
Municipal Bonds          0.7%       0.0%
-------------------------------------------
Preferred Stocks         0.1%       0.2%
-------------------------------------------
Short-Term Investments   4.1%      10.5%
-------------------------------------------


1. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed-income securities issued in U.S. dollars. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.



24 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/02-10/31/03

----------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
             ---------------------------------------------------------------------
  MONTH          CLASS A       CLASS B      CLASS C      CLASS R    ADVISOR CLASS
----------------------------------------------------------------------------------
  November    4.2549 cents  3.9429 cents  3.9561 cents  4.0623 cents  4.4568 cents
----------------------------------------------------------------------------------
  December    4.8603 cents  4.5002 cents  4.7043 cents  4.6392 cents  5.0835 cents
----------------------------------------------------------------------------------
  January     4.4507 cents  4.1145 cents  4.2842 cents  4.2437 cents  4.6681 cents
----------------------------------------------------------------------------------
  February    4.0418 cents  3.7321 cents  3.8239 cents  3.8510 cents  4.2398 cents
----------------------------------------------------------------------------------
  March       4.1075 cents  3.7655 cents  3.6880 cents  3.8967 cents  4.3263 cents
----------------------------------------------------------------------------------
  April       4.1855 cents  3.8539 cents  3.7755 cents  3.9854 cents  4.4004 cents
----------------------------------------------------------------------------------
  May         3.9614 cents  3.6286 cents  3.5716 cents  3.7553 cents  4.1780 cents
----------------------------------------------------------------------------------
  June        4.3747 cents  4.0222 cents  3.9669 cents  4.1533 cents  4.6020 cents
----------------------------------------------------------------------------------
  July        4.3560 cents  4.0083 cents  3.9893 cents  4.1405 cents  4.5766 cents
----------------------------------------------------------------------------------
  August      4.1398 cents  3.8287 cents  3.8412 cents  3.9431 cents  4.3431 cents
----------------------------------------------------------------------------------
  September   4.9559 cents  4.6044 cents  4.5993 cents  4.7330 cents  5.1839 cents
----------------------------------------------------------------------------------
  October     4.3889 cents  4.0486 cents  4.0409 cents  4.1601 cents  4.6091 cents
----------------------------------------------------------------------------------
  TOTAL      52.0774 CENTS 48.0499 CENTS 48.2412 CENTS 49.5636 CENTS 54.6676 CENTS
----------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


However, it was really business spending that posted strong results for the latter half of the period. Nonresidential fixed investment increased 14.0% annualized in the third quarter of 2003, the highest increase since the first quarter of 2000. Lower interest rates during the past year allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance. Many corporate fixed income products also benefited from this improvement. Additionally, many businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. Higher productivity levels helped dampen inflation. Core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest 1.3% over the past 12 months. Expectations for lower inflation contributed to the historically lower overall interest rate environment during the period.





                                                              Annual Report | 25

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates rose as investors tolerated more risk in their portfolios. Rising interest rates led to higher mortgage rates, and prepayments declined.


INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and non-proprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 15% of its total assets in non-investment grade debt securities.


MANAGER'S DISCUSSION

During the 12-month period, our commitment to our investment strategy helped provide attractive returns for our shareholders. We remained diligent in executing our strategy to uncover value across the fixed income markets including credit and non-dollar bond sectors. Over the course of the Fund's fiscal year, one of our larger allocations was in corporate bonds as we positioned the Fund to take advantage of what we believed were attractive valuations in that sector. Improving credit fundamentals, primarily driven by a better U.S. economy and improving corporate operating performance resulted in strong returns from these sectors, including both high yield and investment-grade corporate bonds.

Another contributor to the Fund's performance was our allocation to international fixed income. The Fund benefited from global currency strength relative to the U.S. dollar. Additionally, the Fund also maintained a large portion of its total net assets in mortgages. In the latter half of the period, mortgages tended to outperform similar maturity U.S. Treasuries, as is their tendency during periods of stable or rising interest rates. Seeking to increase yield, we also purchased some higher-quality, mortgage-related, asset-backed securities, as such securities typically carry a yield premium over their government-guaranteed counterparts.




26 | Annual Report

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.





[PHOTO OMITTED]
/S/Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Total Return Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                              Annual Report | 27

Performance Summary as of 10/31/03

FRANKLIN TOTAL RETURN FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03         10/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.33            $10.05            $9.72
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                     $0.520774
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          10/31/03         10/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.33            $10.05            $9.72
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                     $0.480499
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/03         10/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.33            $10.04            $9.71
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                     $0.482412
-------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          10/31/03         10/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.33            $10.05            $9.72
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                     $0.495636
-------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          10/31/03         10/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.33            $10.06            $9.73
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/02-10/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                     $0.546676
-------------------------------------------------------------------------------------------------



28 | Past performance does not guarantee future results. | Annual Report

PERFORMANCE 1
------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR   INCEPTION (8/3/98)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +8.88%           +34.60%          +40.05%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +4.27%            +5.20%           +5.75%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                    +4.00%            +5.14%           +5.94%
------------------------------------------------------------------------------------------------------
     Distribution Rate 5                  4.91%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6          3.28%
------------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR   INCEPTION (3/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                               +8.44%          +12.79%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                                           +4.44%           +5.18%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                      +4.22%           +5.80%
------------------------------------------------------------------------------------------------------
     Distribution Rate 5                  4.74%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6          3.04%
------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR   INCEPTION (3/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                               +8.47%          +12.79%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                                           +6.38%           +6.82%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                      +6.27%           +7.60%
------------------------------------------------------------------------------------------------------
     Distribution Rate 5                  4.68%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6          3.02%
------------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                               +8.61%          +14.21%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                                           +7.61%           +7.54%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                      +7.38%           +8.22%
------------------------------------------------------------------------------------------------------
     Distribution Rate 5                  4.87%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6          3.19%
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         1-YEAR            5-YEAR   INCEPTION (8/3/98)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +9.15%           +36.28%          +41.96%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +9.15%            +6.39%           +6.90%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                    +8.92%            +6.35%           +7.11%
------------------------------------------------------------------------------------------------------
     Distribution Rate 5                  5.39%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6          3.68%
------------------------------------------------------------------------------------------------------

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS A                    10/31/03
-------------------------------------
  1-Year                       +4.27%
-------------------------------------
  5-Year                       +5.20%
-------------------------------------
  Since Inception (8/3/98)     +5.75%
-------------------------------------


CLASS A (8/3/98-10/31/03)

[LINE CHART OMITTED]

            Franklin Total Return Fund     CPI 7        Lehman Brothers U.S. Universal Index 7
8/3/98               $9,579               $10,000                     $10,000
8/31/98              $9,761               $10,012                      $9,999
9/30/98             $10,038               $10,025                     $10,236
10/31/98             $9,966               $10,049                     $10,194
11/30/98            $10,010               $10,049                     $10,296
12/31/98            $10,031               $10,043                     $10,319
1/31/99             $10,104               $10,067                     $10,388
2/28/99              $9,912               $10,080                     $10,223
3/31/99              $9,949               $10,110                     $10,301
4/30/99              $9,976               $10,184                     $10,362
5/31/99              $9,844               $10,184                     $10,258
6/30/99              $9,812               $10,184                     $10,239
7/31/99              $9,770               $10,214                     $10,198
8/31/99              $9,778               $10,239                     $10,187
9/30/99              $9,861               $10,288                     $10,296
10/31/99             $9,894               $10,306                     $10,340
11/30/99             $9,958               $10,312                     $10,357
12/31/99             $9,940               $10,312                     $10,337
1/31/00              $9,850               $10,343                     $10,302
2/29/00              $9,966               $10,404                     $10,433
3/31/00             $10,050               $10,490                     $10,554
4/30/00             $10,006               $10,496                     $10,521
5/31/00              $9,985               $10,509                     $10,502
6/30/00             $10,247               $10,564                     $10,728
7/31/00             $10,346               $10,588                     $10,832
8/31/00             $10,501               $10,588                     $10,990
9/30/00             $10,590               $10,643                     $11,046
10/31/00            $10,647               $10,662                     $11,090
11/30/00            $10,771               $10,668                     $11,240
12/31/00            $10,998               $10,662                     $11,455
1/31/01             $11,211               $10,729                     $11,679
2/28/01             $11,275               $10,772                     $11,777
3/31/01             $11,316               $10,797                     $11,817
4/30/01             $11,210               $10,839                     $11,764
5/31/01             $11,260               $10,888                     $11,849
6/30/01             $11,307               $10,907                     $11,883
7/31/01             $11,560               $10,876                     $12,116
8/31/01             $11,670               $10,876                     $12,268
9/30/01             $11,715               $10,925                     $12,356
10/31/01            $11,911               $10,888                     $12,604
11/30/01            $11,790               $10,870                     $12,456
12/31/01            $11,740               $10,827                     $12,382
1/31/02             $11,821               $10,852                     $12,486
2/28/02             $11,911               $10,895                     $12,603
3/31/02             $11,729               $10,956                     $12,421
4/30/02             $11,944               $11,017                     $12,657
5/31/02             $12,051               $11,017                     $12,753
6/30/02             $12,040               $11,023                     $12,799
7/31/02             $12,037               $11,036                     $12,908
8/31/02             $12,256               $11,072                     $13,145
9/30/02             $12,403               $11,091                     $13,334
10/31/02            $12,321               $11,109                     $13,288
11/30/02            $12,438               $11,109                     $13,324
12/31/02            $12,701               $11,085                     $13,600
1/31/03             $12,771               $11,134                     $13,637
2/28/03             $12,939               $11,219                     $13,831
3/31/03             $12,940               $11,287                     $13,844
4/30/03             $13,137               $11,262                     $14,008
5/31/03             $13,370               $11,244                     $14,275
6/30/03             $13,414               $11,256                     $14,272
7/31/03             $13,012               $11,268                     $13,813
8/31/03             $13,120               $11,311                     $13,912
9/30/03             $13,476               $11,348                     $14,283
10/31/03            $13,415               $11,336                     $14,181


AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS B                    10/31/03
-------------------------------------
  1-Year                       +4.44%
-------------------------------------
  Since Inception (3/1/02)     +5.18%
-------------------------------------


CLASS B (3/1/02-10/31/03)

[LINE CHART OMITTED]

           Franklin Total Return Fund    CPI 7     Lehman Brothers U.S. Universal Index 7
3/1/02             $10,000              $10,000                    $10,000
3/31/02             $9,916              $10,056                     $9,855
4/30/02            $10,102              $10,112                    $10,043
5/31/02            $10,189              $10,112                    $10,119
6/30/02            $10,177              $10,118                    $10,155
7/31/02            $10,171              $10,129                    $10,242
8/31/02            $10,353              $10,163                    $10,430
9/30/02            $10,474              $10,180                    $10,580
10/31/02           $10,401              $10,197                    $10,544
11/30/02           $10,497              $10,197                    $10,572
12/31/02           $10,715              $10,174                    $10,791
1/31/03            $10,770              $10,219                    $10,821
2/28/03            $10,908              $10,298                    $10,974
3/31/03            $10,905              $10,360                    $10,985
4/30/03            $11,068              $10,337                    $11,115
5/31/03            $11,261              $10,321                    $11,327
6/30/03            $11,294              $10,332                    $11,324
7/31/03            $10,952              $10,343                    $10,960
8/31/03            $11,039              $10,382                    $11,038
9/30/03            $11,335              $10,416                    $11,333
10/31/03           $10,879              $10,405                    $11,252



30 | Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS C                    10/31/03
-------------------------------------
  1-Year                       +6.38%
-------------------------------------
  Since Inception (3/1/02)     +6.82%
-------------------------------------


CLASS C (3/1/02-10/31/03)

[LINE CHART OMITTED]

           Franklin Total Return Fund      CPI 7         Lehman Brothers U.S. Universal Index 7
  3/1/02           $9,898                 $10,000                    $10,000
  3/31/02          $9,826                 $10,056                     $9,855
  4/30/02         $10,007                 $10,112                    $10,043
  5/31/02         $10,083                 $10,112                    $10,119
  6/30/02         $10,081                 $10,118                    $10,155
  7/31/02         $10,065                 $10,129                    $10,242
  8/31/02         $10,256                 $10,163                    $10,430
  9/30/02         $10,365                 $10,180                    $10,580
  10/31/02        $10,292                 $10,197                    $10,544
  11/30/02        $10,398                 $10,197                    $10,572
  12/31/02        $10,605                 $10,174                    $10,791
  1/31/03         $10,673                 $10,219                    $10,821
  2/28/03         $10,800                 $10,298                    $10,974
  3/31/03         $10,796                 $10,360                    $10,985
  4/30/03         $10,956                 $10,337                    $11,115
  5/31/03         $11,147                 $10,321                    $11,327
  6/30/03         $11,179                 $10,332                    $11,324
  7/31/03         $10,840                 $10,343                    $10,960
  8/31/03         $10,937                 $10,382                    $11,038
  9/30/03         $11,230                 $10,416                    $11,333
  10/31/03        $11,164                 $10,405                    $11,252


AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS R                    10/31/03
-------------------------------------
  1-Year                       +7.61%
-------------------------------------
  Since Inception (1/1/02)     +7.54%
-------------------------------------


CLASS R (1/1/02-10/31/03)

[LINE CHART OMITTED]

         Franklin Total Return Fund                CPI 7                Lehman Brothers U.S. Universal Index 7
1/1/02            $10,000                         $10,000                              $10,000
1/31/02           $10,074                         $10,023                              $10,084
2/28/02           $10,139                         $10,062                              $10,178
3/31/02            $9,982                         $10,119                              $10,031
4/30/02           $10,165                         $10,175                              $10,222
5/31/02           $10,253                         $10,175                              $10,299
6/30/02           $10,242                         $10,181                              $10,337
7/31/02           $10,235                         $10,192                              $10,424
8/31/02           $10,419                         $10,226                              $10,616
9/30/02           $10,541                         $10,243                              $10,769
10/31/02          $10,468                         $10,260                              $10,732
11/30/02          $10,566                         $10,260                              $10,761
12/31/02          $10,775                         $10,238                              $10,983
1/31/03           $10,843                         $10,283                              $11,014
2/28/03           $10,983                         $10,362                              $11,170
3/31/03           $10,982                         $10,424                              $11,181
4/30/03           $11,146                         $10,402                              $11,313
5/31/03           $11,342                         $10,385                              $11,529
6/30/03           $11,377                         $10,396                              $11,526
7/31/03           $11,034                         $10,407                              $11,155
8/31/03           $11,123                         $10,447                              $11,235
9/30/03           $11,422                         $10,481                              $11,535
10/31/03          $11,421                         $10,470                              $11,453




        Annual Report | Past performance does not guarantee future results. | 31

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  ADVISOR CLASS              10/31/03
-------------------------------------
  1-Year                       +9.15%
-------------------------------------
  5-Year                       +6.39%
-------------------------------------
  Since Inception (8/3/98)     +6.90%
-------------------------------------




ADVISOR CLASS (8/3/98-10/31/03)

[LINE CHART OMITTED]

            Franklin Total Return Fund      CPI 7         Lehman Brothers U.S. Universal Index 7
8/3/98          $10,000                    $10,000                    $10,000
8/31/98         $10,200                    $10,012                     $9,999
9/30/98         $10,480                    $10,025                    $10,236
10/31/98        $10,417                    $10,049                    $10,194
11/30/98        $10,464                    $10,049                    $10,296
12/31/98        $10,499                    $10,043                    $10,319
1/31/99         $10,567                    $10,067                    $10,388
2/28/99         $10,369                    $10,080                    $10,223
3/31/99         $10,411                    $10,110                    $10,301
4/30/99         $10,442                    $10,184                    $10,362
5/31/99         $10,306                    $10,184                    $10,258
6/30/99         $10,274                    $10,184                    $10,239
7/31/99         $10,232                    $10,214                    $10,198
8/31/99         $10,243                    $10,239                    $10,187
9/30/99         $10,332                    $10,288                    $10,296
10/31/99        $10,369                    $10,306                    $10,340
11/30/99        $10,438                    $10,312                    $10,357
12/31/99        $10,421                    $10,312                    $10,337
1/31/00         $10,330                    $10,343                    $10,302
2/29/00         $10,452                    $10,404                    $10,433
3/31/00         $10,543                    $10,490                    $10,554
4/30/00         $10,499                    $10,496                    $10,521
5/31/00         $10,480                    $10,509                    $10,502
6/30/00         $10,756                    $10,564                    $10,728
7/31/00         $10,862                    $10,588                    $10,832
8/31/00         $11,027                    $10,588                    $10,990
9/30/00         $11,123                    $10,643                    $11,046
10/31/00        $11,185                    $10,662                    $11,090
11/30/00        $11,306                    $10,668                    $11,240
12/31/00        $11,546                    $10,662                    $11,455
1/31/01         $11,783                    $10,729                    $11,679
2/28/01         $11,852                    $10,772                    $11,777
3/31/01         $11,885                    $10,797                    $11,817
4/30/01         $11,788                    $10,839                    $11,764
5/31/01         $11,843                    $10,888                    $11,849
6/30/01         $11,909                    $10,907                    $11,883
7/31/01         $12,164                    $10,876                    $12,116
8/31/01         $12,282                    $10,876                    $12,268
9/30/01         $12,345                    $10,925                    $12,356
10/31/01        $12,554                    $10,888                    $12,604
11/30/01        $12,416                    $10,870                    $12,456
12/31/01        $12,366                    $10,827                    $12,382
1/31/02         $12,466                    $10,852                    $12,486
2/28/02         $12,550                    $10,895                    $12,603
3/31/02         $12,362                    $10,956                    $12,421
4/30/02         $12,593                    $11,017                    $12,657
5/31/02         $12,708                    $11,017                    $12,753
6/30/02         $12,712                    $11,023                    $12,799
7/31/02         $12,698                    $11,036                    $12,908
8/31/02         $12,946                    $11,072                    $13,145
9/30/02         $13,090                    $11,091                    $13,334
10/31/02        $13,006                    $11,109                    $13,288
11/30/02        $13,146                    $11,109                    $13,324
12/31/02        $13,413                    $11,085                    $13,600
1/31/03         $13,503                    $11,134                    $13,637
2/28/03         $13,669                    $11,219                    $13,831
3/31/03         $13,674                    $11,287                    $13,844
4/30/03         $13,884                    $11,262                    $14,008
5/31/03         $14,134                    $11,244                    $14,275
6/30/03         $14,184                    $11,256                    $14,272
7/31/03         $13,762                    $11,268                    $13,813
8/31/03         $13,878                    $11,311                    $13,912
9/30/03         $14,258                    $11,348                    $14,283
10/31/03        $14,196                    $11,336                    $14,181




ENDNOTES


INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the maximum 4.25% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 2.92%, 2.66%, 2.64%, 2.81% and 3.30% for Classes A, B, C, R and Advisor,
respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 10/31/03.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/03.

7. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed-income securities issued in U.S. dollars.



32 | Past performance does not guarantee future results. | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
                                                                   -------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS A                                                                  2003        2002        2001        2000        1999
                                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year............................           $9.38      $9.46       $9.30       $9.30       $9.36
                                                                   -------------------------------------------------------------
Income from investment operations:

 Net investment income........................................            .313       .390e       .550e       .500e       .450e

 Net realized and unrealized gains (losses)...................           (.220)     (.070)       .170       (.010)      (.060)
                                                                   -------------------------------------------------------------
Total from investment operations..............................            .093       .320        .720        .490        .390

Less distributions from net investment income.................           (.313)     (.400)      (.560)      (.490)      (.450)
                                                                   -------------------------------------------------------------
Net asset value, end of year..................................           $9.16      $9.38       $9.46       $9.30       $9.30
                                                                   -------------------------------------------------------------

Total return a................................................           1.00%      3.45%       8.01%       5.44%       4.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)...............................        $651,701   $575,665    $270,175    $232,413    $282,685

Ratios to average net assets:

 Expenses b...................................................            .88%       .88%        .95%       1.00%        .96%

 Net investment income........................................           3.30%      4.14%       5.82%       5.38%       4.80%

Portfolio turnover ratec......................................         130.32%     85.05%       2.49%      12.68%      23.23%

Portfolio turnover rate excluding mortgage dollar rolls c,d...          96.52%     85.05%       2.49%      12.68%      23.23%




a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b Includes the Fund's share of the Portfolio's allocated expenses.
c Represents the Portfolio's rate of turnover.
d See Note 1(f) regarding mortgage dollar rolls.
e Based on average shares outstanding.



                                                              Annual Report | 33

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)
                                                                                                          -----------------
                                                                                                            PERIOD ENDED
                                                                                                             OCTOBER 31,
CLASS C                                                                                                         2003 E
                                                                                                          -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................................................            $9.28
                                                                                                          -----------------
Income from investment operations:

 Net investment income................................................................................             .081

 Net realized and unrealized gains (losses)...........................................................            (.120)
                                                                                                          -----------------
Total from investment operations......................................................................            (.039)

Less distributions from net investment income.........................................................            (.081)
                                                                                                          -----------------
Net asset value, end of period .......................................................................            $9.16
                                                                                                          -----------------
Total return a........................................................................................             (.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's).....................................................................          $12,868

Ratios to average net assets:

 Expenses b...........................................................................................             1.26%f

 Net investment income................................................................................             2.92%f

Portfolio turnover ratec..............................................................................           130.32%

Portfolio turnover rate excluding mortgage dollar rollsc,d............................................            96.52%




a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b Includes the Fund's share of the Portfolio's allocated expenses.
c Represents the Portfolio's rate of turnover.
d See Note 1(f) regarding mortgage dollar rolls.
e For the period July 1, 2003 (effective date) to October 31, 2003.
f Annualized.



34 | See notes to financial statements. | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                            SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  MUTUAL FUNDS 99.5%
  U.S. Government Adjustable Rate Mortgage Portfolio ......................................     72,057,906    $661,491,581
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $691,608,496) 99.5% .............................................                    661,491,581
  OTHER ASSETS, LESS LIABILITIES .5% ......................................................                      3,076,972
                                                                                                              ------------
  NET ASSETS 100.0% .......................................................................                   $664,568,553
                                                                                                              ------------





                         Annual Report | See notes to financial statements. | 35

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FLOATING RATE DAILY ACCESS FUND
                                                                                              ----------------------------------
                                                                                                     YEAR ENDED OCTOBER 31,
CLASS A                                                                                           2003        2002        2001 B
                                                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year....................................................           $9.69       $9.95      $10.00
                                                                                              ----------------------------------
Income from investment operations:

 Net investment income................................................................            .388        .437        .291

 Net realized and unrealized gains (losses)...........................................            .341       (.248)      (.046)
                                                                                              ----------------------------------
Total from investment operations......................................................            .729        .189        .245

Less distributions from net investment income.........................................           (.389)      (.449)      (.295)
                                                                                              ----------------------------------
Net asset value, end of year..........................................................          $10.03       $9.69      $ 9.95
                                                                                              ----------------------------------

Total return a........................................................................           7.65%       1.87%       2.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's).......................................................        $127,660     $49,389     $34,634

Ratios to average net assets:

 Expenses.............................................................................           1.05%       1.12%       1.25%c

 Net investment income................................................................           3.83%       4.33%       5.47%c

Portfolio turnover rate...............................................................          85.54%      76.17%      37.08%



a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized.


36 | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)
                                                                                              ----------------------------------
                                                                                                      YEAR ENDED OCTOBER 31,
CLASS B                                                                                           2003        2002        2001 B
                                                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year....................................................           $9.68       $9.95      $10.00
                                                                                              ----------------------------------
Income from investment operations:

 Net investment income............................................................... .           .328        .379        .252

 Net realized and unrealized gains (losses)............................................           .333       (.251)      (.044)
                                                                                              ----------------------------------
Total from investment operations.......................................................           .661        .128        .208

Less distributions from net investment income..........................................          (.321)      (.398)      (.258)
                                                                                              ----------------------------------
Net asset value, end of year...........................................................         $10.02       $9.68      $ 9.95
                                                                                              ----------------------------------

Total return a.........................................................................          6.92%       1.24%       2.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)........................................................        $28,637     $17,162      $9,838

Ratios to average net assets:

 Expenses..............................................................................          1.74%       1.72%       2.00%c

 Net investment income.................................................................          3.14%       3.73%       4.85%c

Portfolio turnover rate................................................................         85.54%      76.17%      37.08%



a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized.


                                                              Annual Report | 37

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)
                                                                                              ----------------------------------
                                                                                                     YEAR ENDED OCTOBER 31,
CLASS C                                                                                           2003        2002        2001 B
                                                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................................................          $9.69       $9.95      $10.00
                                                                                              ----------------------------------
Income from investment operations:

 Net investment income................................................................            .351        .405        .269

 Net realized and unrealized gains (losses)...........................................            .337       (.245)      (.045)
                                                                                              ----------------------------------
Total from investment operations.......................................................           .688        .160        .224

Less distributions from net investment income.........................................           (.348)      (.420)      (.274)
                                                                                              ----------------------------------
Net asset value, end of year...........................................................         $10.03       $9.69      $ 9.95
                                                                                              ----------------------------------

Total return a.........................................................................          7.21%       1.57%       2.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)........................................................        $95,802     $54,585     $26,356

Ratios to average net assets:

 Expenses..............................................................................          1.46%       1.42%       1.65%c

 Net investment income.................................................................          3.42%       4.03%       5.06%c

Portfolio turnover rate................................................................         85.54%      76.17%      37.08%



a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized.



38 | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)
                                                                                              ----------------------------------
                                                                                                       YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                                                     2003        2002        2001 B
                                                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year......................................................         $9.70       $9.95      $10.00
                                                                                              ----------------------------------
Income from investment operations:

 Net investment income..................................................................          .411        .464        .302

 Net realized and unrealized gains (losses).............................................          .343       (.241)      (.045)
                                                                                              ----------------------------------
Total from investment operations........................................................          .754        .223        .257

Less distributions from net investment income...........................................         (.414)      (.473)      (.307)
                                                                                              ----------------------------------
Net asset value, end of year............................................................        $10.04       $9.70      $ 9.95
                                                                                              ----------------------------------

Total return a..........................................................................         7.92%       2.21%       2.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's).........................................................        $7,602      $5,874      $6,439

Ratios to average net assets:

 Expenses...............................................................................          .80%        .87%       1.00%c

 Net investment income..................................................................         4.08%       4.58%       5.92%c

Portfolio turnover rate.................................................................        85.54%      76.17%      37.08%



a Total return is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized.




                         Annual Report | See notes to financial statements. | 39

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  BOND (COST $898,766) .4%
  WIRELESS COMMUNICATIONS
  Arch Wireless Inc., PIK, senior sub. note, 12.00%, 5/15/09 ............................    $   1,000,000    $  1,175,000
                                                                                                              -------------
a SENIOR FLOATING RATE INTERESTS 88.9%
  AEROSPACE & DEFENSE 2.9%
  DRS Technologies Inc., Term Loan B, 3.67 - 3.73%, 10/22/10 ............................        2,000,000       2,031,250
  ILC Industries Inc., Term Loan, 5.63%, 4/11/10 ........................................          924,528         929,151
  Integrated Defense Technology Inc., Term Loan B, 7.00%, 3/04/08 .......................          943,807         940,268
  Titan Corp., Term Loan B, 4.37 - 6.00%, 2/23/06 .......................................          987,500         989,763
  U.S. Investigations Services Inc., Term Loan C, 4.64%, 1/10/09 ........................        1,454,718       1,463,204
  Vertex Aerospace LLC, Term Loan B, 5.14%, 6/29/07 .....................................          963,058         961,554
  Vought Aircraft Industries, Term Loan X, 4.12%, 12/01/06 ..............................          339,055         340,962
                                                                                                              -------------
                                                                                                                 7,656,152
                                                                                                              -------------
  AIRLINES .4%
  Transdigm Inc., Term Loan B, 4.13%, 7/22/10 ...........................................        1,000,000       1,011,563
                                                                                                              -------------
  ALTERNATIVE POWER GENERATION .3%
  Headwaters Inc., Term Loan B, 5.40 - 7.25%, 9/12/07 ...................................          725,034         723,221
                                                                                                              -------------
  AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 3.9%
  Eagle Picher Industries Inc., Term Loan B, 4.64%, 8/07/09 .............................          997,500       1,009,138
  Federal Mogul Corp., Term Loan, 4.188 - 4.25%, 2/06/05 ................................        1,000,000       1,000,625
  GenCorp Inc., Term Loan B, 4.938%, 3/28/07 ............................................          990,000         991,443
  Hayes Lemmerz, Term Loan, 4.87 - 4.98%, 6/03/09 .......................................        1,995,000       2,020,249
  Hilite International Inc., Term Loan B, 5.64 - 5.70%, 3/31/09 .........................          965,000         965,000
  Key Plastics Inc., Term Loan B, 6.62 - 8.00%, 4/25/09 .................................          530,000         537,950
     Term Loan C, 11.12 - 11.16%, 4/25/10 ...............................................        1,000,000       1,005,000
  Progressive Moulded Products Ltd., Term Loan C, 4.625%, 6/30/08 .......................        1,000,000       1,004,375
  TRW Automotive Acquisition Corp., Term Loan C1, 4.13%, 2/28/11 ........................        1,500,000       1,516,563
                                                                                                              -------------
                                                                                                                10,050,343
                                                                                                              -------------
  AUTOMOTIVE AFTERMARKET .6%
  Advanced Store Cos. Inc., Term Loan C, 3.875 - 3.938%, 11/30/07 .......................          669,647         675,715
  United Components Inc., Term Loan B, 4.38%, 6/20/10 ...................................        1,000,000       1,008,958
                                                                                                              -------------
                                                                                                                 1,684,673
                                                                                                              -------------
  BROADCASTING 1.6%
  Cumulus Media Inc., Term Loan C, 3.625%, 3/28/10 ......................................          995,000       1,006,039
  Emmis Operating Co., Term Loan B, 3.375 - 3.438%, 8/31/09 .............................          500,000         505,694
  Paxson Communications Corp., Term Loan, 4.40 - 6.25%, 6/30/06 .........................          977,500         981,980
  Radio One Inc., Term Loan A, 1.90%, 6/30/07 ...........................................        1,775,000       1,750,594
                                                                                                              -------------
                                                                                                                 4,244,307
                                                                                                              -------------
  BUILDING PRODUCTS 1.5%
  Associated Materials Inc., Term Loan, 3.87 - 3.88%, 8/27/09 ...........................          947,369         955,263
  Norcraft Cos. LP, Term Loan, 6.25%, 10/21/09 ..........................................        1,000,000       1,010,000


40 | Annual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  BUILDING PRODUCTS (CONT.)
  Tapco International Corp., Term Loan B, 4.14%, 7/23/07 ................................    $     572,589    $    573,662
     Term Loan C, 4.39%, 7/23/08 ........................................................          409,463         410,231
  Therma-Tru Corp., Term Loan B, 4.103%, 2/18/09 ........................................          894,118         898,029
                                                                                                              -------------
                                                                                                                 3,847,185
                                                                                                              -------------
  CABLE/SATELLITE TV 4.9%
  Bresnan Broadband Holdings LLC, Term Loan, 5.38 - 5.48%, 3/02/10 ......................        1,000,000       1,008,281
  Century Cable (Adelphia), Term Loan, 6.00%, 3/18/08 ...................................        1,000,000         926,500
  Charter Communications CCVIII, Term Loan B, 3.64 - 3.66%, 2/02/08 .....................          491,250         475,635
  Charter Communications Operating LLC, Term Loan B, 3.91%, 9/18/08 .....................          985,000         956,005
  DirecTV Holdings LLC, Term Loan B, 3.87 - 4.02%, 3/06/10 ..............................        2,500,000       2,519,687
  Insight Midwest Holdings,
     Additional Term Loan, 4.00%, 12/31/09 ..............................................        1,000,000       1,006,641
     Term Loan B, 3.938%, 12/31/09 ......................................................        1,000,000       1,006,641
  MCC Iowa (Broadband), Term Loan B1, 3.62%, 9/12/10 ....................................        1,000,000       1,008,403
  PanAmSat Corp., Term Loan B1, 3.62%, 9/30/10 ..........................................        1,000,000       1,009,375
  Pegasus Media & Communications, Term Loan D, 10.00%, 7/31/06 ..........................        2,000,000       2,030,000
  UCA-HHC (Adelphia), Term Loan B, 5.25%, 3/31/08 .......................................          997,500         869,072
                                                                                                              -------------
                                                                                                                12,816,240
                                                                                                              -------------
  CASINOS/GAMING 2.1%
  Alliance Gaming Corp., Term Loan B, 3.96%, 8/22/09 ....................................        1,500,000       1,513,595
  Greektown Casinos LLC, Term Loan B, 4.938%, 11/16/04 ..................................          385,587         387,032
     Term Loan C, 4.938%, 11/16/04 ......................................................          494,956         496,503
  Isle of Capri Black Hawk LLC, Term Loan C,  5.12 - 5.17%, 4/15/06 .....................          994,921         998,341
  Isle of Capri Inc., Term Loan B, 3.37 - 3.396%, 3/26/08 ...............................          985,000         992,080
  Marina District Finance Co. Inc., Term Loan B, 5.10 - 5.18%, 12/31/07 .................        1,000,000       1,010,938
                                                                                                              -------------
                                                                                                                 5,398,489
                                                                                                              -------------
  CATALOG/SPECIALTY DISTRIBUTION .4%
  Affinity Group Inc., Term Loan B1, 4.938 - 5.13%, 5/21/09 .............................          284,286         284,908
     Term Loan B2, 5.10 - 5.188%, 5/21/09 ...............................................          710,714         712,269
                                                                                                              -------------
                                                                                                                   997,177
                                                                                                              -------------
  CHEMICALS: MAJOR DIVERSIFIED .8%
  Huntsman International LLC, Term Loan B, 5.188 - 5.25%, 6/30/07 .......................        1,000,000       1,005,062
     Term Loan C1, 5.438%, 6/30/08 ......................................................        1,000,000       1,005,000
                                                                                                              -------------
                                                                                                                 2,010,062
                                                                                                              -------------
  CHEMICALS: SPECIALTY 3.8%
  FMC Corp., Term Loan B, 5.87%, 10/21/07 ...............................................          992,500       1,006,147
  Ineos Group Ltd., Term Loan C, 4.641 - 4.681%, 6/30/09 ................................          939,776         943,692
  Nalco Co., Term Loan B, 3.63%, 11/04/10 ...............................................        4,000,000       4,000,000




                                                              Annual Report | 41

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  CHEMICALS: SPECIALTY (CONT.)
  Noveon Inc., Term Loan B, 3.938%, 12/31/09 ............................................    $   1,000,000    $  1,010,625
  Rockwood Specialties Group Inc., Term Loan B, 4.67%, 7/23/10 ..........................        1,000,000       1,010,417
  Sovereign Specialty Chemicals Inc., Term Loan B, 5.625%, 12/31/07 .....................          992,500         967,688
  Westlake Chemical Corp., Term Loan B, 4.90 - 6.75%, 7/31/10 ...........................          997,500       1,009,034
                                                                                                              -------------
                                                                                                                 9,947,603
                                                                                                              -------------
  COAL .4%
  Massey Energy Co., Term Loan, 4.62%, 1/01/07 ..........................................          997,500       1,000,201
                                                                                                              -------------
  COMMERCIAL PRINTING/FORMS .2%
  CSG Systems Inc., Term Loan B, 3.85 - 3.93%, 12/31/07 .................................          462,815         444,881
                                                                                                              -------------
  CONSUMER SUNDRIES 1.0%
  NBTY Inc., Term Loan B, 3.688%, 7/22/09 ...............................................          997,500       1,004,981
  Scotts Co., Term Loan B, 3.125%, 9/30/10 ..............................................        1,500,000       1,520,223
                                                                                                              -------------
                                                                                                                 2,525,204
                                                                                                              -------------
  CONTAINERS/PACKAGING 3.8%
  ACI Operations Property Ltd., Term Loan, 4.40%, 4/01/07 ...............................        1,000,000       1,002,969
  Berry Plastics Corp., Term Loan, 4.12 - 4.13%, 7/22/10 ................................          987,500         997,067
  Constar International Inc., Term Loan B, 6.50%, 11/20/09 ..............................          990,000         977,625
  Crown Cork & Seal Americas Inc., Term Loan B, 4.14%, 9/15/08 ..........................        1,000,000       1,009,750
  Graham Packaging Co., Term Loan B, 5.00 - 5.188%, 2/20/10 .............................          998,246       1,005,358
  Graphic Packaging International Corp., Term Loan B, 3.89%, 8/08/10 ....................        2,000,000       2,019,500
  Kerr Group Inc., Term Loan B, 4.64%, 8/11/10 ..........................................        1,000,000       1,008,333
  Owens-Brockway Glass Container Inc., Term Loan B, 4.40%, 4/01/08 ......................        1,000,000       1,007,604
  Tekni-Plex Inc., Term Loan B, 4.688%, 6/21/08 .........................................          802,500         801,162
                                                                                                              -------------
                                                                                                                 9,829,368
                                                                                                              -------------
  DRUG STORE CHAINS .4%
  Rite Aid Corp., Term Loan B1, 4.12%, 4/30/08 ..........................................        1,000,000       1,015,625
                                                                                                              -------------
  ELECTRIC UTILITIES 3.2%
  AES Corp., Term Loan B, 5.19 - 5.32%, 4/30/08 .........................................        1,000,000       1,009,821
  Calpine Corp., Term Loan, 6.90%, 7/15/07 ..............................................        1,995,000       1,872,307
  Centerpoint Energy Inc., Term Loan B, 4.688%, 10/07/06 ................................        3,000,000       3,026,718
  Pike Electric Inc., Term Loan, 4.375%, 4/17/10 ........................................          411,765         414,724
  Southern California Edison Co., Term Loan B, 4.188%, 3/01/05 ..........................        1,000,000       1,007,500
  TNP Enterprises Inc., Term Loan, 6.245%, 12/31/06 .....................................          997,500         996,877
                                                                                                              -------------
                                                                                                                 8,327,947
                                                                                                              -------------
  ELECTRICAL PRODUCTS .3%
  Rayovac Corp., Term Loan B, 4.87 - 4.88%, 10/01/09 ....................................          890,000         893,523
                                                                                                              -------------
  ELECTRONIC COMPONENTS .4%
  Amkor Technology Inc., Term Loan, 5.12%, 1/31/06 ......................................          995,000       1,009,200
                                                                                                              -------------



42 | Annual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  ELECTRONIC EQUIPMENT/INSTRUMENTS .4%
  Neptune Technology Group Inc., Term Loan B, 5.44%, 3/31/10 ............................    $     973,684    $    987,072
                                                                                                              -------------
  ELECTRONICS/APPLIANCES .3%
  Alliance Laundry Systems LLC, Term Loan, 4.63 - 6.50%, 7/31/09 ........................          860,104         861,895
                                                                                                              -------------
  ENGINEERING & CONSTRUCTION 1.8%
  Brand Services Inc., Term Loan B, 5.14%, 10/16/09 .....................................          992,500         997,463
  URS Corp., Term Loan B, 4.89%, 8/22/08 ................................................          762,353         764,497
  Washington Group International, Term Loan, 1.02%, 10/01/07 ............................        3,000,000       3,003,660
                                                                                                              -------------
                                                                                                                 4,765,620
                                                                                                              -------------
  ENVIRONMENTAL SERVICES 1.2%
  Allied Waste North America Inc.,
     Term Loan, 4.37%, 1/15/10 ..........................................................          214,286         217,205
     Term Loan B, 4.39 - 4.40%, 1/15/10 .................................................        1,269,643       1,288,915
     Term Loan C, 4.14%, 1/15/10 ........................................................          500,000         506,563
  IESI Corp., Term Loan, 5.00%, 10/10/10 ................................................        1,000,000       1,009,063
                                                                                                              -------------
                                                                                                                 3,021,746
                                                                                                              -------------
  FOOD DISTRIBUTORS .6%
  Land O'Lakes Inc., Term Loan B, 4.68%, 10/11/08 .......................................        1,647,732       1,649,105
                                                                                                              -------------
  FOOD RETAIL 1.6%
  Dominos Inc., Term Loan, 4.125%, 6/25/10 ..............................................        3,496,900       3,534,782
  Pathmark Stores Inc., Term Loan B2, 5.625%, 6/30/07 ...................................          771,814         775,866
                                                                                                              -------------
                                                                                                                 4,310,648
                                                                                                              -------------
  FOOD: MAJOR DIVERSIFIED .5%
  B&G Foods Inc., Term Loan, 4.37 - 4.40%, 9/03/09 ......................................        1,000,000       1,012,083
  Dole Food Inc., Term Loan B, 4.938 - 6.75%, 3/28/08 ...................................          290,951         293,921
                                                                                                              -------------
                                                                                                                 1,306,004
                                                                                                              -------------
  FOOD: SPECIALTY/CANDY 1.2%
  Meow Mix Co.,
     First Lien Term Loan, 4.61%, 8/21/09 ...............................................        1,000,000       1,012,500
     Second Lien Term Loan, 7.61%, 8/21/09 ..............................................        1,000,000       1,012,500
  Suiza Foods Corp., Term Loan B, 3.14%, 7/15/08 ........................................          997,500       1,006,696
                                                                                                              -------------
                                                                                                                 3,031,696
                                                                                                              -------------
  HOME FURNISHINGS .5%
  Springs Industries Inc., Term Loan B, 5.188%, 9/05/08 .................................          330,437         332,030
  Tempur World Inc., Term Loan B, 4.64%, 8/15/09 ........................................          997,500       1,001,864
                                                                                                              -------------
                                                                                                                 1,333,894
                                                                                                              -------------
  HOMEBUILDING .4%
  Building Materials Holding Corp., Term Loan B, 4.438%, 8/13/10 ........................          997,500       1,001,241
                                                                                                              -------------




                                                              Annual Report | 43

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  HOSPITAL/NURSING MANAGEMENT 1.5%
  Beverly Enterprises Inc., Term Loan B, 4.38 - 4.42%, 10/22/08 .........................    $   1,000,000    $  1,012,500
  Iasis Healthcare Corp., Term Loan B, 5.39 - 5.40%, 2/07/09 ............................          922,500         935,299
  Triad Hospitals Inc., Term Loan B, 4.12%, 9/30/08 .....................................          978,182         986,333
  Vanguard Health Systems Inc., Term Loan B, 5.438%, 1/03/10 ............................          992,500         999,944
                                                                                                              -------------
                                                                                                                 3,934,076
                                                                                                              -------------
  HOTEL/RESORTS/CRUISELINES .7%
  Extended Stay America Inc., Term Loan B, 4.87%, 7/01/07 ...............................          944,937         955,095
  Wyndham International Inc., Term Loan B, 5.875%, 6/30/06 ..............................          998,462         920,457
                                                                                                              -------------
                                                                                                                 1,875,552
                                                                                                              -------------
  INDUSTRIAL CONGLOMERATES 1.1%
  SPX Corp., Term Loan B, 3.438%, 9/30/09 ...............................................        2,000,000       2,017,500
  Walter Industries Inc., Term Loan B, 5.37 - 5.39%, 4/14/10 ............................          950,000         954,454
                                                                                                              -------------
                                                                                                                 2,971,954
                                                                                                              -------------
  INDUSTRIAL MACHINERY 1.2%
  Colfax Corp., Term Loan B, 4.875%, 5/30/09 ............................................        1,529,622       1,537,270
  Day International Group Inc., Term Loan B, 5.63%, 9/10/09 .............................        1,000,000       1,003,333
  Flowserve Corp., Term Loan C, 3.938%, 6/30/09 .........................................          703,532         709,311
                                                                                                              -------------
                                                                                                                 3,249,914
                                                                                                              -------------
  INDUSTRIAL SPECIALTIES .4%
  Unifrax Corp., Term Loan B, 4.875%, 8/27/09 ...........................................        1,000,000       1,009,688
                                                                                                              -------------
  INFORMATION TECHNOLOGY SERVICES .8%
  Worldspan LP, Term Loan, 4.875 - 4.938%, 6/30/07 ......................................        1,000,000         999,375
  Xerox Corp., Term Loan, 3.50%, 9/30/08 ................................................        1,000,000       1,007,969
                                                                                                              -------------
                                                                                                                 2,007,344
                                                                                                              -------------
  LIFE/HEALTH INSURANCE .4%
  Conseco Inc., Term Loan A, 7.25%, 9/01/09 .............................................          769,231         763,461
     Term Loan B, 9.50%, 9/01/09 ........................................................          230,769         229,712
                                                                                                              -------------
                                                                                                                   993,173
                                                                                                              -------------
  MAJOR TELECOMMUNICATIONS 1.2%
  Alec Holdings Inc., Term Loan B, 4.50%, 8/20/10 .......................................        2,000,000       2,014,166
  Qwest Corp., Term Loan, 6.50%, 6/30/07 ................................................        1,000,000       1,029,375
                                                                                                              -------------
                                                                                                                 3,043,541
                                                                                                              -------------
  MANAGED HEALTH CARE .4%
  Pacificare Health Systems Inc., Term Loan, 4.63%, 6/03/08 .............................          997,500       1,007,475
                                                                                                              -------------



44 | Annual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  MARINE SHIPPING 1.1%
  Great Lakes Transportation LLC, Term Loan, 5.125 - 5.188%, 3/23/08 ....................    $     830,000    $    832,075
  Horizon Lines LLC, Term Loan, 4.14 - 4.33%, 2/25/09 ...................................          941,429         948,048
  Moran Transportation Co., Term Loan B, 4.14%, 8/07/09 .................................          997,500       1,007,475
                                                                                                              -------------
                                                                                                                 2,787,598
                                                                                                              -------------
  MEDIA CONGLOMERATES .6%
  Canwest Media Inc., Term Loan D, 3.88%, 5/15/09 (Canada) ..............................        1,500,000       1,515,312
                                                                                                              -------------
  MEDICAL SPECIALTIES 1.6%
  Fisher Scientific International Inc., Incremental Term Loan, 3.38 - 3.44%, 3/31/10 ....          903,958         912,433
  Hanger Orthopedic Group Inc., Term Loan B, 3.87%, 9/30/09 .............................        1,000,000       1,010,000
  Kinetic Concepts Inc., Term Loan B, 3.89%, 8/11/10 ....................................        1,496,250       1,509,811
  PerkinElmer Inc., Term Loan B, 5.12%, 12/26/08 ........................................          839,127         849,485
                                                                                                              -------------
                                                                                                                 4,281,729
                                                                                                              -------------
  MEDICAL/NURSING SERVICES 3.4%
  Alliance Imaging Inc., Term Loan C, 3.438 - 3.625%, 11/30/08 ..........................          876,712         870,411
  Ameripath Inc., Term Loan B, 5.62%, 3/27/10 ...........................................          995,000         997,487
  AMN Healthcare Services Inc., Term Loan B, 4.16%, 10/02/08 ............................        1,000,000       1,010,000
  Cross Country Healthcare Inc., Term Loan, 4.39%, 6/05/09 ..............................          950,000         961,875
  DaVita Inc., Term Loan B, 3.61 - 3.68%, 3/31/09 .......................................        1,994,613       2,012,897
  Insight Health Services Corp., Term Loan B, 6.25%, 10/17/08 ...........................          979,996         984,284
  MedQuest Inc., Term Loan B, 4.89%, 7/31/09 ............................................          997,500         987,525
  Team Health Inc., Term Loan B, 4.468%, 10/31/08 .......................................          951,898         947,734
                                                                                                              -------------
                                                                                                                 8,772,213
                                                                                                              -------------
  MISCELLANEOUS COMMERCIAL SERVICES 1.8%
  Century Maintenance Supply Inc., Term Loan B, 5.688%, 5/07/10 .........................          985,714       1,000,500
  Dayco Products LLC, Term Loan A, 3.00 - 3.188%, 3/14/07 ...............................        1,721,215       1,704,003
  Global Imaging Systems Inc., Term Loan, 4.12 - 4.18%, 6/20/09 .........................          997,500       1,007,475
  Wackenhut Corrections Corp., Term Loan B, 4.12 - 4.16%, 7/10/09 .......................          987,500         997,992
                                                                                                              -------------
                                                                                                                 4,709,970
                                                                                                              -------------
  MISCELLANEOUS MANUFACTURING 2.3%
  General Cable Corp., Term Loan B, 6.125%, 5/27/07 .....................................          995,457         975,548
  Mueller Group, Term Loan E, 3.87 - 3.91%, 5/31/08 .....................................          987,500         991,026
  Norcross Safety Products, Term Loan, 4.89 - 4.93%, 3/01/09 ............................          764,231         769,246
  Rexnord Corp., Term Loan, 5.15 - 5.17%, 11/25/09 ......................................          919,444         926,484
  Trimas Corp., Term Loan B, 4.40%, 12/06/09 ............................................        2,237,360       2,243,327
                                                                                                              -------------
                                                                                                                 5,905,631
                                                                                                              -------------





                                                              Annual Report | 45

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  MOVIES/ENTERTAINMENT 4.7%
  Carmike Cinemas Inc., Term Loan, 7.75%, 1/31/07 .......................................    $     858,497    $    866,009
  CH Operating LLC, Term Loan B, 5.688%, 6/21/07 ........................................          517,241         517,241
  Cinram International, Term Loan B, 6.75%, 10/15/09 ....................................        2,100,000       2,101,313
     Term Loan C, 8.75%, 4/15/10 ........................................................        2,000,000       2,008,750
  Hollywood Entertainment Corp., Term Loan, 4.62%, 3/31/08 ..............................          725,000         730,098
  Loews Cineplex Entertainment Corp., Term Loan A, 4.688%, 2/28/08 ......................        1,896,177       1,904,867
  Mets II LLC, Term Loan, 4.37%, 8/23/05 ................................................        1,000,000       1,000,000
  New Jersey Basketball LLC, Term Loan, 4.12%, 12/06/03 .................................        1,000,000         995,000
  Rainbow Media AMC/IFC/WE, Term Loan, 4.63%, 3/31/09 ...................................          199,500         200,040
  Rainbow Media Holdings Inc., Term Loan, 4.63%, 3/31/09 ................................          798,000         800,161
  Regal Cinemas Inc., Term Loan D, 5.50%, 6/30/09 .......................................          987,097         997,687
                                                                                                              -------------
                                                                                                                12,121,166
                                                                                                              -------------
  OIL & GAS PIPELINES .4%
  WEG Acquisitions LP, Term Loan, 5.61 - 5.62%, 6/17/08 .................................        1,000,000       1,010,625
                                                                                                              -------------
  OIL & GAS PRODUCTION .4%
  Williams Production RMT Co., Term Loan, 4.90%, 5/30/07 ................................          997,500       1,008,098
                                                                                                              -------------
  OIL REFINING/MARKETING 1.2%
  Citgo Petroleum Corp., Term Loan, 8.25%, 2/27/06 ......................................        1,000,000       1,040,000
  Pacific Energy Group LLC, Term Loan B, 3.914 - 3.976%, 7/26/09 ........................        1,000,000       1,007,188
  Tesoro Petroleum Corp., Term Loan, 6.53 - 6.65%, 4/15/08 ..............................          995,000       1,021,948
                                                                                                              -------------
                                                                                                                 3,069,136
                                                                                                              -------------
  OTHER CONSUMER SERVICES .4%
  Weight Watchers International Inc., Term Loan B, 3.60%, 12/31/09 ......................          884,014         890,644
     Term Loan C, 3.44%, 12/31/09 .......................................................          113,486         114,444
                                                                                                              -------------
                                                                                                                 1,005,088
                                                                                                              -------------
  OTHER CONSUMER SPECIALTIES .6%
  Jarden Corp., Term Loan B, 3.89%, 8/21/08 .............................................        1,500,000       1,510,546
                                                                                                              -------------
  OTHER TRANSPORTATION 1.9%
  Laidlaw International Inc., Term Loan, 7.00%, 6/17/09 .................................        2,980,000       3,010,265
  Pacer International Inc., Term Loan, 4.438%, 6/06/10 ..................................          870,588         878,569
  Transcore Holdings Inc., Term Loan B, 4.87 - 6.25%, 10/31/06 ..........................          949,984         955,031
                                                                                                              -------------
                                                                                                                 4,843,865
                                                                                                              -------------
  PERSONNEL SERVICES .4%
  Spectaguard Acquisition LLC, Term Loan, 7.50%, 4/25/10 ................................          972,368         957,783
                                                                                                              -------------




46 | Annual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  PROPERTY-CASUALTY INSURANCE .4%
  Infinity Property & Casualty Corp., Term Loan, 3.64%, 7/17/10 .........................    $     988,750    $    997,402
                                                                                                              -------------
  PUBLISHING: BOOKS/MAGAZINES 3.3%
  American Media Inc., Term Loan C, 3.85 - 3.91%, 4/01/07 ...............................          968,994         977,231
  CBD Media LLC, Term Loan, 4.38%, 12/31/09 .............................................          991,250         999,510
  DEX Media East LLC, Term Loan B, 5.12 - 5.14%, 6/30/09 ................................          878,049         890,593
  DEX Media West LLC, Term Loan B, 3.87 - 3.92%, 3/09/10 ................................        1,933,333       1,954,277
  Primedia Inc., Term Loan B, 3.875 - 3.938%, 6/30/09 ...................................          873,018         861,560
  R.H. Donnelley Corp., Term Loan B, 5.12 - 5.17%, 6/30/10 ..............................          992,500       1,011,385
  Readers Digest Association Inc., Term Loan B, 4.188 - 4.26%, 5/20/08 ..................        1,186,912       1,187,124
  Transwestern Publishing Co., Term Loan B, 4.12 - 4.21%, 6/27/08 .......................          769,000         774,407
                                                                                                              -------------
                                                                                                                 8,656,087
                                                                                                              -------------
  PUBLISHING: NEWSPAPERS .4%
  First DT Holdings Ltd. (Hollinger), Term Loan B, 4.688%, 9/30/09 ......................          990,000       1,006,087
                                                                                                              -------------
  PULP & PAPER 1.4%
  MDCP Acquisitions I, Term Loan B, 3.90%, 9/12/10 ......................................        1,000,000       1,003,125
     Term Loan C, 4.40%, 9/12/11 ........................................................        1,000,000       1,003,125
  Stone Container Corp., Term Loan B, 3.688%, 7/25/09 ...................................        1,442,843       1,454,205
     Term Loan C, 3.688%, 7/25/09 .......................................................          244,465         246,390
                                                                                                              -------------
                                                                                                                 3,706,845
                                                                                                              -------------
  RAILROADS .7%
  DM&E Railroad, Term Loan, 8.00%, 6/30/08 ..............................................          960,000         967,200
  Trinity Industries Inc., Term Loan, 4.375 - 4.438%, 6/07/07 ...........................          820,833         824,937
                                                                                                              -------------
                                                                                                                 1,792,137
                                                                                                              -------------
  REAL ESTATE INVESTMENT TRUSTS 1.2%
  Corrections Corp. of America, Term Loan C, 3.88%, 3/31/08 .............................          997,500       1,009,345
  Newkirk Master LP, Term Loan, 8.50%, 10/27/06 .........................................        2,000,000       2,030,140
                                                                                                              -------------
                                                                                                                 3,039,485
                                                                                                              -------------
  RECREATIONAL PRODUCTS .4%
  PlayPower Inc., Term Loan, 5.39%, 2/07/10 .............................................          975,000         978,656
                                                                                                              -------------
  RESTAURANTS .3%
  Buffets Inc., Term Loan B, 4.60 - 4.64%, 6/26/09 ......................................          693,866         696,468
                                                                                                              -------------
  SEMICONDUCTORS .4%
  Fairchild Semiconductor Corp., Term Loan,  3.688%, 6/19/08 ............................          997,500       1,005,605
                                                                                                              -------------




                                                              Annual Report | 47

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
A SENIOR FLOATING RATE INTERESTS (CONT.)
  SERVICES TO THE HEALTH INDUSTRY 1.7%
  Alderwoods Group Inc., Term Loan B, 4.37 - 6.25%, 9/12/08 .............................    $     957,591    $    971,357
  Medco Health Solutions Inc., Term Loan B, 3.43%, 6/30/10 ..............................        1,500,000       1,517,579
  NDC Health Corp., Term Loan B, 6.00 - 7.00%, 11/30/08 .................................          987,500         988,734
  Quintiles Transnational Corp., Term Loan B, 5.38%, 9/25/09 ............................        1,000,000       1,008,750
                                                                                                              -------------
                                                                                                                 4,486,420
                                                                                                              -------------
  SPECIALTY STORES 1.3%
  Pantry Inc., Term Loan, 6.00%, 3/31/07 ................................................        2,480,237       2,532,942
  PETCO Animal Supplies Inc., Term Loan D, 3.64%, 10/02/08 ..............................          997,491       1,009,960
                                                                                                              -------------
                                                                                                                 3,542,902
                                                                                                              -------------
  SPECIALTY TELECOMMUNICATIONS 1.1%
  GCI Holdings Inc., Term Loan, 4.419%, 10/30/04 ........................................        1,971,428       1,972,661
  Valor Telecom, Term Loan A, 3.64%, 6/30/07 ............................................        1,000,000         999,620
                                                                                                              -------------
                                                                                                                 2,972,281
                                                                                                              -------------
  STEEL .5%
  International Steel Group Inc.,
     Term Loan A, 4.87%, 5/05/05 ........................................................          526,192         525,863
     Term Loan B, 5.12%, 5/05/07 ........................................................          921,690         919,386
                                                                                                              -------------
                                                                                                                 1,445,249
                                                                                                              -------------
  TELECOMMUNICATIONS EQUIPMENT .8%
  American Tower Corp., Term Loan A, 5.75%, 6/30/07 .....................................        2,000,000       2,005,000
                                                                                                              -------------
  TOBACCO .2%
  Commonwealth Brands Inc., Term Loan, 5.188%, 8/22/07 ..................................          538,833         540,517
                                                                                                              -------------
  TRUCKING .2%
  Flexi-Van Leasing Inc., Term Loan B, 4.12 - 4.19%, 9/20/07 ............................          436,250         437,613
                                                                                                              -------------
  WHOLESALE DISTRIBUTORS 1.2%
  Amscan Holdings Inc., Term Loan, 6.50 - 7.50%, 6/20/07 ................................          992,500         998,289
  Interline Brands Inc., Term Loan B, 5.64%, 9/30/09 ....................................          987,500         992,438
  National Waterworks Inc., Term Loan B, 3.88%, 11/22/09 ................................          989,796         998,086
                                                                                                              -------------
                                                                                                                 2,988,813
                                                                                                              -------------
  WIRELESS COMMUNICATIONS 3.5%
  AAT Communications Corp., Term Loan A, 5.574 - 5.76%, 8/13/09 .........................        1,000,000         997,500
  Crown Castle Operating Co., Term Loan B, 5.40%, 9/30/10 ...............................        3,995,000       4,036,200
  Dobson Cellular Systems Inc., Term Loan, 6.25%, 3/31/10 ...............................        2,680,000       2,716,850
  Nextel Communications Inc.,
     Term Loan B, 4.563%, 1/29/08 .......................................................          498,740         501,168
     Term Loan C, 4.813%, 7/29/08 .......................................................          498,741         501,167
  Spectrasite Communications Inc., Term Loan C, 4.24%, 2/22/07 ..........................          478,758         484,144
                                                                                                              -------------
                                                                                                                 9,237,029
                                                                                                              -------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $228,812,712)...............................                      230,827,958
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $229,711,478)........................................                      232,002,958
                                                                                                              -------------




48 | Annual Report

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                      SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $43,558,814) 16.8%
b Franklin Institutional Fiduciary Trust Money Market Portfolio .........................       43,558,814    $ 43,558,814
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $273,270,292) 106.1%...........................................                      275,561,772
  OTHER ASSETS, LESS LIABILITIES (6.1)%..................................................                      (15,861,440)
                                                                                                              -------------
  NET ASSETS 100.0%......................................................................                     $259,700,332
                                                                                                              -------------




a See Note 1(g) regarding senior floating rate interests.
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


GLOSSARY OF TERMS

LLC   - Limited Liability Corp.
LP    - Limited Partnership
PIK   - Payment in Kind





                         Annual Report | See notes to financial statements. | 49

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN TOTAL RETURN FUND

                                                                     ------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS A                                                                   2003        2002        2001        2000        1999
                                                                     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year............................           $9.72       $9.94       $9.51       $9.61      $10.37
                                                                     ------------------------------------------------------------
Income from investment operations:

 Net investment income........................................            .403        .488c       .610c,d     .670c       .630c

 Net realized and unrealized gains (losses)...................            .458       (.161)       .490d       .020       (.710)
                                                                     ------------------------------------------------------------

Total from investment operations..............................            .861        .327       1.100        .690       (.080)
                                                                     ------------------------------------------------------------

Less distributions from:

 Net investment income........................................           (.521)      (.547)      (.670)      (.790)      (.630)

 Net realized gains...........................................              --          --          --          --       (.050)
                                                                     ------------------------------------------------------------
Total distributions...........................................           (.521)      (.547)      (.670)      (.790)      (.680)
                                                                     ------------------------------------------------------------
Net asset value, end of year..................................          $10.06       $9.72       $9.94       $9.51      $ 9.61
                                                                     ------------------------------------------------------------

Total return a................................................           8.88%       3.44%      11.87%       7.61%      (.73)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)...............................        $149,231     $95,514     $68,288     $20,611      $7,870

Ratios to average net assets:

 Expenses.....................................................            .68%        .68%        .50%        .50%        .50%

 Expenses excluding waiver and payments by affiliate..........           1.02%        .97%        .99%       1.17%       1.18%

 Net investment income........................................           3.88%       5.02%       6.21%d      7.14%       6.32%

Portfolio turnover rate.......................................         195.15%     135.63%     181.85%     342.21%     282.10%

Portfolio turnover rate excluding mortgage dollar rolls b.....         110.73%      95.02%      94.04%      39.64%      96.38%





a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b See Note 1(f) regarding mortgage dollar rolls.
c Based on average shares outstanding.
d Effective November 1, 2000, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share..................... $(.006)
  Net realized and unrealized gains per share.........   .006
  Ratio of net investment income to average assets....   (.07)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


50 | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                                                                         -------------------------
                                                                                                                  YEAR ENDED
                                                                                                                  OCTOBER 31,
CLASS B                                                                                                       2003        2002 C
                                                                                                         -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................................................          $9.72       $9.71
                                                                                                         -------------------------
Income from investment operations:

 Net investment income.............................................................................           .392        .295d

 Net realized and unrealized gains (losses)........................................................           .418        .087
                                                                                                         -------------------------
Total from investment operations...................................................................           .810        .382

Less distributions from net investment income......................................................          (.480)      (.372)
                                                                                                         -------------------------
Net asset value, end of year.......................................................................         $10.05       $9.72
                                                                                                         -------------------------

Total return a.....................................................................................          8.44%       4.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)....................................................................        $13,797      $4,084

Ratios to average net assets:

 Expenses..........................................................................................          1.08%       1.07%e

 Expenses excluding waiver and payments by affiliate...............................................          1.42%       1.36%e

 Net investment income.............................................................................          3.48%       4.63%e

Portfolio turnover rate............................................................................        195.15%     135.63%

Portfolio turnover rate excluding mortgage dollar rolls b..........................................        110.73%      95.02%



a Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.
b See Note 1(f) regarding mortgage dollar rolls.
c For the period March 1, 2002 (effective date) to October 31, 2002.
d Based on average shares outstanding.
e Annualized.

                                                              Annual Report | 51

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                                                                         -----------------------
                                                                                                                 YEAR ENDED
                                                                                                                 OCTOBER 31,
CLASS C                                                                                                      2003        2002 C
                                                                                                         -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................................................         $9.71       $9.71
                                                                                                         -----------------------

Income from investment operations:

 Net investment income.............................................................................          .392        .292d

 Net realized and unrealized gains (losses)........................................................          .430        .087
                                                                                                         -----------------------

Total from investment operations...................................................................          .822        .379

Less distributions from net investment income......................................................         (.482)      (.379)
                                                                                                         -----------------------

Net asset value, end of year.......................................................................        $10.05       $9.71
                                                                                                         -----------------------

Total return a.....................................................................................         8.47%       3.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)....................................................................       $15,807      $4,466

Ratios to average net assets:

 Expenses..........................................................................................         1.08%       1.07%e

 Expenses excluding waiver and payments by affiliate...............................................         1.42%       1.36%e

 Net investment income.............................................................................         3.48%       4.63%e

Portfolio turnover rate............................................................................       195.15%     135.63%

Portfolio turnover rate excluding mortgage dollar rolls b..........................................       110.73%      95.02%




a Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.
b See Note 1(f) regarding mortgage dollar rolls.
c For the period March 1, 2002 (effective date) to October 31, 2002.
d Based on average shares outstanding.
e Annualized.



52 | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                                                                         -----------------------
                                                                                                                YEAR ENDED
                                                                                                                 OCTOBER 31,
CLASS R                                                                                                      2003        2002 C
                                                                                                         -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................................................         $9.72       $9.66
                                                                                                         -----------------------
Income from investment operations:

 Net investment income.............................................................................          .398        .385d

 Net realized and unrealized gains (losses)........................................................          .428        .104
                                                                                                         -----------------------

Total from investment operations...................................................................          .826        .489

Less distributions from net investment income......................................................         (.496)      (.429)
                                                                                                         -----------------------

Net asset value, end of year.......................................................................        $10.05       $9.72
                                                                                                         -----------------------

Total return a.....................................................................................         8.61%       5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)....................................................................        $7,302      $1,869

Ratios to average net assets:

 Expenses..........................................................................................          .93%        .93%e

 Expenses excluding waiver and payments by affiliate...............................................         1.27%       1.22%e

 Net investment income.............................................................................         3.63%       4.78%e

Portfolio turnover rate............................................................................       195.15%     135.63%

Portfolio turnover rate excluding mortgage dollar rolls b..........................................       110.73%      95.02%





a Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.
b See Note 1(f) regarding mortgage dollar rolls.
c For the period January 2, 2002 (effective date) to October 31, 2002.
d Based on average shares outstanding.
e Annualized.


                                                              Annual Report | 53

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                             2003        2002        2001        2000        1999
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year............................           $9.73       $9.96       $9.52       $9.62      $10.38
                                                                    --------------------------------------------------------------

Income from investment operations:

 Net investment income........................................            .417        .513c       .630c,d     .710c       .660c

 Net realized and unrealized gains (losses)...................            .470       (.170)       .500d       .010       (.710)
                                                                    --------------------------------------------------------------
Total from investment operations..............................            .887        .343       1.130        .720       (.050)
                                                                    --------------------------------------------------------------
Less distributions from:

 Net investment income........................................           (.547)      (.573)      (.690)      (.820)      (.660)

 Net realized gains...........................................              --          --          --          --       (.050)
                                                                    --------------------------------------------------------------
Total distributions...........................................           (.547)      (.573)      (.690)      (.820)      (.710)
                                                                    --------------------------------------------------------------
Net asset value, end of year..................................          $10.07       $9.73       $9.96       $9.52      $ 9.62
                                                                    --------------------------------------------------------------
Total return a................................................           9.15%       3.61%      12.24%       7.87%      (.46)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)...............................        $133,432    $134,285     $23,324     $13,173     $12,099

Ratios to average net assets:

 Expenses.....................................................            .43%        .43%        .25%        .25%        .25%

 Expenses excluding waiver and payments by affiliate..........            .77%        .72%        .74%        .92%        .93%

 Net investment income........................................           4.13%       5.27%       6.50%d      7.53%       6.57%

Portfolio turnover rate.......................................         195.15%     135.63%     181.85%     342.21%     282.10%

Portfolio turnover rate excluding mortgage dollar rolls b.....         110.73%      95.02%      94.04%      39.64%      96.38%




a Total return is not annualized for periods less than one year.
b See Note 1(f) regarding mortgage dollar rolls.
c  Based on average shares outstanding.
d Effective November 1, 2000, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share..................... $(.006)
  Net realized and unrealized gains per share.........   .006
  Ratio of net investment income to average assets....   (.07)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.



54 | See notes to financial statements. | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY        PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 37.9%
  COMMERCIAL SERVICES .2%
  Johnsondiversey Holdings Inc., senior disc. note, 144A, zero
     cpn. to 5/15/07, 10.67% thereafter, 5/15/13 ................    United States       $   200,000          $    150,000
  Johnsondiversey Inc., senior sub. note, 9.625%, 5/15/12 .......    United States           300,000               333,000
                                                                                                              -------------
                                                                                                                   483,000
                                                                                                              -------------
  COMMUNICATIONS 2.3%
  AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 .....    United States           400,000               464,826
  Dobson Communications Corp., senior note, 10.875%, 7/01/10 ....    United States           200,000               221,000
  France Telecom SA, 9.25%, 3/01/11 .............................       France             1,500,000             1,812,645
  Intl Telecom Satellite, notes, 144A, 6.50%, 11/01/13 ..........       Bahamas            1,500,000             1,495,410
  Nextel Communications Inc., senior note, 9.375%, 11/15/09 .....    United States           600,000               657,000
  Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 ........    United States           200,000               180,000
  Sprint Capital Corp., 7.125%, 1/30/06 .........................    United States           500,000               540,933
  Triton PCS Inc., senior note, 8.50%, 6/01/13 ..................    United States           400,000               423,000
  US West Communications Inc., deb., 6.875%, 9/15/33 ............    United States           600,000               538,500
  Verizon VA Inc., 4.625%, 3/15/13 ..............................    United States         1,000,000               958,393
                                                                                                              -------------
                                                                                                                 7,291,707
                                                                                                              -------------
  CONSUMER DURABLES 1.8%
  D.R. Horton Inc., senior note, 8.50%, 4/15/12 .................    United States           600,000               678,000
  Eastman Kodak Co., 7.25%, 11/15/13 ............................    United States           500,000               510,778
  Ford Motor Co., 7.45%, 7/16/31 ................................    United States         1,500,000             1,351,129
  General Motors, deb., 8.25%, 7/15/23 ..........................    United States         2,500,000             2,636,375
  Phelps Dodge Corp., senior note, 8.75%, 6/01/11 ...............    United States           500,000               596,761
                                                                                                              -------------
                                                                                                                 5,773,043
                                                                                                              -------------
  CONSUMER NON-DURABLES 2.1%
  Coca Cola Bottling Co., 5.30%, 4/01/15 ........................    United States         1,000,000               995,296
  Miller Brewing Co., 144A, 5.50%, 8/15/13 ......................    United States         2,000,000             2,044,584
  Philip Morris Cos. Inc., 7.50%, 4/01/04 .......................    United States           500,000               509,413
  Philip Morris Cos. Inc., deb., 7.75%, 1/15/27 .................    United States           500,000               515,166
  Smithfield Foods Inc., senior note, 144A, 7.75%, 5/15/13 ......    United States           400,000               434,000
  Tyson Foods Inc., 7.25%, 10/01/06 .............................    United States         1,000,000             1,105,140
  Tyson Foods Inc., senior note, 8.25%, 10/01/11 ................    United States         1,000,000             1,186,266
                                                                                                              -------------
                                                                                                                 6,789,865
                                                                                                              -------------




                                                              Annual Report | 55

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY        PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  CONSUMER SERVICES 4.3%
b Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .    United States       $   200,000          $    164,000
  Advanstar Communications, senior secured note, 144A, 10.75%,
    8/15/10 .....................................................    United States           400,000               427,000
  AOL Time Warner Inc., notes, 6.875%, 5/01/12 ..................    United States         1,000,000             1,109,358
  Block Financial Corp., 6.75%, 11/01/04 ........................    United States         1,000,000             1,048,615
  CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ........       Canada               200,000               229,000
  CanWest Media Inc., senior note, 7.625%, 4/15/13 ..............       Canada               100,000               109,750
  Cendant Corp., senior notes, 7.375%, 4/15/13 ..................    United States         1,000,000             1,147,719
  Charter Communications Holdings II, senior note, 144A, 10.25%,
    9/15/10 .....................................................    United States           200,000               204,500
  Comcast Cable, senior note, 7.125%, 6/15/13 ...................    United States         1,000,000             1,124,668
  Cox Enterprises, 144A, 4.375%, 5/01/08 ........................    United States           500,000               506,094
  DEX Media East LLC, senior notes, B, 12.125%, 11/15/12 ........    United States           300,000               363,375
  DEX Media West LLC, senior sub. note, 144A, 9.875% 8/15/13 ....    United States           200,000               228,500
  DirecTV Holdings/Finance, senior note, 8.375%, 3/15/13 ........    United States           300,000               339,000
  Echostar DBS Corp., senior note, 9.125%, 1/15/09 ..............    United States           193,000               218,090
  Gaylord Entertainment Co, senior note, 144A, 8.00%, 11/15/13 ..    United States           100,000               103,375
  HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 ..    United States           600,000               622,500
  Interactive Corp., senior note, 6.75%, 11/15/05 ...............    United States         1,000,000             1,070,402
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...........    United States           200,000               211,500
  Liberty Media Corp., 3.50%, 9/25/06 ...........................    United States         1,500,000             1,482,584
  Lin Television Corp., senior sub. note, 144A, 6.50%, 5/15/13 ..    United States           500,000               487,500
  News America Inc., 7.25%, 5/18/18 .............................    United States         1,000,000             1,127,048
  Park Place Entertainment Corp., senior note, 8.125%, 5/15/11 ..    United States           600,000               658,500
  Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .....    United States           600,000               579,000
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .......    United States           300,000               334,875
                                                                                                              -------------
                                                                                                                13,896,953
                                                                                                              -------------
  DISTRIBUTION SERVICES .4%
  Entergy Gulf States, 6.20%, 144A, 7/01/33 .....................    United States         1,000,000               905,454
  Grand Metropolitan Investment, 7.125%, 9/15/04 ................    United States           200,000               209,663
                                                                                                              -------------
                                                                                                                 1,115,117
                                                                                                              -------------
  ELECTRONIC TECHNOLOGY .8%
  Flextronics International Ltd., senior sub. note, 144A, 6.50%,
    5/15/13 .....................................................      Singapore             600,000               595,500
  Lockheed Martin Corp., 8.50%, 12/01/29 ........................    United States           500,000               652,032
  Northrop Grumman Corp., 7.125%, 2/15/11 .......................    United States         1,000,000             1,150,763
                                                                                                              -------------
                                                                                                                 2,398,295
                                                                                                              -------------



56 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY        PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  ENERGY MINERALS 1.8%
  Amerada Hess Corp., 7.875%, 10/01/29 ..........................    United States       $   225,000          $    240,069
  Marathon Oil Corp., 5.375%, 6/01/07 ...........................    United States         1,000,000             1,069,329
  Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .........    United States           400,000               423,000
  Petro-Canada, 5.35%, 7/15/33 ..................................       Canada               375,000               332,632
  Petronas Capital Ltd., Reg S, 7.00%, 5/22/12 ..................      Malaysia            1,500,000             1,678,718
  PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ............    United States         1,250,000             1,275,000
  Westport Resources Corp., senior sub. note, 8.25%, 11/01/11 ...    United States           200,000               221,500
  Westport Resources Corp., senior sub. note, 144A, 8.25%, 11/01/11  United States           100,000               110,750
  XTO Energy Inc., senior note, 6.25%, 4/15/13 ..................    United States           500,000               524,375
                                                                                                              -------------
                                                                                                                 5,875,373
                                                                                                              -------------
  FINANCE 11.8%
  AIG SunAmerica Financing VIII, 144A, 1.245%, 11/15/04 .........    United States         3,100,000             3,101,067
  Axa Corp., 8.60%, 12/15/30 ....................................       France               680,000               840,950
  Bank of America Corp., 5.125%, 11/15/14 .......................    United States         1,000,000             1,000,365
  Boston Properties Inc., senior note, 5.00%, 6/01/15 ...........    United States         2,000,000             1,885,822
  CIT Group Inc., 5.50%, 11/30/07 ...............................    United States         1,000,000             1,070,140
  Citigroup Inc., sub. note, 5.625%, 8/27/12 ....................    United States         2,000,000             2,113,750
  CNA Financial Corp., 6.75%, 11/15/06 ..........................    United States           375,000               380,870
  CNA Financial Corp., 6.45%, 1/15/08 ...........................    United States           500,000               504,154
  Credit Suisse First Boston USA, 6.50%, 1/15/12 ................    United States         1,000,000             1,106,094
  EOP Operating LP, 7.375%, 11/15/03 ............................    United States           700,000               701,123
  Ford Motor Credit Co., senior sub note, 7.25%, 10/25/11 .......    United States         1,000,000             1,017,209
  Forest City Enterprises., senior note, 7.625%, 6/01/15 ........    United States           300,000               313,500
  General Electric Capital Corp., 3.50%, 5/01/08 ................    United States         1,000,000               998,335
  General Electric Capital Corp., 5.45%, 1/15/13 ................    United States         1,000,000             1,034,592
  General Electric Capital Corp., note, 6.75%, 3/15/32 ..........    United States         1,000,000             1,112,560
  General Motors Acceptance Corp., 6.875%, 9/15/11 ..............    United States         1,000,000             1,033,163
  Goldman Sachs Group Inc., senior note, 6.60%, 1/15/12 .........    United States         1,450,000             1,610,850
  Hertz Corp., 4.70%, 10/02/06 ..................................    United States         2,000,000             1,977,056
  Highmark Inc., 144A, 6.80%, 8/15/13 ...........................    United States         1,000,000             1,070,331
  Household Finance Corp., 6.375%, 10/15/11 .....................    United States         2,000,000             2,189,176
  International Lease Finance Corp., 5.75%, 2/15/07 .............    United States         1,200,000             1,296,493
  Istar Financial Inc., senior note 7.00%, 3/15/08 ..............    United States           500,000               540,000
  JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ..............    United States         2,000,000             2,102,956
  National Rural Utility Finance, 7.25%, 3/01/12 ................    United States           250,000               289,883
  Nationwide Mutual Insurance, 144A, 8.25%, 12/01/31 ............    United States         1,200,000             1,420,902
  Norcraft Cos. LP, senior sub note, 144A, 9.00%, 11/01/11 ......    United States           200,000               211,000
  Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ..........    United States           150,000               167,775
  Charles Schwab, senior note, 8.05%, 3/01/10 ...................    United States           750,000               869,169
  Societe Generale-New York, sub. note, 7.40%, 6/01/06 ..........    United States           300,000               334,879
  Standard Chartered Bank, 144A, 8.00%, 5/30/31 .................   United Kingdom         1,000,000             1,194,796
  Textron Financial Corp., 2.75%, 6/01/06 .......................    United States           500,000               497,042
  Verizon Global Funding Corp., 4.375%, 6/01/13 .................    United States         1,000,000               934,714
  Washington Mutual Financial, 6.875%, 5/15/11 ..................    United States         2,155,000             2,423,785
  Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ........   United Kingdom           300,000               319,500
                                                                                                              -------------
                                                                                                                37,664,001
                                                                                                              -------------




                                                              Annual Report | 57

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY        PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  HEALTH SERVICES .9%
  Healthsouth Corp., senior note, 8.50%, 2/01/08 ................    United States       $   300,000          $    267,000
  Humana Inc., 6.30%, 8/01/18 ...................................    United States         1,300,000             1,334,459
b Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08    United States           200,000               115,000
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .........    United States           965,000               899,863
  United Surgical Partners, senior sub. note, 10.00%, 12/15/11 ..    United States           300,000               333,000
                                                                                                              -------------
                                                                                                                 2,949,322
                                                                                                              -------------
  HEALTH TECHNOLOGY .5%
  Bristol-Myers SQB BMY, 144A, 5.25%, 8/15/13 ...................    United States         1,500,000             1,535,023
                                                                                                              -------------
  INDUSTRIAL SERVICES .6%
  Allied Waste North America Inc., senior sub. note, B, 10.00%,
    8/01/09 .....................................................    United States           600,000               655,500
  Universal Compression Inc., senior sub. note, 7.25%, 5/15/10 ..    United States           100,000               104,500
  URS Corp., senior note, 11.50%, 9/15/09 .......................    United States           400,000               456,000
  Waste Management Inc., 6.50%, 11/15/08 ........................    United States           500,000               553,648
                                                                                                              -------------
                                                                                                                 1,769,648
                                                                                                              -------------
  NON-ENERGY MINERALS .9%
  Century Aluminum Co., first mortgage, 11.75%, 4/15/08 .........    United States           500,000               552,500
  INCO LTD, 5.70%, 10/15/15 .....................................       Canada               900,000               913,541
  Oregon Steel Mills Inc., first mortgage, 10.00%, 7/15/09 ......    United States           200,000               165,000
  Weyerhaeuser Co., 7.375%, 3/15/32 .............................    United States         1,225,000             1,322,860
                                                                                                              -------------
                                                                                                                 2,953,901
                                                                                                              -------------
  PROCESS INDUSTRIES 1.6%
  Bunge LTD, senior note, 5.875%, 5/15/13 .......................    United States         1,000,000             1,008,574
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ...........    United States           600,000               693,000
  Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09     United States           300,000               121,500
  IMC Global Inc., senior note, 144A, 10.875%, 8/01/13 ..........    United States           500,000               518,750
  Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ..........    United States           500,000               512,500
  Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07     United States           400,000               408,000
  Lyondell Chemicals Co., senior note, 10.50%, 6/01/13 ..........    United States           200,000               207,000
  MDP Acquisitions PLC, senior note, 9.625%, 10/01/12 ...........   Irish Republic           200,000               223,000
  Nalco Company, senior note, 144A, 7.75%, 11/15/11 .............    United States           100,000               104,500
  Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ..............    United States           600,000               579,000
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
    13.75% thereafter, 7/15/11                                           Canada              300,000               261,000
  Valspar Corp., 6.00%, 5/01/07 .................................    United States           500,000               536,900
                                                                                                              -------------
                                                                                                                 5,173,724
                                                                                                              -------------



58 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY        PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  PRODUCER MANUFACTURING 1.6%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ......     Netherlands        $   500,000          $    557,500
  Cooper Industries Ltd., 5.25%, 7/01/07 ........................    United States         1,000,000             1,065,738
  Cummins Inc., senior note, 144A, 9.50%, 12/01/10 ..............    United States           500,000               577,500
  Hubbell Inc., 6.375%, 5/15/12 .................................    United States         1,000,000             1,110,991
  Johnson Controls Inc., 4.875%, 9/15/13 ........................    United States         1,000,000             1,002,279
  Le Grand SA, senior note, 10.50%, 2/15/13 .....................       France               300,000               343,500
  TRW Automotive Inc., senior note, 144A, 9.375%, 2/15/13 .......    United States           100,000               114,000
  TRW Automotive Inc., senior note, 144A, 11.00%, 2/15/13 .......    United States           400,000               474,000
                                                                                                              -------------
                                                                                                                 5,245,508
                                                                                                              -------------
  RETAIL TRADE 1.4%
  Delhaize America Inc., deb., 9.00%, 4/15/31 ...................    United States           400,000               453,000
  Kroger Co., 6.75%, 4/15/12 ....................................    United States         1,000,000             1,106,610
  Kroger Co., senior note, 7.65%, 4/15/07 .......................    United States           500,000               568,621
  Limited Brands, 6.125%, 12/01/12 ..............................    United States           500,000               536,643
  May Department Stores Co., 8.375%, 8/01/24 ....................    United States           251,000               271,629
  Office Depot Inc., senior note, 6.25%, 8/15/13 ................    United States         1,000,000             1,038,018
  Rite Aid Corp., senior secured note, 8.125%, 5/01/10 ..........    United States           500,000               537,500
                                                                                                              -------------
                                                                                                                 4,512,021
                                                                                                              -------------
  TECHNOLOGY SERVICES .3%
  Electronic Data Systems Corp., senior note, 144A, 6.00%, 8/01/13   United States         1,000,000               948,952
                                                                                                              -------------
  TRANSPORTATION 1.4%
  CP Ships Ltd., senior note, 10.375%, 7/15/12 ..................   United Kingdom           300,000               346,500
  Delta Air Lines, G-1, 6.718%, 1/02/23 .........................    United States           943,220             1,000,482
  Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ............    United States           300,000               325,500
  Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 United States           200,000               212,000
  Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11     United States           400,000               432,000
  Union Pacific Corp., 3.625%, 6/01/10 ..........................    United States         1,500,000             1,421,397
  United Air Lines Inc., pass-thru certificates, S00-2,
    7.186%, 4/01/11 .............................................    United States           981,577               842,178
                                                                                                              -------------
                                                                                                                 4,580,057
                                                                                                              -------------
  UTILITIES 3.2%
  AES Corp., senior secured note, 144A, 9.00%, 5/15/15 ..........    United States           600,000               645,000
  Utilicorp United Inc., senior note, 8.27%, 11/15/21 ...........    United States           400,000               347,000
  Calpine Corp., secured note, 144A, 8.75%, 7/15/13 .............    United States           500,000               460,000
  Centerpoint Energy Inc., senior note, 144A, 6.85%, 6/01/15 ....    United States         1,515,000             1,529,948
  CMS Energy Corp., senior note, 8.50%, 4/15/11 .................    United States           600,000               630,000
  Consumers Energy Co., 144A, 4.80%, 2/17/09 ....................    United States         1,000,000             1,016,638
  DPL Inc., senior note, 6.875%, 9/01/11 ........................    United States         1,000,000             1,045,883
  Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 .............    United States           400,000               382,000
  East Coast Power LLC, 6.737%, 3/31/08 .........................    United States            58,041                59,492



                                                              Annual Report | 59

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY        PRINCIPAL AMOUNTA         VALUE
------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  UTILITIES (CONT.)
  FirstEnergy Corp., 6.45%, 11/15/11 ............................    United States       $ 1,000,000          $  1,064,235
  Midamerican Energy Holding Co., senior note, 3.50%, 5/15/08 ...    United States         1,000,000               973,245
  Midland Cogeneration Venture, S.F., senior lease obligation, B,
   13.25%, 7/23/06 ..............................................    United States           100,000               118,500
  Northeast Generation Co., senior note, 8.812%, 10/15/26 .......    United States           400,000               429,310
  Texas New Mexico Power, 144A, 6.125%, 6/01/08 .................    United States         1,000,000             1,009,838
  Williams Cos., senior note, 8.625%, 6/01/10 ...................    United States           500,000               550,000
                                                                                                              -------------
                                                                                                                10,261,089
                                                                                                              -------------
  TOTAL CORPORATE BONDS (COST $115,293,411)......................                                              121,216,599
                                                                                                              -------------
  CONVERTIBLE BOND (COST $488,428) .2%
  ELECTRONIC TECHNOLOGY
  Nortel Networks Corp., senior note, cvt., 4.25%, 9/01/08 ......       Canada               600,000               568,500
                                                                                                              -------------
  ASSET-BACKED SECURITIES 11.0%
  FINANCE
  AFC Home Equity Loan Trust, 1997-4, 2A2, Margin .24% + 1
    Month LIBOR, Resets Monthly, 1.359%, 12/22/27 ...............    United States         1,280,766             1,279,941
  Champion Home Equity Loan Trust, 1997-1, A3, 7.72%, 5/25/29 ...    United States           598,390               597,821
  Chase Funding Mortgage Loan Asset Backed Certificates,
    2003-1, 1A4,  4.119%, 2/25/29 ...............................    United States         1,000,000             1,000,105
  Citifinancial Mortgage Securities Inc., 2003-1, AF3, 4.001%,
    1/25/33 .....................................................    United States         2,000,000             2,045,991
  Countrywide Asset-Backed Certificates, 1999-2, AF4, 6.78%,
    11/25/27 ....................................................    United States           243,731               250,188
  DLJ Mortgage Acceptance Corp., 1998-2, 1PA1, 6.75%, 6/19/28 ...    United States            85,875                86,206
  Equity One ABS, Inc., 2001-3, AF3, 5.191%, 5/25/32 ............    United States         1,050,000             1,084,594
  Green Tree Financial Corp., 1999-2, M1, 6.80%, 12/01/30 .......    United States           400,000               146,250
  Keystone Owner Trust, 1997-P3, M2, 7.98%, 12/25/24 ............    United States         1,605,185             1,646,584
  Money Store Home Equity Trust, Margin .21% + 1 Month LIBOR,
    Resets Monthly, 1.49%, 4/15/28 ..............................    United States         1,049,576             1,050,365
  Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A,
    5.50%, 4/15/11 ..............................................    United States         1,584,000             1,488,960
  Morgan Stanley Dean Witter Capital I, 2002-NC4, A2, Margin
    .40% + 1 Month LIBOR, Resets Monthly, 2.23%, 9/25/32 ........    United States         2,023,185             2,026,216
  Morgan Stanley Dean Witter Capital I, 2003-NC4, M2, Margin
    2.0% + 1 Month LIBOR, 3.119%, 4/25/33 .......................    United States         5,000,000             5,049,295
  Novastar Home Equity Loan, 2003-2, M2, Margin 1.85% +1 Month
    LIBOR, Resets Monthly, 3.165%, 9/25/33 ......................    United States         6,500,000             6,480,189
  Residential Asset Securities Corp., 1996-KS2, A4, 7.98%,
    5/25/26 .....................................................    United States           563,746               563,423
  Residential Asset Securities Corp., , Margin .25% + 1 Month LIBOR,
    Resets Monthly, 1.369%, 3/25/30 .............................    United States         4,673,965             4,673,922
  Residential Asset Securities Corp., , Margin .27% + 1 Month LIBOR,
    Resets Monthly, 1.389%, 4/25/32 .............................    United States         1,003,271             1,004,144
  Residential Funding Mortgage Securities II, 2002-HI5, A4,
    4.04%, 7/25/15 ..............................................    United States         2,000,000             2,044,464




60 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY       PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES (CONT.)
  FINANCE (CONT.)
  Residential Funding Mortgage Securities I, 2001-HS3, AI4,
    5.44%, 6/25/31 ..............................................    United States       $   153,530          $    153,522
  Saxon Asset Security Trust, 1998-4, AF5, 6.93%, 1/25/30 .......    United States           150,000               154,177
  Structured Asset Securities Corp., 1997-1, A, 3.705%, 11/15/26     United States           208,064               206,338
  Structured Asset Securities Corp., 2002-1A, 2A1, 2.569%, 2/25/32   United States         1,535,240             1,549,594
  Vanderbilt Mortgage Finance, 2000-D, M1, 8.29%, 12/07/30 ......    United States           500,000               517,624
                                                                                                              -------------
  TOTAL ASSET-BACKED SECURITIES (COST $35,174,584)...............                                               35,099,913
                                                                                                              -------------
  MORTGAGE-BACKED SECURITIES 38.7%
  15 - YEAR MORTGAGE-BACKED SECURITIES 6.5%
  FHLMC, 4.50%, 11/01/18 ........................................    United States         5,500,000             5,486,250
  FHLMC, 5.00%, 10/01/17 - 9/01/18 ..............................    United States         1,978,925             2,011,271
  FHLMC, 6.00%, 2/01/17 .........................................    United States           339,948               353,496
  FNMA, 4.829%, 4/01/13 .........................................    United States         2,979,792             2,989,336
  FNMA, 5.00%, 6/01/18 - 7/01/18 ................................    United States         4,303,672             4,374,418
  FNMA, 5.50%, 1/01/14 - 2/01/18 ................................    United States         2,809,679             2,895,463
  FNMA, 6.00%, 8/01/16 - 6/01/17 ................................    United States         1,930,652             2,008,754
  FNMA, 6.50%, 4/01/16 - 9/01/16 ................................    United States           374,644               394,353
  GNMA, 7.00%, 2/15/09 ..........................................    United States           166,886               178,094
                                                                                                              -------------
                                                                                                                20,691,435
                                                                                                              -------------
  30 - YEAR MORTGAGE-BACKED SECURITIES 30.0%
  FHLMC, 5.00%, 4/01/33 - 11/01/33 ..............................    United States        12,896,769            12,703,362
  FHLMC, 5.50%, 11/01/34 ........................................    United States         7,793,869             7,859,634
  FHLMC, 6.00%, 9/01/22 - 3/01/33 ...............................    United States         9,523,606             9,776,960
  FHLMC, 6.50%, 4/01/28 - 7/01/32 ...............................    United States         3,970,040             4,131,436
  FHLMC, 7.00%, 4/01/26 - 7/01/32 ...............................    United States         3,768,219             3,967,392
  FHLMC, 7.50%, 3/01/32 .........................................    United States           442,417               472,588
  FHLMC, 8.50%, 5/01/12 - 8/01/30 ...............................    United States           225,019               241,857
  FNMA, 5.00%, 5/01/33 ..........................................    United States           870,445               859,367
  FNMA, 5.50%, 11/01/33 .........................................    United States        12,949,851            13,071,256
  FNMA, 6.00%, 11/15/32 - 2/01/33 ...............................    United States         1,590,975             1,633,899
  FNMA, 6.50%, 5/01/28 - 8/01/32 ................................    United States         8,797,183             9,145,810
  FNMA, 7.00%, 8/01/29 - 10/01/32 ...............................    United States         3,083,097             3,247,755
  FNMA, 7.50%, 1/01/30 ..........................................    United States           383,141               408,505
  FNMA, 8.00%, 12/01/30 .........................................    United States           112,983               121,907
  FNMA, 8.50%, 5/01/32 ..........................................    United States         1,522,179             1,641,621
  FNMA, 9.00%, 5/01/27 ..........................................    United States         1,728,953             1,924,521
  GNMA, 5.00%, 11/01/33 .........................................    United States         2,500,000             2,466,406
  GNMA, 5.50%, 5/15/33 - 9/15/33 ................................    United States         4,500,449             4,563,786
  GNMA, 6.00%, 11/01/31 - 2/15/33 ...............................    United States         1,543,644             1,594,954
  GNMA, 6.50%, 3/20/28 - 9/15/32 ................................    United States         4,214,405             4,414,293
  GNMA, 7.00%, 5/20/27 - 12/20/30 ...............................    United States         4,161,722             4,399,345
  GNMA, 7.50%, 5/15/05 - 1/20/33 ................................    United States         5,189,162             5,521,069
  GNMA, 8.00%, 8/15/16 - 7/20/27 ................................    United States         1,048,562             1,134,456
  GNMA, 8.25%, 9/20/17 ..........................................    United States            54,382                59,595




                                                              Annual Report | 61

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY       PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONT.)
  30 - YEAR MORTGAGE-BACKED SECURITIES (CONT.)
  GNMA, 9.00%, 11/15/16 - 3/15/31 ...............................    United States       $   443,806          $    481,844
                                                                                                              -------------
                                                                                                                95,843,618
                                                                                                              -------------
  ADJUSTABLE RATE MORTGAGE SECURITIES 2.2%
  FHLMC, Cap 12.59%, Margin 2.39% + CMT, Resets Annually,
    3.929%, 4/01/30 .............................................    United States         2,650,581             2,726,136
  FHLMC, Cap 11.435%, Margin 2.198% + CMT, Resets Annually,
    4.054%, 9/01/27 .............................................    United States           395,088               407,001
  FHLMC, Cap 12.77%, Margin 2.44% + 3CMT, Resets Every 3 Years,
    7.447%, 3/01/25 .............................................    United States           560,580               570,947
  FNMA, Cap 14.625%, Margin 1.75% + CMT, Resets Annually,
    3.00%, 6/01/15 ..............................................    United States           228,335               233,811
  FNMA, Cap 11.873%, Margin 1.75% + 6 Month DR, Resets Monthly,
    3.208%, 1/01/17 .............................................    United States           917,088               946,742
  FNMA, Cap 14.781%, Margin 2.06% + CMT, Resets Annually,
    3.423%, 12/01/22 ............................................    United States           570,247               584,702
  FNMA, Cap 12.57%, Margin 2.23% + CMT, Resets Annually,
    3.646%, 5/01/25 .............................................    United States           435,763               449,282
  FNMA, Cap 12.185%, Margin 2.05% + CMT, Resets Annually,
    5.259%, 9/01/19 .............................................    United States            78,706                80,934
  FNMA, Cap 12.06%, Margin 2.125% + 6 Month DR, Resets Annually,
    5.508%, 6/01/17 .............................................    United States           231,626               240,206
  FNMA, Cap 10.216%, Margin 2.305% + 3CMT, Resets Every 3 Years,
    6.255%, 12/01/24 ............................................    United States           143,277               147,019
  FNMA, Cap 14.744%, Margin 3.678% + 6ML, Resets Every 6 Months,
    8.485%, 6/01/30 .............................................    United States            78,365                82,635
  GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually,
    4.375%, 1/20/23 .............................................    United States           200,288               203,068
  GNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually,
    5.625%, 10/20/26 ............................................    United States           308,642               318,791
  GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually,
    5.625%, 10/20/26 ............................................    United States           152,037               156,725
                                                                                                              -------------
                                                                                                                 7,147,999
                                                                                                              -------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $123,353,838)...........                                              123,683,052
                                                                                                              -------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 9.4%
  FHLMC, 2.625%, 7/15/08 ........................................    United States         5,000,000             4,826,015
  FHLMC, 5.25%, 1/15/06 .........................................    United States         5,000,000             5,324,255
  FHLMC, 5.50%, 7/15/06 .........................................    United States         7,180,000             7,743,723
  FNMA, 3.50%, 9/15/04 ..........................................    United States         1,500,000             1,528,326
  FNMA, 6.625%, 11/15/30 ........................................    United States         2,500,000             2,826,235
  U.S. Treasury Bond, 5.25%, 2/15/29 ............................    United States         6,870,000             6,864,903
  U.S. Treasury Bond, 7.25%, 8/15/22 ............................    United States           830,000             1,038,343
                                                                                                              -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $29,128,665).                                               30,151,800
                                                                                                              -------------



62 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY       PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 6.6%
  Federal Republic of Germany, 96, 6.00%, 1/05/06 ...............       Germany              280,000 EUR      $    347,062
  Federation of Russia, 3.00%, 5/14/06 ..........................       Russia                20,000                19,250
  Federation of Russia, Reg S, 10.00%, 6/26/07 ..................       Russia                26,000                30,650
  Federation of Russia, Reg S, 7.50%, 3/31/30 ...................       Russia             4,204,000             3,904,465
  Government of France, 4.00% 4/25/13 ...........................       France               600,000 EUR           681,680
  Government of Hungary, 8.50%, 10/12/05 ........................       Hungary           17,000,000 HUF            74,322
  Government of Malaysia, 7.50%, 7/15/11 ........................      Malaysia              490,000               575,211
  Government of New Zealand, 7.00%, 7/15/09 .....................     New Zealand         11,922,000 NZD         7,655,860
  Kingdom of Norway, 6.50%, 5/15/13 .............................       Norway             3,000,000 NOK           473,625
  Kingdom of Sweden, 5.50%, 10/08/12 ............................       Sweden             4,080,000 SEK           547,304
  Kingdom of Thailand, 4.125%, 2/12/08 ..........................      Thailand           19,000,000 THB           509,326
  Kingdom of Thailand, 8.50%, 12/08/08 ..........................      Thailand           15,000,000 THB           478,945
  Korea Treasury Bond, 4.75%, 3/12/08 ...........................     South Korea      1,100,000,000 KRW           938,017
  Province of British Columbia, 4.625%, 10/03/06 ................    United States           500,000               527,078
  Republic of Austria, 5.875%, 7/15/06 ..........................       Austria              780,000 EUR           972,937
  Republic of Bulgaria, 144A, 8.25%, 1/15/15 ....................      Bulgaria               57,000                65,402
  Republic of Bulgaria, Reg S, 8.25%, 1/15/15 ...................      Bulgaria              194,000               221,529
  Republic of Colombia, 10.00%, 1/23/12 .........................      Colombia               74,000                78,255
  Republic of Columbia, 10.75%, 1/15/13 .........................      Colombia              100,000               110,250
  Republic of Peru, FRN, 3/07/17 ................................        Peru                108,100               101,765
  Republic of Peru, 9.875%, 2/06/15 .............................        Peru                100,000               117,312
  Republic of Philippines, 10.625%, 3/16/25 .....................     Philippines            474,000               515,179
  Republic of South Africa, 9.125%, 5/19/09 .....................    South Africa             14,000                16,913
  Republic of Ukraine, 144A 7.65%, 6/11/13 ......................       Ukraine              250,000               249,833
  Republic of Vietnam, 4.00%, 3/12/16 ...........................       Vietnam              270,000               249,750
  United Mexican States, 8.125%, 12/30/19 .......................       Mexico             1,019,000             1,128,542
  United Mexican States, 9.875%, 2/01/10 ........................       Mexico               450,000               565,312
  Venezuela Front Load Interest FRN, 2.063%, Reduction Bond, A,
    3/31/07 .....................................................     Venezuela               95,235                88,093
                                                                                                              -------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
   (COST $18,341,126)                                                                                           21,243,867
                                                                                                              -------------
  MUNICIPAL BOND (COST $2,477,425) .8%
  California State GO, 5.25%, 11/01/25 ..........................    United States         2,500,000             2,486,750
                                                                                                              -------------

c SENIOR FLOATING RATE INTERESTS 1.5%
  COMMERCIAL SERVICES .1%
  Moore Holdings USA Inc., Term Loan B-1, 3.125 - 3.188%,
    3/14/10 .....................................................    United States           300,000               301,969
                                                                                                              -------------
  COMMUNICATIONS .2%
  Crown Castle Operating Co., Term Loan B, 4.65%, 9/30/10 .......    United States           300,000               303,094
  Dobson Cellular Systems Inc., Term Loan, 6.25%, 3/31/10 .......    United States           300,000               304,125
                                                                                                              -------------
                                                                                                                   607,219
                                                                                                              -------------
  CONSUMER NON-DURABLES
  Suiza Foods Corp., Term Loan B, 3.14%, 7/15/08 ................    United States           299,250               302,009
                                                                                                              -------------




                                                              Annual Report | 63

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY       PRINCIPAL AMOUNT A         VALUE
------------------------------------------------------------------------------------------------------------------------------
c SENIOR FLOATING RATE INTERESTS (CONT.)
  CONSUMER SERVICES .2%
  Cinram International, Term Loan B, 6.75%, 10/15/09 ............    United States       $   300,000          $    300,187
  Readers Digest Association Inc., Term Loan B, 4.188 - 4.26%,
    5/20/08 .....................................................    United States           300,000               300,054
                                                                                                              -------------
                                                                                                                   600,241
                                                                                                              -------------
  ELECTRONIC TECHNOLOGY .2%
  AMI Semiconductor Inc., Term Loan, 3.62%, 9/30/08 .............    United States           300,000               303,188
  Amkor Technology Inc., Term Loan, 5.12%, 1/31/06 ..............    United States           300,000               304,281
                                                                                                              -------------
                                                                                                                   607,469
                                                                                                              -------------
  FINANCE .1%
  Newkirk Master LP, Term Loan, 8.50%, 10/27/03 .................    United States           300,000               304,521
                                                                                                              -------------
  HEALTH SERVICES .1%
  DaVita Inc., Term Loan B, 3.61 - 3.68%, 3/31/09 ...............    United States           300,000               302,750
                                                                                                              -------------
  HEALTH TECHNOLOGY
  Hanger Orthopedic Group Inc., Term Loan B, 3.87%, 9/30/09 .....    United States           250,000               252,500
                                                                                                              -------------
  INDUSTRIAL SERVICES .1%
  Washington Group, Term Loan 1.02%, 10/01/07 ...................    United States           300,000               300,366
                                                                                                              -------------
  PROCESS INDUSTRIES .2%
  Nalco Company, Term Loan B, 3.63%, 11/04/10 ...................    United States           300,000               300,000
  Tekni-Plex Inc., Term Loan B, 4.688%, 6/21/08 .................    United States           300,000               299,500
                                                                                                              -------------
                                                                                                                   599,500
                                                                                                              -------------
  PRODUCER MANUFACTURING .1%
  Trimas Corp., Term Loan B, 4.40%, 12/06/09 ....................    United States           300,000               300,800
                                                                                                              -------------
  TECHNOLOGY SERVICES .1%
  Worldspan LP, Term Loan, 4.875 - 4.938%, 6/30/07 ..............    United States           300,000               299,812
                                                                                                              -------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $4,764,481).........                                                4,779,156
                                                                                                              -------------

                                                                                        -------------
                                                                                            SHARES
                                                                                        -------------
  COMMON STOCK (COST $187,751)
  COMMUNICATIONS
d NTL Inc. ......................................................    United States             1,225                75,619
                                                                                                              -------------
  CONVERTIBLE PREFERRED STOCK (COST $40)
  COMMUNICATIONS
  NTL Europe Inc., 10.00%, A, pfd. ..............................    United States                 2                    10
                                                                                                              -------------
  PREFERRED STOCK (COST $479,510) .2%
  HEALTH SERVICES
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ......       Germany              500,000               526,250
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $329,689,259)................                                              339,831,516
                                                                                                              -------------





64  | See notes to financial statements. | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                            COUNTRY             SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 4.5%
  MONEY FUND 4.1%
e Franklin Institutional Fiduciary Trust Money Market Portfolio .    United States        13,237,106          $ 13,237,106
                                                                                                              -------------

                                                                            PRINCIPAL AMOUNT A

  U.S. GOVERNMENT AND AGENCY SECURITIES .4%
  FNMA, zero cpn., 1/19/04 ......................................    United States       $   825,000               822,772
f U.S. Treasury Bill, 11/13/03 ..................................    United States           300,000               299,927
                                                                                                              -------------
                                                                                                                 1,122,699
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $14,359,222)................                                               14,359,805
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $344,048,481) 110.8%...................                                              354,191,321
  OTHER ASSETS, LESS LIABILITIES (10.8)%.........................                                              (34,621,292)
                                                                                                              -------------
  NET ASSETS 100.0%..............................................                                             $319,570,029
                                                                                                              -------------

CURRENCY ABBREVIATIONS: | EUR - Euro | HUF - Hungarian Forint | KRW - South Korean Won
                          NOK - Norwegian Krone | NZD - New Zealand Dollar | SEK - Swedish Krona
                          THB - Thai Bhat


PORTFOLIO ABBREVIATIONS: | 3CMT - 3 Year Constant Maturity Treasury Index | 6ML - 6 Month LIBOR
                           CMT - 1 Year Constant Maturity Treasury Index | DR - Discount Rate
                           FRN - Floating Rate Note | LP - Limited Partnership





a The principal amount is stated in U.S. dollars unless otherwise indicated.
b The fund discontinues accruing income on defaulted securities. See Note 8.
c See Note 1(g) regarding senior floating rate interests.
d Non-income producing.
e See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
f On deposit with broker for initial margin on futures contracts (Note 1(d)).



                         Annual Report | See notes to financial statements. | 65

Franklin Investors Securities Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2003

                                                                       ----------------------------------------------------
                                                                           FRANKLIN
                                                                          ADJUSTABLE          FRANKLIN         FRANKLIN
                                                                        U.S. GOVERNMENT     FLOATING RATE    TOTAL RETURN
                                                                        SECURITIES FUND   DAILY ACCESS FUND      FUND
                                                                       ----------------------------------------------------
Assets:
 Investments in securities:
  Cost.............................................................      $691,608,496       $273,270,292     $344,048,481
                                                                       ----------------------------------------------------
  Value............................................................       661,491,581        275,561,772      354,191,321
 Cash..............................................................                --            288,950               --
 Receivables:
  Investment securities sold.......................................         1,268,601          3,029,592        7,715,415
  Capital shares sold..............................................         4,860,998          3,111,648        1,235,894
  Interest.........................................................                --            729,815        3,457,123
 Other assets......................................................                --              1,673               --
                                                                       ----------------------------------------------------
      Total assets.................................................       667,621,180        282,723,450      366,599,753
                                                                       ----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased..................................                --         21,959,826       45,908,189
  Funds advanced by custodian......................................                --                 --           35,180
  Capital shares redeemed..........................................         2,543,406            495,659          119,225
  Affiliates ......................................................           265,664            252,287          104,428
  Shareholders ....................................................           193,117             97,612           11,257
  Variation margin (Note 1) .......................................                --                 --           33,874
 Distributions to shareholders.....................................                --            171,136          780,392
 Other liabilities.................................................            50,440             46,598           37,179
                                                                       ----------------------------------------------------
      Total liabilities............................................         3,052,627         23,023,118       47,029,724
                                                                       ----------------------------------------------------
       Net assets, at value........................................      $664,568,553       $259,700,332     $319,570,029
                                                                       ----------------------------------------------------
Net assets consist of:
 Undistributed net investment income...............................      $         --       $     44,800     $   (802,301)
 Net unrealized appreciation (depreciation)........................       (30,116,915)         2,291,480        9,896,929
 Accumulated net realized gain (loss)..............................       (23,014,927)        (1,585,507)      (1,450,389)
 Capital shares....................................................       717,700,395        258,949,559      311,925,790
                                                                       ----------------------------------------------------
       Net assets, at value........................................      $664,568,553       $259,700,332     $319,570,029
                                                                       ----------------------------------------------------




66 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003


                                                                        --------------------------------------------------
                                                                           FRANKLIN
                                                                          ADJUSTABLE          FRANKLIN         FRANKLIN
                                                                        U.S. GOVERNMENT     FLOATING RATE    TOTAL RETURN
                                                                        SECURITIES FUND   DAILY ACCESS FUND      FUND
                                                                        --------------------------------------------------
CLASS A:
 Net assets, at value..............................................      $651,700,553       $127,659,638     $149,231,026
                                                                        --------------------------------------------------
 Shares outstanding................................................        71,112,415         12,728,323       14,841,405
                                                                        --------------------------------------------------
 Net asset value per share a.......................................             $9.16             $10.03           $10.06
                                                                        --------------------------------------------------
 Maximum offering price per share (net asset value per share / 97.75%,
   97.75%, 95.75%, respectively) ..................................             $9.37             $10.26           $10.51
                                                                        --------------------------------------------------
CLASS B:
 Net assets, at value..............................................                --       $ 28,637,004     $ 13,796,849
                                                                        --------------------------------------------------
 Shares outstanding................................................                --          2,857,241        1,372,207
                                                                        --------------------------------------------------
 Net asset value and maximum offering price per sharea.............                --             $10.02           $10.05
                                                                        --------------------------------------------------
CLASS C:
 Net assets, at value..............................................      $ 12,868,000       $ 95,801,652     $ 15,807,387
                                                                        --------------------------------------------------
 Shares outstanding................................................         1,404,740          9,551,779        1,572,846
                                                                        --------------------------------------------------
 Net asset value per share a.......................................             $9.16             $10.03           $10.05
                                                                        --------------------------------------------------
 Maximum offering price per share (net asset value per share / 99%,
   100%, 99%, respectively) .......................................             $9.25             $10.03           $10.15
                                                                        --------------------------------------------------
CLASS R:
 Net assets, at value..............................................                --                 --     $  7,302,417
                                                                        --------------------------------------------------
 Shares outstanding................................................                --                 --          726,318
                                                                        --------------------------------------------------
 Net asset value and maximum offering price per share a............                --                 --           $10.05
                                                                        --------------------------------------------------
ADVISOR CLASS:
 Net assets, at value..............................................                --       $  7,602,038     $133,432,350
                                                                        --------------------------------------------------
 Shares outstanding................................................                --            757,504       13,250,960
                                                                        --------------------------------------------------
 Net asset value and maximum offering price per share..............                --             $10.04           $10.07
                                                                        --------------------------------------------------




a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.






                         Annual Report | See notes to financial statements. | 67

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2003

                                                                        --------------------------------------------------
                                                                            FRANKLIN
                                                                           ADJUSTABLE          FRANKLIN        FRANKLIN
                                                                         U.S. GOVERNMENT     FLOATING RATE   TOTAL RETURN
                                                                         SECURITIES FUND   DAILY ACCESS FUND     FUND
                                                                        --------------------------------------------------
Investment income:
 Dividends..........................................................        $24,152,229       $   144,340   $   105,276
 Interest...........................................................                 --         7,663,638    13,148,977
                                                                        --------------------------------------------------
      Total investment income.......................................         24,152,229         7,807,978    13,254,253
                                                                        --------------------------------------------------
Expenses:
 Management fees (Note 3)...........................................                 --           652,238     1,196,029
 Administrative fees (Note 3).......................................            637,547           319,407       580,318
 Distribution fees: (Note 3)
  Class A...........................................................          1,590,294           167,130       310,884
  Class B...........................................................                 --           192,892        62,255
  Class C...........................................................             14,628           434,381        71,415
  Class R...........................................................                 --                --        27,206
 Transfer agent fees (Note 3).......................................            539,691           139,122       281,314
 Custodian fees.....................................................                 --             1,323        12,964
 Reports to shareholders............................................             40,955             8,285        12,690
 Registration and filing fees.......................................             78,953            60,834        76,031
 Professional fees..................................................             19,436            33,867        21,775
 Trustees' fees and expenses........................................             20,206             4,853        10,225
 Other..............................................................             46,081            57,788        52,553
                                                                        --------------------------------------------------
      Total expenses................................................          2,987,791         2,072,120     2,715,659
      Expenses waived/paid by affiliate (Note 3)....................                 --                --      (995,465)
                                                                        --------------------------------------------------
       Net expenses.................................................          2,987,791         2,072,120     1,720,194
                                                                        --------------------------------------------------
        Net investment income.......................................         21,164,438         5,735,858    11,534,059
                                                                        --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.......................................................           (853,355)       (1,330,217)    2,899,384
  Financial futures contracts ......................................                 --                --       532,743
  Foreign currency transactions.....................................                 --                --        32,153
                                                                        --------------------------------------------------
      Net realized gain (loss)......................................           (853,355)       (1,330,217)    3,464,280
 Net unrealized appreciation (depreciation) on:
  Investments.......................................................        (14,364,712)        6,577,026     9,063,737
  Financial futures contracts.......................................                 --                --      (360,829)
  Translation of assets and liabilities denominated in foreign currencies            --                --         4,533
                                                                        --------------------------------------------------
      Net unrealized appreciation (depreciation)....................        (14,364,712)        6,577,026     8,707,441
                                                                        --------------------------------------------------
Net realized and unrealized gain (loss).............................        (15,218,067)        5,246,809    12,171,721
                                                                        --------------------------------------------------
Net increase (decrease) in net assets resulting from operations.....        $ 5,946,371       $10,982,667   $23,705,780
                                                                        --------------------------------------------------




68 | See notes to financial statements. | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2003 and 2002


                                                        ---------------------------------------------------------------
                                                              FRANKLIN ADJUSTABLE                       FRANKLIN
                                                                U.S. GOVERNMENT                       FLOATING RATE
                                                                SECURITIES FUND                     DAILY ACCESS FUND
                                                        ---------------------------------------------------------------
                                                            2003             2002                 2003            2002
                                                        ---------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.............................    $ 21,164,438     $ 15,452,115      $  5,735,858   $  4,477,122
  Net realized gain (loss) from investments.........        (853,355)          16,333        (1,330,217)      (232,421)
  Net unrealized appreciation (depreciation) on
   investments .....................................     (14,364,712)      (2,007,410)        6,577,026     (3,617,932)
                                                        ---------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations .............................       5,946,371       13,461,038        10,982,667        626,769
 Distributions to shareholders from:
  Net investment income:
   Class A..........................................     (21,244,713)     (15,400,332)       (2,525,421)    (1,895,589)
   Class B..........................................              --               --          (651,847)      (540,646)
   Class C..........................................         (58,840)              --        (2,245,533)    (1,880,281)
   Advisor Class....................................              --               --          (272,311)      (296,218)
                                                        ---------------------------------------------------------------
 Total distributions to shareholders................     (21,303,553)     (15,400,332)       (5,695,112)    (4,612,734)
 Capital share transactions: (Note 2)
   Class A..........................................      91,340,305      307,429,345        76,080,570     16,218,302
   Class B..........................................              --               --        10,784,619      7,861,501
   Class C..........................................      12,920,452               --        39,030,685     30,056,933
   Advisor Class....................................              --               --         1,506,528       (406,639)
                                                        ---------------------------------------------------------------
 Total capital share transactions...................     104,260,757      307,429,345       127,402,402     53,730,097
      Net increase (decrease) in net assets.........      88,903,575      305,490,051       132,689,957     49,744,132
Net assets:
 Beginning of year..................................     575,664,978      270,174,927       127,010,375     77,266,243
                                                        ---------------------------------------------------------------
 End of year........................................    $664,568,553     $575,664,978      $259,700,332   $127,010,375
                                                        ---------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of year.......................................    $         --     $    139,115      $     44,800   $     (1,589)
                                                        ---------------------------------------------------------------



                                                              Annual Report | 69

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended October 31, 2003 and 2002

                                                                                            -----------------------------
                                                                                              FRANKLIN TOTAL RETURN FUND
                                                                                                 2003            2002
                                                                                            -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income..................................................................   $ 11,534,059    $  9,101,351
  Net realized gain (loss) from investments, financial futures contracts, and foreign
   currency transactions                                                                       3,464,280         547,652
  Net unrealized appreciation (depreciation) on investments, financial futures
   contracts, and translation of assets and liabilities denominated in foreign currencies      8,707,441          94,431
                                                                                            -----------------------------
      Net increase (decrease) in net assets resulting from operations...................      23,705,780       9,743,434
 Distributions to shareholders from:
  Net investment income:
   Class A...............................................................................     (6,459,326)     (4,498,082)
   Class B...............................................................................       (455,601)        (52,535)
   Class C...............................................................................       (521,445)        (51,923)
   Class R...............................................................................       (266,874)        (41,247)
   Advisor Class.........................................................................     (7,639,259)     (5,449,321)
                                                                                            -----------------------------
 Total distributions to shareholders.....................................................    (15,342,505)    (10,093,108)
 Capital share transactions: (Note 2)
   Class A...............................................................................     50,453,557      28,788,630
   Class B...............................................................................      9,523,958       4,098,234
   Class C...............................................................................     11,171,429       4,471,071
   Class R...............................................................................      5,344,283       1,861,985
   Advisor Class.........................................................................     (5,505,098)    109,736,322
                                                                                            -----------------------------
 Total capital share transactions........................................................     70,988,129     148,956,242
      Net increase (decrease) in net assets..............................................     79,351,404     148,606,568
Net assets:
 Beginning of year.......................................................................    240,218,625      91,612,057
                                                                                            -----------------------------
 End of year.............................................................................   $319,570,029    $240,218,625
                                                                                            -----------------------------
Undistributed net investment income included in net assets:
 End of year.............................................................................   $   (802,301)   $    (52,526)
                                                                                            -----------------------------


70 | See notes to financial statements. | Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Floating Rate Daily Access Fund. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objective as the fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters.

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. At October 31, 2003, the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Franklin Total Return Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.




                                                              Annual Report | 71

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUE, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

E. FOREIGN CURRENCY CONTRACTS

When the Franklin Total Return Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.



72 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



F. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund.

The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

G. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

H. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, facility fees are recognized as income over the expected term of the loan.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily based upon the relative proportion of net assets of each class.





                                                              Annual Report | 73

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2003, the Franklin Adjustable U.S. Government Securities Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------
FUND                                                 CLASS
-------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund  A & C
Franklin Floating Rate Daily Access Fund             A, B, C & Advisor
Franklin Total Return Fund                           A, B, C, R & Advisor





74 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)



At October 31, 2003, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                         ----------------------------
                                             FRANKLIN ADJUSTABLE
                                                U.S. GOVERNMENT
                                                SECURITIES FUND
                                         ----------------------------
                                           SHARES          AMOUNT
                                         ----------------------------
CLASS A SHARES:
Year ended October 31, 2003
 Shares sold..........................    63,077,072   $ 586,012,829
 Shares issued in reinvestment
  of distributions                         1,386,405      12,860,704
 Shares redeemed......................   (54,744,443)   (507,533,228)
                                         ----------------------------
 Net increase (decrease)..............     9,719,034   $  91,340,305
                                         ----------------------------
Year ended October 31, 2002
 Shares sold..........................    57,827,627   $ 542,092,482
 Shares issued in reinvestment
  of distributions                         1,038,658       9,722,779
 Shares redeemed......................   (26,045,031)   (244,385,916)
                                         ----------------------------
 Net increase (decrease)..............    32,821,254   $ 307,429,345
                                         ----------------------------

CLASS C SHARES:
Year ended October 31, 2003a
 Shares sold .........................     1,538,830   $  14,153,058
 Shares issued in reinvestment of
  distributions                                4,641          42,603
 Shares redeemed .....................      (138,731)     (1,275,209)
                                         ----------------------------
 Net increase (decrease)..............     1,404,740   $  12,920,452
                                         ----------------------------

                                                  FRANKLIN                          FRANKLIN
                                                FLOATING RATE                     TOTAL RETURN
                                              DAILY ACCESS FUND                       FUND
                                        ------------------------------------------------------------
                                           SHARES          AMOUNT            SHARES        AMOUNT
                                        ------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2003
   Shares sold........................   11,293,107     $112,327,333       9,090,245   $ 91,142,815
   Shares issued in reinvestment of
    distributions                           182,250        1,805,799         375,199      3,761,167
 Shares redeemed......................   (3,844,752)     (38,052,562)     (4,450,839)   (44,450,425)
                                        ------------------------------------------------------------
 Net increase (decrease)..............    7,630,605     $ 76,080,570       5,014,605   $ 50,453,557
                                        ------------------------------------------------------------
  Year ended October 31, 2002
   Shares sold........................    5,523,459     $ 55,174,615       6,448,332   $ 62,634,110
   Shares issued in reinvestment of
    distributions                           129,816        1,292,337         260,052      2,526,489
 Shares redeemed......................   (4,036,952)     (40,248,650)     (3,750,693)   (36,371,969)
                                        ------------------------------------------------------------
 Net increase (decrease)..............    1,616,323     $ 16,218,302       2,957,691   $ 28,788,630
                                        ------------------------------------------------------------




                                                              Annual Report | 75

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         ------------------------------------------------------------
                                                  FRANKLIN                          FRANKLIN
                                                FLOATING RATE                     TOTAL RETURN
                                              DAILY ACCESS FUND                       FUND
                                         ------------------------------------------------------------
                                           SHARES          AMOUNT            SHARES        AMOUNT
                                         ------------------------------------------------------------
CLASS B SHARES:
Year ended October 31, 2003
   Shares sold........................    1,612,594   $  16,010,473       1,275,083   $   12,745,195
   Shares issued in reinvestment of
    distributions ....................       33,622         332,642          34,570          346,979
 Shares redeemed......................     (561,292)     (5,558,496)       (357,713)      (3,568,216)
                                         ------------------------------------------------------------
 Net increase (decrease)..............    1,084,924   $  10,784,619         951,940   $    9,523,958
                                         ------------------------------------------------------------
  Year ended October 31, 2002 b
   Shares sold........................    1,094,603   $  10,947,919         585,155   $    5,687,647
   Shares issued in reinvestment of
    distributions ....................       20,875         207,312           3,918           38,137
 Shares redeemed......................     (331,785)     (3,293,730)       (168,806)      (1,627,550)
                                         ------------------------------------------------------------
 Net increase (decrease)..............      783,693   $   7,861,501         420,267   $    4,098,234
                                         ------------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2003
 Shares sold .........................    6,499,404   $  64,586,616       1,620,102   $   16,236,120
 Shares issued in reinvestment of
    distributions ....................      149,098       1,475,081          40,666          407,973
 Shares redeemed......................   (2,729,909)    (27,031,012)       (547,613)      (5,472,664)
                                         ------------------------------------------------------------
 Net increase (decrease)..............    3,918,593   $  39,030,685       1,113,155   $   11,171,429
                                         ------------------------------------------------------------
Year ended October 31, 2002 b
 Shares sold..........................    4,855,087   $  48,644,167         545,594   $    5,300,118
 Shares issued in reinvestment of
    distributions ....................      124,514       1,238,357           4,259           41,440
 Shares redeemed......................   (1,995,252)    (19,825,591)        (90,162)        (870,487)
                                         ------------------------------------------------------------
 Net increase (decrease)..............    2,984,349   $  30,056,933         459,691   $    4,471,071
                                         ------------------------------------------------------------
CLASS R:
Year ended October 31, 2003
 Shares sold..........................                                      764,360   $    7,650,084
 Shares issued in reinvestment of
   distributions .....................                                       25,794          259,062
 Shares redeemed......................                                     (256,167)      (2,564,863)
                                                                           --------------------------
 Net increase (decrease)..............                                      533,987   $    5,344,283
                                                                           --------------------------
Year ended October 31, 2002 c
 Shares sold..........................                                      234,209   $    2,270,564
 Shares issued in reinvestment of
   distributions .....................                                        4,018           39,080
 Shares redeemed......................                                      (45,896)        (447,659)
                                                                           --------------------------
 Net increase (decrease)..............                                      192,331   $    1,861,985
                                                                           --------------------------




76 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         ------------------------------------------------------------
                                                  FRANKLIN                          FRANKLIN
                                                FLOATING RATE                     TOTAL RETURN
                                              DAILY ACCESS FUND                       FUND
                                         ------------------------------------------------------------
                                           SHARES          AMOUNT            SHARES        AMOUNT
                                         ------------------------------------------------------------
ADVISOR CLASS:
Year ended October 31, 2003
   Shares sold........................      308,837   $   3,071,582        2,093,469   $ 21,000,974
   Shares issued in reinvestment of
    distributions                             5,459          54,135          150,843      1,512,747
 Shares redeemed......................     (162,571)     (1,619,189)      (2,788,420)   (28,018,819)
                                         ------------------------------------------------------------
 Net increase (decrease)..............      151,725   $   1,506,528         (544,108)  $ (5,505,098)
                                         ------------------------------------------------------------
  Year ended October 31, 2002
   Shares sold........................      142,203   $   1,426,688        1,542,006   $ 14,998,357
   Shares issued in merger d..........           --              --       12,242,524    117,528,229
   Shares issued in reinvestment of
    distributions                             3,708          36,996          142,577      1,387,088
 Shares redeemed......................     (187,072)     (1,870,323)      (2,474,896)   (24,177,346)
                                         ------------------------------------------------------------
 Net increase (decrease)..............      (41,161)  $    (406,639)      11,452,211   $109,736,322
                                         ------------------------------------------------------------

a For the period July 1, 2003 (effective date) to October 31, 2003 for the
  Franklin Adjustable U.S. Government Securities Fund.
b For the period March 1, 2002 (effective date) to October 31, 2002 for the
  Franklin Total Return Fund.
c For the period January 2, 2002 (effective date) to October 31, 2002 for the
  Franklin Total Return Fund.
d On March 27, 2002, the Franklin Total Return Fund acquired the net assets of the FTI - Bond Fund in a tax free exchange pursuant to a plan of reorganization approved by the Fiduciary Bond Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------------------------
  ENTITY                                                       AFFILIATION
---------------------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                            Investment manager
  Franklin Templeton Services LLC (FT Services)                Administrative manager
  Franklin/Templeton Investor Services LLC (Investor Services) Transfer agent
  Franklin/Templeton Distributors Inc. (Distributors)          Principal underwriter
  The U.S. Government Adjustable Rate Mortgage Portfolio       The fund in which the Franklin Adjustable
                                                               U.S. Government Securities Fund invests.

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers of .450% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Franklin Total Return Fund pays an investment management fee to Advisers of ..425% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.





                                                              Annual Report | 77

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES  (CONTINUED)



The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of .20% per year of the funds' average daily net assets.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

Advisers agreed in advance to waive administrative and management fees for the Franklin Total Return Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                         --------------------------------------------
                                                             FRANKLIN        FRANKLIN
                                                            ADJUSTABLE       FLOATING      FRANKLIN
                                                          U.S. GOVERNMENT   RATE DAILY   TOTAL RETURN
                                                          SECURITIES FUND   ACCESS FUND      FUND
                                                         --------------------------------------------
Class A...............................................          .25%            .25%          .25%
Class B...............................................           --            1.00%          .65%
Class C...............................................          .65%            .65%          .65%
Class R...............................................           --              --           .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                         --------------------------------------------
                                                               FRANKLIN        FRANKLIN
                                                              ADJUSTABLE       FLOATING    FRANKLIN
                                                            U.S. GOVERNMENT   RATE DAILY TOTAL RETURN
                                                            SECURITIES FUND   ACCESS FUND    FUND
                                                         --------------------------------------------
Net commissions paid...................................        $508,033        $671,674     $ 316,484
Contingent deferred sales charges .....................        $ 99,024        $145,945     $  23,447

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                                         --------------------------------------------
                                                               FRANKLIN        FRANKLIN
                                                              ADJUSTABLE       FLOATING    FRANKLIN
                                                            U.S. GOVERNMENT   RATE DAILY TOTAL RETURN
                                                            SECURITIES FUND   ACCESS FUND    FUND
                                                         --------------------------------------------
Transfer agent fees....................................        $369,125        $98,056      $ 178,417

At October 31, 2003, Advisers or investment companies managed by Advisers owned 6.71% of the Franklin Total Return Fund.





78 | Annual Report

Franklin Investors Securities Trust

4. INCOME TAXES

At October 31, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                         ---------------------------------------------
                                                             FRANKLIN        FRANKLIN
                                                            ADJUSTABLE       FLOATING      FRANKLIN
                                                          U.S. GOVERNMENT   RATE DAILY   TOTAL RETURN
                                                          SECURITIES FUND   ACCESS FUND      FUND
                                                         ---------------------------------------------
Capital loss carryovers expiring in:
 2004................................................       $  8,807,294   $        --    $        --
 2005................................................          4,580,551            --             --
 2006................................................          2,585,375            --             --
 2007................................................          1,456,300            --      1,011,941
 2008................................................          3,438,157            --        142,129
 2009................................................          1,279,054        17,020      3,351,247
 2010................................................                --        232,627        550,214
 2011................................................            600,077     1,335,860             --
                                                         ---------------------------------------------
                                                            $ 22,746,808   $ 1,585,507    $ 5,055,531
                                                         ---------------------------------------------

On October 31, 2003, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $18,463,010, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2003 and 2002, were as follows:

                                      ----------------------------------------------------------------
                                           FRANKLIN ADJUSTABLE                 FRANKLIN FLOATING
                                             U.S. GOVERNMENT                      RATE DAILY
                                            SECURITIES FUND                       ACCESS FUND
                                      ----------------------------------------------------------------
                                          2003           2002               2003              2002
                                      ----------------------------------------------------------------
Distributions paid from:
 Ordinary income..................    $21,303,553    $15,400,332         $5,695,112       $4,612,734
 Long term capital gain...........             --             --                 --               --
                                      ----------------------------------------------------------------
                                      $21,303,553    $15,400,332         $5,695,112       $4,612,734
                                      ----------------------------------------------------------------


                                                                         -----------------------------
                                                                                FRANKLIN TOTAL
                                                                                 RETURN FUND
                                                                         -----------------------------
                                                                            2003             2002
                                                                         -----------------------------
Distributions paid from:
 Ordinary income.....................................................    $15,342,505      $10,093,108
 Long term capital gain..............................................             --               --
                                                                         -----------------------------
                                                                         $15,342,505      $10,093,108
                                                                         -----------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.





                                                              Annual Report | 79

Franklin Investors Securities Trust

4. INCOME TAXES  (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll transactions, financial futures transactions, paydown losses, and bond discounts and premiums.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

At October 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                    --------------------------------------------------
                                                        FRANKLIN          FRANKLIN
                                                       ADJUSTABLE         FLOATING        FRANKLIN
                                                     U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN
                                                     SECURITIES FUND     ACCESS FUND        FUND
                                                    --------------------------------------------------
Cost of investments..............................     $  691,876,616   $ 273,271,991   $  344,868,895
                                                    --------------------------------------------------
Unrealized appreciation..........................                 --       2,669,935       11,704,922
Unrealized depreciation..........................        (30,385,035)       (380,154)      (2,382,496)
                                                    --------------------------------------------------
Net unrealized appreciation (depreciation).......     $  (30,385,035)  $   2,289,781   $    9,322,426
                                                    --------------------------------------------------
Undistributed ordinary income....................     $           --   $     217,634   $      773,064
Undistributed long term capital gains............                 --              --               --
                                                    --------------------------------------------------
Distributable earnings...........................     $           --   $     217,634   $      773,064
                                                    --------------------------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the year ended October 31, 2003 were as follows:

                                                    --------------------------------------------------
                                                         FRANKLIN         FRANKLIN
                                                        ADJUSTABLE        FLOATING        FRANKLIN
                                                      U.S. GOVERNMENT    RATE DAILY     TOTAL RETURN
                                                      SECURITIES FUND    ACCESS FUND        FUND
                                                    --------------------------------------------------
Purchases.........................................     $387,595,179  $223,413,605       $586,073,850
Sales.............................................     $283,403,633  $121,426,480       $698,342,714


6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Certain funds in the trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.





80 | Annual Report

Franklin Investors Securities Trust

6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO (CONTINUED)

The funds earned dividend income from investment in the Sweep Money Fund for the year ended October 31, 2003, as follows:

                                                    ----------------------------
                                                      FRANKLIN
                                                      FLOATING       FRANKLIN
                                                     RATE DAILY    TOTAL RETURN
                                                     ACCESS FUND       FUND
                                                    ----------------------------
Dividend income...................................     $144,340       $105,276

7. FINANCIAL FUTURES CONTRACTS


As of October 31, 2003, the Franklin Total Return Fund had the following financial futures contracts outstanding:

-------------------------------------------------------------------------------------------------------
                                                       NUMBER OF  DELIVERY    CONTRACT     UNREALIZED
  CONTRACTS TO BUY                                     CONTRACTS    DATES    FACE VALUE    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
U.S. Treasury Note ................................       104     12/01/03    $20,800,000   $ 200,989
U.S. Treasury Bond ................................       23      12/01/03    $ 2,300,000   $  91,461

-------------------------------------------------------------------------------------------------------
                                                       NUMBER OF  DELIVERY    CONTRACT     UNREALIZED
  CONTRACTS TO SELL                                    CONTRACTS    DATES    FACE VALUE    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
U.S. Treasury Note ................................       175     12/01/03    $17,500,000   $(546,345)


8. CREDIT RISK AND DEFAULTED SECURITIES


The Franklin Floating Rate Daily Access Fund has 85.22% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities.

The Franklin Total Return Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At October 31, 2003, the value of these securities was $279,000, representing ..09% of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.



                                                              Annual Report | 81

Franklin Investors Securities Trust

9. REVOLVING CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement expires on December 19, 2003. Interest is charged at the Federal Funds Rate plus .50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of .09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the year ended October 31, 2003, the fund did not utilize the facility.

10. OTHER CONSIDERATIONS

Advisers, as the fund's Manager for the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the funds in certain corporate restructuring negotiations. Currently, the Manager serves in one or more of these capacities for Adelphia Communications Corp. and Magellan Health Services Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.


11. RECENT LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Advisors Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust.

The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

Although it is not possible to predict the outcome of these matters at this early stage of the proceedings, the Fund's management does not expect that the result will have a material adverse effect on the financial condition of the Fund.


12. SUBSEQUENT EVENT

Effective December 19, 2003, the Franklin Floating Rate Daily Access Fund renewed its participation in a $200 million senior unsecured revolving credit facility. The terms of the new agreement remain unchanged. The new facility agreement expires on December 17, 2004.





82 | Annual Report

Franklin Investors Securities Trust



INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Investors Securities Trust (hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California December 3, 2003





                                                              Annual Report | 83

Board Members and Officers

FRANKLIN INVESTORS SECURITIES TRUST


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
  NAME, AGE AND ADDRESS        POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (82)     Trustee         Since 1986          115                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)         Trustee         Since 1986          142                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                         company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)      Trustee         Since 1989          143                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (51)         Trustee         Since 1998          92                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                         (exploration and refining of oil and
 San Mateo, CA 94403-1906                                                                     gas); Beverly Enterprises, Inc.
                                                                                              (health care); H.J. Heinz Company
                                                                                              (processed foods and allied products);
                                                                                              RTI Inter-national Metals, Inc.
                                                                                              (manufacture and distribution of
                                                                                              titanium); and Canadian National
                                                                                              Railway (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)        Trustee         Since 1986          115                        Director, The California Center for
 One Franklin Parkway                                                                         Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------




84 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
  NAME, AGE AND ADDRESS        POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)        Trustee         Since 1992          142                        Director, White Mountains Insurance
 One Franklin Parkway                                                                         Group, Ltd. (holding company); Martek
 San Mateo, CA 94403-1906                                                                     Biosciences Corporation; MedImmune,
                                                                                              Inc. (biotechnology); Overstock.com
                                                                                              (Internet services); and Spacehab,
                                                                                              Inc. (aerospace services); and
                                                                                              FORMERLY, Director, MCI Communication
                                                                                              Corporation (subsequently known as
                                                                                              MCI WorldCom, Inc. and WorldCom,
                                                                                              Inc.) (communications services)
                                                                                              (1988-2002).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
  NAME, AGE AND ADDRESS        POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **EDWARD B. JAMIESON (55)     Trustee,        Trustee and         8                          None
 One Franklin Parkway          President and   President since
 San Mateo, CA 94403-1906      Chief           1993 and Chief
                               Executive       Executive Officer -
                               Officer -       Investment
                               Investment      Management
                               Management      since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (70)     Trustee and     Trustee since       142                        None
 One Franklin Parkway          Chairman of     1986 and
 San Mateo, CA 94403-1906      the Board       Chairman of the
                                               Board since 1993

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 85

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
  NAME, AGE AND ADDRESS        POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63) Trustee and     Trustee since       125                        None
 One Franklin Parkway          Vice President  1987 and Vice
 San Mateo, CA 94403-1906                      President since
                                               1986

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARK BOYADJIAN (39)           Vice President  Since April 2003    Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)          Vice President  Since 1986          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 RICHARD D'ADDARIO (54)        Vice President  Since 2002          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President and Director of Research, Franklin Advisers, Inc.; and officer of four of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)       Vice President  Since 1995          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA  94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
 Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating
 Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
 Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
 Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


86 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
  NAME, AGE AND ADDRESS        POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice     Since 2002          Not Applicable             None
 500 East Broward Blvd.        President and
 Suite 2100                    Chief
 Fort Lauderdale, FL           Executive
 33394-3091                    Officer -
                               Finance and
                               Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)            Vice President  Since 2000          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President  Since 2000          Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)        Vice President  Since 2002          Not Applicable             Director, FTI Banque, Arch Chemicals,
 600 Fifth Avenue              - AML                                                          Inc. and Lingnan Foundation.
 Rockefeller Center            Compliance
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (39)  Treasurer and   Treasurer since     Not Applicable             None
 One Franklin Parkway          Chief Financial 2000 and Chief
 San Mateo, CA 94403-1906      Officer         Financial Officer
                                               since 2002


 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 87

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
  NAME, AGE AND ADDRESS        POSITION        TIME SERVED         BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)        Vice President  Since 2000          Not Applicable             None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as officer of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


88 | Annual Report

Adjustable Rate Securities Portfolios

FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
                                                                    -----------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                         2003        2002        2001        2000        1999
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................          $9.39       $9.47       $9.30       $9.31       $9.37
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income .......................................           .209        .354        .552        .555        .496

 Net realized and unrealized gains (losses) ..................          (.064)       .012        .213       (.010)      (.060)
                                                                    -----------------------------------------------------------

Total from investment operations .............................           .145        .366        .765        .545        .436

Less distributions from net investment income ................          (.355)      (.446)      (.600)      (.555)      (.496)
                                                                    -----------------------------------------------------------
Net asset value, end of year .................................          $9.18       $9.39       $9.47       $9.30       $9.31
                                                                    -----------------------------------------------------------

Total return a ...............................................          1.56%       4.08%       8.52%       6.03%       4.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $661,213    $572,510    $253,547    $232,949    $281,974

Ratios to average net assets:

 Expenses ....................................................           .41%        .41%        .42%        .43%        .43%

 Net investment income .......................................          2.15%       3.77%       5.88%       5.96%       5.32%

Portfolio turnover rate ......................................        130.32%      85.05%       2.49%      12.68%      23.23%

Portfolio turnover rate excluding mortgage dollar rolls b ....         96.52%      85.05%       2.49%      12.68%      23.23%




a Total return is not annualized for periods less than one year.
b See Note 1(e) regarding mortgage dollar rolls.



                         Annual Report | See notes to financial statements. | 89

Adjustable Rate Securities Portfolios

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003

---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 92.2%
  U.S. GOVERNMENT AND AGENCY SECURITIES 92.2%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 22.1%
  Cap 10.885%, Margin 2.32% + CMT, Resets Annually, 5.553%, 5/01/32 .....................    $  10,636,160   $  10,950,023
  Cap 10.98%, Margin 2.25% + CMT, Resets Annually, 6.003%, 9/01/31 ......................        3,858,210       4,004,464
  Cap 11.00%, Margin 1.91% + 12ML, Resets Annually, 5.971%, 8/01/31 .....................        1,484,180       1,530,894
  Cap 11.18%, Margin 2.23% + CMT, Resets Annually, 6.177%, 9/01/31 ......................        3,432,228       3,513,155
  Cap 11.21%, Margin 1.91% + 12ML, Resets Annually, 6.201%, 8/01/31 .....................        1,649,432       1,701,999
  Cap 11.21%, Margin 2.20% + CMT, Resets Annually, 3.596%, 10/01/24 .....................        3,074,337       3,199,675
  Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 4.00%, 11/01/16 .....................        1,108,621       1,133,075
  Cap 11.434%, Margin 2.365% + CMT, Resets Annually, 3.581%, 4/01/30 ....................        1,085,005       1,121,576
  Cap 11.435%, Margin 2.198% + CMT, Resets Annually, 3.624%, 9/01/27 ....................          812,657         837,161
  Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 3.753%, 10/01/25 .....................        1,954,968       2,017,125
  Cap 11.633%, Margin 2.076% + CMT, Resets Annually, 7.342%, 7/01/27 ....................        1,524,339       1,573,804
  Cap 11.65%, Margin 2.26% + CMT, Resets Annually, 3.725%, 11/01/29 .....................       10,905,192      11,297,544
  Cap 11.963%, Margin 2.24% + CMT, Resets Annually, 5.713%, 8/01/32 .....................       14,118,026      14,629,693
  Cap 11.98%, Margin 2.50% + 5CMT, Resets Every 5 Years, 6.444%, 8/01/29 ................        7,930,302       8,165,366
  Cap 11.989%, Margin 2.478% + 3CMT, Resets Every 3 Years, 6.39%, 11/01/35 ..............        1,672,461       1,715,137
  Cap 12.00%, Margin 2.41% + CMT, Resets Annually, 3.902%, 11/01/25 .....................        2,506,094       2,586,021
  Cap 12.012%, Margin 2.297% + 5CMT, Resets Every 5 Years, 7.003%, 5/01/26 ..............          895,666         929,615
  Cap 12.069%, Margin 2.23% + 3CMT, Resets Every 3 Years, 5.479%, 6/01/26 ...............        1,133,906       1,151,067
  Cap 12.07%, Margin 2.39% + CMT, Resets Annually, 6.07%, 7/01/29 .......................        1,728,409       1,778,700
  Cap 12.20%, Margin 2.426% + CMT, Resets Annually, 4.553%, 11/01/29 ....................        3,192,620       3,280,891
  Cap 12.22%, Margin 2.23% + CMT, Resets Annually, 5.434%, 3/01/32 ......................        2,019,987       2,074,963
  Cap 12.427%, Margin 2.225% + 5CMT, Resets Every 5 Years, 6.453%, 12/01/27 .............          269,644         276,713
  Cap 12.52%, Margin 2.48% + CMT, Resets Annually, 4.017%, 12/01/30 .....................        4,206,872       4,377,215
  Cap 12.54%, Margin 2.34% + CMT, Resets Annually, 5.528%, 4/01/25 ......................        3,104,544       3,199,186
  Cap 12.59%, Margin 2.71% + CMT, Resets Annually, 4.085%, 12/01/28 .....................        1,664,280       1,710,023
  Cap 12.732%, Margin 2.44% + CMT, Resets Annually, 6.433%, 5/01/32 .....................        2,955,663       3,073,271
  Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 3.283%, 7/01/18 .....................          600,795         619,772
  Cap 12.79%, Margin 2.24% + CMT, Resets Annually, 3.92%, 8/01/30 .......................        8,397,289       8,719,964
  Cap 12.806%, Margin 2.230% + CMT, Resets Annually, 3.944%, 4/01/18 ....................        1,684,274       1,736,232
  Cap 12.89%, Margin 1.80% + COFI, Resets Semi-Annually, 4.059%, 12/01/19 ...............        5,285,102       5,408,524
  Cap 12.90%, Margin 2.31% + CMT, Resets Annually, 3.631%, 8/01/27 ......................        4,884,192       5,004,397
  Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 3.576%, 9/01/19 .....................        1,213,757       1,243,098
  Cap 13.022%, Margin 1.749% + 6 Month TB, Resets Semi-Annually, 3.023%, 10/01/29 .......          406,465         419,156
  Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 4.039%, 12/01/16 ...................          721,458         737,907
  Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 3.885%, 5/01/25 ....................          959,181         992,388
  Cap 13.191%, Margin 1.841% + CMT, Resets Annually, 4.937%, 1/01/23 ....................        1,260,855       1,294,901
  Cap 13.23%, Margin 2.06% + CMT, Resets Annually, 3.707%, 4/01/29 ......................        3,980,239       4,093,991
  Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 3.517%, 10/01/18 ...................          293,407         302,637
  Cap 13.27%, Margin 1.963% + CMT, Resets Annually, 3.539%, 5/01/20 .....................        4,133,909       4,238,779
  Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 3.688%, 3/01/19 ....................          167,772         172,927
  Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 3.874%, 3/01/18 ....................          660,389         681,474
  Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 3.745%, 4/01/19 ......................        2,056,860       2,122,519
  Cap 13.547%, Margin 2.405% + CMT, Resets Annually, 7.586%, 8/01/30 ....................        1,541,461       1,604,447
  Cap 13.64%, Margin 2.29% + CMT, Resets Annually, 3.734%, 1/01/23 ......................       10,663,639      11,054,848
  Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 3.628%, 7/01/20 .....................          648,796         671,154
  Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 3.55%, 11/01/19 ....................          219,584         226,627
  Cap 14.244%, Margin 2.10% + CMT, Resets Annually, 3.421%, 9/01/18 .....................        2,247,621       2,338,876



90 | Annual Report

Adjustable Rate Securities Portfolios

---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (CONT.)
  Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.011%, 12/01/21 .............    $     219,341    $    222,936
  Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 4.356%, 2/01/19 .....................          363,664         367,620
                                                                                                              -------------
                                                                                                               146,103,530
                                                                                                              -------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 50.0%
  Cap 10.06%, Margin 2.30% + CMT, Resets Annually, 5.057%, 9/01/32 ......................       10,085,740      10,332,993
  Cap 10.50%, Margin 2.31% + CMT, Resets Annually, 5.497%, 8/01/32 ......................        2,815,040       2,892,646
  Cap 10.656%, Margin 2.25% + CMT, Resets Annually, 5.655%, 2/01/32 .....................        3,158,671       3,256,459
  Cap 10.71%, Margin 2.00% + CMT, Resets Annually, 5.402%, 10/01/32 .....................        2,478,055       2,530,523
  Cap 10.81%, Margin 2.26% + CMT, Resets Annually, 4.811%, 11/01/17 .....................        5,355,233       5,485,538
  Cap 10.82%, Margin 2.02% + CMT, Resets Annually, 5.801%, 2/01/31 ......................        1,393,174       1,427,787
  Cap 11.006%, Margin 2.12% + CMT, Resets Annually, 5.854%, 8/01/29 .....................        2,471,807       2,554,035
  Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 3.445%, 3/01/22 ......................          115,696         118,890
  Cap 11.13%, Margin 2.147% + CMT, Resets Annually, 6.958%, 8/01/29 .....................          713,423         729,205
  Cap 11.135%, Margin 2.34% + CMT, Resets Annually, 6.106%, 5/01/31 .....................          961,383         993,316
  Cap 11.16%, Margin 2.24% + CMT, Resets Annually, 3.702%, 11/01/30 .....................       12,723,591      13,196,951
  Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 4.026%, 11/01/27 ....................        1,128,084       1,158,392
  Cap 11.26%, Margin 2.31% + CMT, Resets Annually, 6.249%, 7/01/31 ......................        3,128,100       3,225,478
  Cap 11.329%, Margin 2.215% + CMT, Resets Annually, 5.322%, 5/01/32 ....................        4,511,136       4,616,490
  Cap 11.475%, Margin 2.09% + CMT, Resets Annually, 5.537%, 4/01/32 .....................        6,197,676       6,371,592
  Cap 11.49%, Margin 1.65 + 12ML, Resets Annually, 5.492%, 10/01/31 .....................        3,627,991       3,724,571
  Cap 11.53%, Margin 2.35% + CMT, Resets Annually, 6.515%, 4/01/30 ......................        3,152,767       3,250,615
  Cap 11.581%, Margin 2.18% + CMT, Resets Annually, 5.406%, 8/01/31 .....................        2,969,450       3,034,330
  Cap 11.61%, Margin 2.26% + CMT, Resets Annually, 4.508%, 9/01/39 ......................        3,391,748       3,518,036
  Cap 11.635%, Margin 2.436% + CMT, Resets Annually, 5.60%, 6/01/32 .....................        3,942,019       4,081,616
  Cap 11.662%, Margin 2.47% + CMT, Resets Annually, 4.188%, 8/01/28 .....................        9,272,261       9,608,157
  Cap 11.684%, Margin 1.25% + COFI, Resets Semi-Annually, 3.50%, 5/01/19 ................        1,970,485       1,990,695
  Cap 11.705%, Margin 2.19% + CMT, Resets Annually, 3.592%, 11/01/36 ....................        3,423,379       3,516,810
  Cap 11.73%, Margin 2.33% + CMT, Resets Annually, 5.391%, 2/01/29 ......................          932,760         952,520
  Cap 11.777%, Margin 2.17% + CMT, Resets Annually, 6.172%, 2/01/32 .....................        4,656,057       4,808,550
  Cap 11.836%, Margin 2.12% + CMT, Resets Annually, 5.777%, 6/01/31 .....................        2,627,027       2,702,616
  Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 5.336%, 2/01/30 .....................          889,828         917,072
  Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 3.662%, 2/01/25 ....................          232,821         240,333
  Cap 11.895%, Margin 2.11% + CMT, Resets Annually, 5.918%, 3/01/32 .....................       22,910,387      23,540,175
  Cap 11.901%, Margin 2.373% + CMT, Resets Annually, 3.837%, 5/01/29 ....................        1,307,669       1,350,229
  Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 5.248%, 6/01/32 .................        1,598,366       1,643,628
  Cap 11.93%, Margin 2.13% + CMT, Resets Annually, 5.91%, 7/01/31 .......................        2,824,230       2,915,241
  Cap 11.94%, Margin 2.352%+ CMT, Resets Annually, 7.071%, 9/01/29 ......................          573,176         590,550
  Cap 11.96%, Margin 2.15% + CMT, Resets Annually, 5.964%, 6/01/31 ......................        4,145,406       4,284,999
  Cap 11.966%, Margin 1.25% + COFI, Resets Semi-Annually, 3.445%, 4/01/22 ...............        1,762,923       1,787,684
  Cap 11.97%, Margin 2.14% + CMT, Resets Annually, 5.967%, 9/01/31 ......................        3,926,927       4,052,407
  Cap 12.06%, Margin 1.67% + CMT, Resets Annually, 6.067%, 7/01/31 ......................        1,071,510       1,096,933
  Cap 12.066%, Margin 2.05% + 3CMT, Resets Every 3 Years, 6.195%, 6/01/29 ...............        2,788,553       2,853,456
  Cap 12.119%, Margin 2.235% + CMT, Reset Annually, 7.198%, 1/01/31 .....................          444,995         455,285
  Cap 12.13%, Margin 2.598% + CMT, Resets Annually, 3.658%, 9/01/25 .....................        1,875,662       1,942,310
  Cap 12.181%, Margin 2.628% + CMT, Resets Annually, 4.16%, 6/01/28 .....................        7,042,243       7,246,792
  Cap 12.233%, Margin 1.702% + COFI, Resets Semi-Annually, 5.329%, 1/01/19 ..............        1,885,136       1,922,620
  Cap 12.31%, Margin 1.62% + COFI, Resets Semi-Annually, 3.792%, 4/01/19 ................        2,201,142       2,224,304


                                                              Annual Report | 91

Adjustable Rate Securities Portfolios

---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
  Cap 12.312%, Margin 1.90% + COFI, Resets Semi-Annually, 4.108%, 10/01/22 ..............    $   2,070,142     $ 2,095,242
  Cap 12.353%, Margin 2.30% + CMT, Resets Annually, 6.424%, 11/01/31 ....................        2,885,184       2,980,925
  Cap 12.36%, Margin 1.56% + CMT, Resets Annually, 6.462%, 11/01/31 .....................        7,172,199       7,448,010
  Cap 12.368%, Margin 2.123% + 6 Month TB, Resets Semi-Annually, 3.454%, 1/01/29 ........        2,030,657       2,086,832
  Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.453%, 8/01/29 ....................          805,816         821,571
  Cap 12.494%, Margin 2.27% + CMT, Resets Annually, 6.484%, 4/01/31 .....................       12,794,902      13,253,381
  Cap 12.527% Margin 2.25% + CMT, Resets Annually, 3.666%, 12/01/27 .....................        2,878,463       2,974,308
  Cap 12.563%, Margin 2.12% + CMT, Resets Annually, 3.61%, 10/01/24 .....................       18,535,603      19,104,524
  Cap 12.57%, Margin 1.77% + COFI, Resets Monthly, 3.804%, 1/01/19 ......................        3,479,341       3,515,953
  Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 3.636%, 5/01/25 ......................        2,517,060       2,595,146
  Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Annually, 5.819%, 11/01/18 ............          343,890         347,020
  Cap 12.61%, Margin 2.508% + CMT, Resets Annually, 4.232%, 1/01/29 .....................        2,910,997       3,004,312
  Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 4.809%, 11/01/17 ....................        4,709,300       4,839,449
  Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 3.483%, 3/01/19 ......................          845,541         868,376
  Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 4.25%, 10/01/28 .......................          233,740         238,915
  Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 2.799%, 1/01/19 ..........        1,726,094       1,750,545
  Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.962%, 1/01/19 .....................          548,571         559,909
  Cap 12.70%, Margin 2.23% + CMT, Resets Annually, 3.497%, 3/01/30 ......................          803,694         826,500
  Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 3.409%, 9/01/18 .....................        7,265,928       7,397,809
  Cap 12.76%, Margin 1.25% + COFI, Resets Annually, 3.247%, 5/01/18 .....................        9,259,649       9,419,448
  Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 3.241%, 6/01/20 .....................        2,953,021       3,009,336
  Cap 12.77%, Margin 2.00% + CMT, Resets Annually, 3.526%, 4/01/27 ......................        8,043,476       8,267,052
  Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 3.497%, 11/01/20 ....................          593,726         611,432
  Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 3.229%, 5/01/19 .....................        1,093,001       1,118,260
  Cap 12.808%, Margin 1.25% + COFI, Resets Monthly, 3.827%, 5/01/36 .....................        5,251,651       5,305,122
  Cap 12.81%, Margin 2.25% + CMT, Resets Annually, 6.79%, 9/01/30 .......................        5,299,255       5,457,169
  Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 6.167%, 6/01/17 .........          252,637         260,077
  Cap 12.848%, Margin 1.968% + CMT, Resets Annually, 3.512%, 12/01/17 ...................          307,719         313,308
  Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 6.064%, 10/01/17 ..............          563,875         573,785
  Cap 12.85%, Margin 2.27% + CMT, Resets Annually, 6.836%, 8/01/30 ......................        4,013,014       4,152,259
  Cap 12.85%, Margin 2.27% + CMT, Resets Annually, 6.848%, 9/01/30 ......................        2,335,564       2,428,759
  Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 5.535%, 7/01/17 .........        2,205,715       2,285,182
  Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 3.268%, 2/01/19 .....................           22,531          22,931
  Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 3.18%, 4/01/18 .........          490,244         502,972
  Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 3.48%, 12/01/19 ....................          693,139         716,627
  Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 3.86%, 6/01/19 .......................          685,230         710,378
  Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.837%, 2/01/20 ......................        2,335,242       2,381,522
  Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 2.891%, 12/01/20 .........          729,401         739,070
  Cap 13.04%, Margin 2.24% + CMT, Resets Annually, 3.544%, 6/01/27 ......................        2,193,413       2,262,298
  Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 4.06%, 4/01/19 .....................        1,564,073       1,604,407
  Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 3.481%, 6/01/19 ....................          985,677       1,014,861
  Cap 13.128%, Margin 2.02% + COFI, Resets Semi-Annually, 4.098%, 6/01/19 ...............          929,158         939,462
  Cap 13.13%, Margin 2.19% + CMT, Resets Annually, 6.785%, 1/01/31 ......................        1,968,801       2,025,447
  Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 5.513%, 11/01/26 .......          374,844         388,184
  Cap 13.245%, Margin 2.178% + 3CMT, Resets Every 3 Years, 6.178%, 1/01/26 ..............        1,478,788       1,519,314
  Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 3.368%, 6/01/19 .....................          684,704         700,634
  Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 3.288%, 10/01/19 ....................        1,195,885       1,230,154
  Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 3.598%, 9/01/22 ....................        2,725,504       2,825,024


92 | Annual Report

Adjustable Rate Securities Portfolios

---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
  Cap 13.46%, Margin 2.25% + CMT, Resets Annually, 7.519%, 10/01/30 .....................    $   2,836,734     $ 2,944,359
  Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 3.538%, 8/01/26 ......................          337,048         340,700
  Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 3.667%, 3/01/21 ....................          835,899         862,092
  Cap 13.688%, Margin 2.179% + 3CMT, Resets Every 3 Years, 6.977%, 3/01/26 ..............        1,837,885       1,896,975
  Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 3.54%, 12/01/20 ....................        1,622,217       1,663,136
  Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 3.826%, 3/01/19 .....................          339,315         349,627
  Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.47%, 7/01/24 ...........        1,180,486       1,213,601
  Cap 13.85%, Margin 2.13% + 3CMT, Resets Every 3 Years, 7.567%, 3/01/22 ................           67,469          68,900
  Cap 13.86%, Margin 1.842% + CMT, Resets Annually, 3.578%, 8/01/16 .....................           53,566          54,474
  Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 3.663%, 3/01/18 ....................          501,936         512,777
  Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 4.356%, 2/01/19 .....................          409,898         420,634
  Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 4.012%, 12/01/18 ....................          479,629         490,752
  Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 4.227%, 1/01/19 ....................        1,308,104       1,332,200
  Cap 14.083%, Margin 1.74% + CMT, Resets Annually, 3.297%, 3/01/20 .....................        7,650,245       7,851,143
  Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 6.032%, 5/01/21 ...............        1,139,236       1,175,947
  Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 3.451%, 3/01/20 .....................          419,551         431,370
  Cap 14.437%, Margin 1.845% + CMT, Resets Annually, 4.695%, 10/01/14 ...................          278,767         283,989
  Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 6.119%, 12/01/24 .............        1,613,216       1,653,096
  Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 6.327%, 8/01/22 ...............          384,057         396,113
  Cap 14.725%, Margin 2.42%+ CMT, Resets Annually, 4.04%, 6/01/19 .......................        1,039,816       1,062,286
  Cap 14.769%, Margin 2.265% + 6 Month DR, Resets Semi-Annually, 7.661%, 3/01/25 ........          521,540         538,263
  Cap 14.77%, Margin 2.61% + 3CMT, Resets Every 3 Years, 6.118%, 3/01/20 ................          503,272         523,104
  Cap 14.784%, Margin 1.87% + 3CMT, Resets Every 3 Years, 5.878%, 5/01/21 ...............        2,169,562       2,231,984
  Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 6.353%, 12/01/17 .............          393,611         405,278
  Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 3.047%, 1/01/16 .....................        2,107,743       2,155,050
  Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 3.96%, 5/01/19 .....................          763,088         790,988
                                                                                                              -------------
                                                                                                               330,284,868
                                                                                                              -------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 20.1%
  Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 5.625%, 10/20/23 .....................        5,338,161       5,509,759
  Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 4.375%, 3/20/24 ......................        4,064,426       4,128,929
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.75%, 9/20/22 .......................        1,188,544       1,218,124
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 4/20/22 ......................        2,749,684       2,801,363
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.625%, 10/20/26 .....................        1,027,495       1,061,287
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.625%, 11/20/23 .....................        6,297,210       6,499,787
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.625%, 10/20/24 .....................          954,031         984,836
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 1/20/27 ......................        4,299,173       4,368,174
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.625%, 10/20/27 .....................       18,300,622      18,898,245
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.75%, 9/20/27 .......................        1,284,775       1,313,731
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 4/20/28 ......................        2,271,007       2,314,251
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 2/20/28 ......................        2,264,639       2,300,584
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/29 .......................        4,459,060       4,509,437
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.25%, 4/20/30 .......................        2,659,922       2,658,939
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 6/20/31 .......................        1,948,521       1,959,670
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.375%, 2/20/23 ......................        2,657,409       2,699,355
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/23 .......................        1,323,090       1,351,896
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.375%, 5/20/24 ......................        2,345,459       2,389,963
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/24 .......................        6,335,920       6,493,656


                                                              Annual Report | 93

Adjustable Rate Securities Portfolios

---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.00%, 7/20/30 .......................    $   3,034,785     $ 3,022,225
  Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 5.75%, 7/20/25 .......................           91,942          94,035
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 1/20/23 ......................        3,786,558       3,839,129
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 2/20/23 ......................        1,672,194       1,695,410
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/21 .......................        1,428,037       1,460,923
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 8/20/30 .......................        2,654,216       2,679,275
  Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 9/20/22 .......................        1,250,551       1,279,313
  Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 5.625%, 12/20/24 .....................        1,560,299       1,607,614
  Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/25 .......................        4,412,746       4,500,178
  Cap 9.50%, Margin 1.50% + CMT, Resets Annually, 4.50%, 12/01/33 .......................       25,000,000      25,554,675
  Cap 9.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 4/20/32 ........................       13,649,336      13,683,707
                                                                                                              -------------
                                                                                                               132,878,470
                                                                                                              -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $611,914,088)........................                      609,266,868
                                                                                                              -------------
  MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $165,248)
  Travelers Mortgage Services Inc., Cap 13.95%, Margin 2.25% + CMT, Resets Annually,
   4.119%, 12/25/18 .....................................................................          162,455         160,263
                                                                                                              -------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $612,079,336)......................                      609,427,131
                                                                                                              -------------
  REPURCHASE AGREEMENT (COST $67,633,036) 10.2%
a Joint Repurchase Agreement, 1.004%, 11/03/03 (Maturity Value $67,638,695)
    ABN AMRO Bank, N.V., New York Branch (Maturity Value
    $6,496,020) Banc of America Securities LLC (Maturity
    Value $6,301,897) Barclays Capital Inc. (Maturity Value
    $6,496,020) Bear, Stearns & Co. Inc. (Maturity Value
    $3,878,403) BNP Paribas Securities Corp. (Maturity Value
    $6,301,897) Deutsche Bank Securities Inc. (Maturity
    Value $6,496,020) Dresdner Kleinwort Wasserstein
    Securities LLC (Maturity Value $6,301,897) Goldman,
    Sachs & Co. (Maturity Value $6,301,897) Lehman Brothers
    Inc. (Maturity Value $6,468,966) Morgan Stanley & Co.
    Inc. (Maturity Value $6,302,574) UBS Securities LLC
    (Maturity Value $6,293,104)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
     Agency Securities ..................................................................       67,633,036      67,633,036
                                                                                                              -------------
  TOTAL INVESTMENTS BEFORE PAYDOWN RESERVES 102.4% ......................................                      677,060,167
b RESERVE FOR PAYDOWN GAINS (LOSSES) (.1)% ..............................................                         (765,185)
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $679,712,372) 102.3% ..........................................                      676,294,982
  OTHER ASSETS, LESS LIABILITIES (2.3)% .................................................                      (15,081,778)
                                                                                                              -------------
  NET ASSETS 100.0% .....................................................................                     $661,213,204
                                                                                                              -------------


PORTFOLIO ABBREVIATIONS: | 3CMT - 3 Year Constant Maturity Treasury Index | 5CMT - 5 Year Constant Maturity Treasury Index |
                           12ML - 12 Month LIBOR | CMT - 1 Year Constant Maturity Treasury Index |
                           COFI - Eleventh District Cost of Funds Index | DR - Discount RATE |
                           NCI - National Median Cost of Funds Index | TB - Treasury Bill Rate




a See Note 1(b) regarding joint repurchase agreement.
b See Note 1(d) regarding reserve for paydown.


94 | See notes to financial statements. | Annual Report

Adjustable Rate Securities Portfolios

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003



                                                                                                        --------------------
                                                                                                           U.S. GOVERNMENT
                                                                                                           ADJUSTABLE RATE
                                                                                                         MORTGAGE PORTFOLIO
                                                                                                        --------------------
Assets:
 Investments in securities:
  Cost ..............................................................................................        $ 612,079,336
                                                                                                             --------------
  Value .............................................................................................          608,661,946
 Repurchase agreements, at value and cost ...........................................................           67,633,036
 Receivables:
  Investment securities sold ........................................................................            9,469,547
  Interest ..........................................................................................            2,846,941
                                                                                                             --------------
      Total assets ..................................................................................          688,611,470
                                                                                                             --------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................................           25,886,289
  Capital shares redeemed ...........................................................................            1,268,601
  Affiliates ........................................................................................              222,907
 Other liabilities ..................................................................................               20,469
                                                                                                             --------------
      Total liabilities .............................................................................           27,398,266
                                                                                                             --------------
       Net assets, at value .........................................................................        $ 661,213,204
                                                                                                             --------------
Net assets consist of:
 Undistributed net investment income ................................................................        $         698
 Net unrealized appreciation (depreciation) .........................................................           (3,417,390)
 Accumulated net realized gain (loss) ...............................................................          (13,543,021)
 Capital shares .....................................................................................          678,172,917
                                                                                                             --------------
 Net assets, at value ...............................................................................        $ 661,213,204
                                                                                                             --------------
 Net asset value per share and maximum offering per share ($661,213,204 / 72,057,906) ...............                $9.18
                                                                                                             --------------




                         Annual Report | See notes to financial statements. | 95

Adjustable Rate Securities Portfolios

STATEMENT OF OPERATIONS
for the year ended October 31, 2003


                                                                                                          -------------------
                                                                                                            U.S. GOVERNMENT
                                                                                                            ADJUSTABLE RATE
                                                                                                           MORTGAGE PORTFOLIO
                                                                                                          -------------------
Investment income:
 Interest ............................................................................................        $ 16,252,953
                                                                                                              -------------
Expenses:
 Management fees (Note 3) ............................................................................           2,541,570
 Custodian fees ......................................................................................               7,083
 Professional fees ...................................................................................              23,567
 Trustees' fees and expenses .........................................................................              16,130
 Other ...............................................................................................              14,050
                                                                                                              -------------
      Total expenses .................................................................................           2,602,400
                                                                                                              -------------
       Net investment income .........................................................................          13,650,553
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...........................................................           1,598,371
 Net unrealized appreciation (depreciation) on investments ...........................................          (6,584,707)
                                                                                                              -------------
Net realized and unrealized gain (loss) ..............................................................          (4,986,336)
                                                                                                              -------------
Net increase (decrease) in net assets resulting from operations ......................................        $  8,664,217
                                                                                                              -------------

96 | See notes to financial statements. | Annual Report

Adjustable Rate Securities Portfolios

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2003 and 2002


                                                                                           --------------------------------
                                                                                            U.S. GOVERNMENT ADJUSTABLE RATE
                                                                                                 MORTGAGE PORTFOLIO
                                                                                           --------------------------------
                                                                                                2003             2002
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................................      $ 13,650,553     $ 13,968,856
  Net realized gain (loss) from investments ...........................................         1,598,371          566,389
  Net unrealized appreciation (depreciation) on investments ...........................        (6,584,707)         802,242
                                                                                             ------------------------------
      Net increase (decrease) in net assets resulting from operations .................         8,664,217       15,337,487
  Distributions to shareholders from net investment income ............................       (24,152,220)     (17,202,234)
  Capital share transactions (Note 2) .................................................       104,191,546      320,827,334
                                                                                             ------------------------------
      Net increase (decrease) in net assets ...........................................        88,703,543      318,962,587
Net assets:
 Beginning of year ....................................................................       572,509,661      253,547,074
                                                                                             ------------------------------
 End of year ..........................................................................      $661,213,204     $572,509,661
                                                                                             ------------------------------
Undistributed net investment income included in net assets:
 End of year ..........................................................................      $        698     $         --
                                                                                             ------------------------------



                         Annual Report | See notes to financial statements. | 97

Adjustable Rate Securities Portfolios

NOTES TO FINANCIAL STATEMENTS



U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. JOINT REPURCHASE AGREEMENT

The Portfolio may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Portfolio based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Portfolio to the seller, collateralized by securities which are delivered to the Portfolio's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolio and the other funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2003, all repurchase agreements had been entered into on that date.

C. SECURITIES PURCHASED ON A TBA BASIS

The Portfolio may purchase securities on a to-be-announced ("TBA") basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. RESERVE FOR PAYDOWN GAINS/LOSSES

The Portfolio provides estimates, based on historical experience, for anticipated paydown gains and losses. The reserve is recorded as a reduction or increase to net assets as noted on the Statement of Investments and is included in the unrealized appreciation/depreciation shown on the accompanying financial statements.





98 | Annual Report

Adjustable Rate Securities Portfolios

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS

The Portfolio enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Portfolio and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Portfolio. The risks of mortgage dollar roll transactions include the potential inability of the counter party to fulfill their obligations.

F. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily. Such distributions are reinvested in additional shares of the Portfolio.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.







                                                              Annual Report | 99

Adjustable Rate Securities Portfolios

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2003, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                                            SHARES          AMOUNT
                                                                         ----------------------------
Year ended October 31, 2003
Shares sold..........................................................     39,039,368   $ 363,442,959
Shares issued in reinvestment of distributions.......................      2,599,534      24,152,220
Shares redeemed......................................................    (30,552,039)   (283,403,633)
                                                                         ----------------------------
Net increase (decrease)..............................................     11,086,863   $ 104,191,546
                                                                         ----------------------------
Year ended October 31, 2002
Shares sold .........................................................     43,035,917   $ 404,105,062
Shares issued in reinvestment of distributions ......................      1,830,890      17,202,234
Shares redeemed .....................................................    (10,683,710)   (100,479,962)
                                                                         ----------------------------
Net increase (decrease) .............................................     34,183,097   $ 320,827,334
                                                                         ----------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, LLC (Advisers), the Portfolio's investment manager and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At October 31, 2003, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.


4. INCOME TAXES

At October 31, 2003, net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes of $679,712,372 was as follows:

Unrealized appreciation........................   $   579,829
Unrealized depreciation........................    (3,997,219)
                                                  ------------
Net unrealized appreciation (depreciation).....   $(3,417,390)
                                                  ------------

Undistributed ordinary income..................   $       698
Undistributed long term capital gains..........            --
                                                  ------------
Distributable earnings.........................   $       698
                                                  ------------






100 | Annual Report

Adjustable Rate Securities Portfolios

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

4. INCOME TAXES (CONTINUED)





At October 31, 2003, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2004 .........................................   $    419,303
 2007 .........................................        140,123
 2008 .........................................        210,331
 2009 .........................................      1,202,281
 2010 .........................................      2,667,031
 2011..........................................      8,903,952
                                                  ------------
                                                  $ 13,543,021
                                                  ------------

At October 31, 2003 the Portfolio had expired capital loss carryovers of $7,677,608 which were reclassified to paid-in-capital.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of mortgage dollar roll and paydown losses.

The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002, was as follows:

                                           -------------------------
                                                2003        2002
                                           -------------------------
Distributions paid from:
 Ordinary income ......................    $24,152,220   $17,202,234
 Long term capital gain................             --            --
                                           -------------------------
                                           $24,152,220   $17,202,234
                                           -------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2003 aggregated $849,426,176 and $768,106,202, respectively.





                                                             Annual Report | 101

Adjustable Rate Securities Portfolios

INDEPENDENT AUDITORS' REPORT
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 3, 2003




102 | Annual Report

Board Members and Officers

ADJUSTABLE RATE SECURITIES PORTFOLIOS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (82)     Trustee        Since 1991       115                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)         Trustee        Since 1991       142                        Director, Bar-S Foods (meat
 One Franklin Parkway                                                                     packing company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)      Trustee        Since 1991       143                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (51)         Trustee        Since April 2003 92                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                     (exploration and refining of oil and
 San Mateo, CA 94403-1906                                                                 gas); Beverly Enterprises, Inc.
                                                                                          (health care); H.J. Heinz Company
                                                                                          (processed foods and allied
                                                                                          products); RTI International Metals,
                                                                                          Inc. (manufacture and distribution of
                                                                                          titanium); and Canadian National
                                                                                          Railway (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 103

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)        Trustee        Since 1991       115                        Director, The California Center for
 One Franklin Parkway                                                                     Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)        Trustee        Since 1992       142                        Director, White Mountains Insurance
 One Franklin Parkway                                                                     Group, Ltd. (holding company); Martek
 San Mateo, CA 94403-1906                                                                 Biosciences Corporation; MedImmune,
                                                                                          Inc. (biotechnology); Overstock.com
                                                                                          (Internet services); and Spacehab,
                                                                                          Inc. (aerospace services); and
                                                                                          FORMERLY, Director, MCI Communication
                                                                                          Corporation (subsequently known as
                                                                                          MCI WorldCom, Inc. and WorldCom,
                                                                                          Inc.) (communications services)
                                                                                          (1988-2002).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (70)     Trustee and    Trustee since    142                        None
 One Franklin Parkway          Chairman of    1991 and
 San Mateo, CA 94403-1906      the Board      Chairman of the
                                              Board since
                                              1993

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



104 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63) Trustee,       Trustee since    125                        None
 One Franklin Parkway          President and  1991 and
 San Mateo, CA 94403-1906      Chief          President and
                               Executive      Chief Executive
                               Officer -      Officer -
                               Investment     Investment
                               Management     Management
                                              since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **WILLIAM J. LIPPMAN (78)     Trustee        Since 1993       18                         None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)          Vice President Since 1991       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)       Vice President Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
 Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating
 Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
 Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
 Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                             Annual Report | 105

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.        President and
 Suite 2100                    Chief
 Fort Lauderdale, FL           Executive
 33394-3091                    Officer-
                               Finance and
                               Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)            Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)        Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch Chemicals,
 600 Fifth Avenue              - AML                                                      Inc. and Lingnan Foundation.
 Rockefeller Center            Compliance
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (39)  Treasurer and  Treasurer since  Not Applicable             None
 One Franklin Parkway          Chief          2000 and Chief
 San Mateo, CA 94403-1906      Financial      Financial Officer
                               Officer        since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------




106 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)        Vice President Since 2000       Not Applicable             None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. William J. Lippman is considered an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.




                                                             Annual Report | 107

Franklin Investors Securities Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:
Proxy Group.




108 | Annual Report

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund


GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1


VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund


BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5


SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund


ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund


TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund


INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund


TAX-FREE INCOME 8

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7


LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund


INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund


STATE-SPECIFIC8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



11/03             Not part of the annual report

         [LOGO]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
       INVESTMENTS            San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.




ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INVESTORS
SECURITIES TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



FIST2 A2003 12/03







ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER.

(C) N/A

(D) N/A

(F) PURSUANT TO ITEM 10(A), THE REGISTRANT IS ATTACHING AS AN EXHIBIT A COPY OF ITS CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS FINANCIAL AND ACCOUNTING OFFICER.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) THE REGISTRANT HAS AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS FRANK W.T. LAHAYE, AND HE IS "INDEPENDENT" AS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    December 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    December 31, 2003


By /s/Kimberley H. Monasterio
Chief Financial Officer
Date    December 31, 2003